As filed with the SEC on _________________.	Registration No. 333-112809

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 3

_________________

PRUCO LIFE OF NEW JERSEY

VARIABLE APPRECIABLE ACCOUNT

(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

(Name of Depositor)

213 Washington Street

Newark, New Jersey 07102-2992

(800) 778-2255

(Address and telephone number of principal executive offices)

_________________

Thomas C. Castano

Assistant Secretary

Pruco Life Insurance Company of New Jersey

213 Washington Street

Newark, New Jersey 07102-2992

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

_________________

It is proposed that this filing will become effective (check appropriate space):

 immediately upon filing pursuant to paragraph (b) of Rule 485

[x] on October 17, 2005 pursuant to paragraph (b) of Rule 485 date

 60 days after filing pursuant to paragraph (a)(1) of Rule 485

 on ____________ pursuant to paragraph (a)(1) of Rule 485
                 date

[x] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS

October 17, 2005

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

PruLife® Custom Premier II

This prospectus describes an individual flexible premium variable universal life insurance contract, the PruLife® Custom Premier II Contract (the “Contract”) offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our"), a stock life insurance company. Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

You may choose to invest your Contract's premiums and its earnings in one or more of 40 available variable investment options of the Pruco Life of New Jersey Variable Appreciable Account (the “Account”):

Diversified Bond	SP Growth Asset Allocation	AST Federated Aggressive Growth
Equity	SP Large Cap Value	AST Global Allocation
Global	SP LSV International Value	AST Goldman Sachs Mid-Cap Growth
High Yield Bond	SP Mid Cap Growth	AST JPMorgan International Equity
Jennison	SP PIMCO High Yield	AST Marsico Capital Growth
Money Market	SP PIMCO Total Return	AST MFS Global Equity
Stock Index	SP Prudential U.S. Emerging Growth	AST MFS Growth
SP Aggressive Growth Asset Allocation	SP Small Cap Growth	AST Neuberger Berman Mid-Cap Growth
SP AIM Core Equity	SP Strategic Partners Focused Growth	AST PIMCO Limited Maturity Bond
SP AllianceBernstein Large Cap Growth	SP William Blair International Growth	AST Small-Cap Value
SP Balanced Asset Allocation	AST Cohen & Steers Realty	AST T. Rowe Price Global Bond
SP Conservative Asset Allocation	AST DeAM Large-Cap Value	AST T. Rowe Price Natural Resources
SP Davis Value	AST DeAM Small-Cap Growth
SP Goldman Sachs Small Cap Value	AST DeAM Small-Cap Value

For a complete list of the 40 available variable investment options, their investment objectives, and their investment advisers, see The Funds.

You may also choose to invest your Contract’s premiums and its earnings in the fixed rate option, which pays a guaranteed interest rate. See The Fixed Rate Option.

Please Read this Prospectus. Please read this prospectus before purchasing a PruLife® Custom Premier II variable universal life insurance Contract and keep it for future reference. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in PruLife® Custom Premier II is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Pruco Life Insurance Company of New Jersey

                213 Washington Street

                Newark, New Jersey 07102-2992

Telephone: (800) 944-8786

PROSPECTUS CONTENTS

Page

SUMMARY OF CHARGES AND EXPENSES	1
Expenses other than Portfolio Expenses	1
Portfolio Expenses	3

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	4
Brief Description of the Contract	4
Types of Death Benefit Available Under the Contract	4
No-Lapse Guarantee Information	4
The Contract Fund	5
Premium Payments	5
Allocation of Premium Payments	5
Investment Choices	5
Transfers Among Investment Options	5
Increasing or Decreasing Basic Insurance Amount	6
Access to Contract Values	6
Contract Loans	7
Canceling the Contract (“Free-Look”)	7

SUMMARY OF CONTRACT RISKS	7
Contract Values are not Guaranteed	7
Increase in Charges	7
Contract Lapse	7
Risks of Using the Contract as a Short-Term Savings Vehicle	7
Risks of Taking Withdrawals	8
Limitations on Transfers	8
Limitations and Charges on Surrender of the Contract	9
Risks of Taking a Contract Loan	9
Tax Consequences of Buying this Contract	9
Replacement of the Contract	10

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	10
Risks Associated with the Variable Investment Options	10
Learn More about the Variable Investment Options	10

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES	10
Pruco Life Insurance Company of New Jersey	10
The Pruco Life of New Jersey Variable Appreciable Account	11
The Funds	11
Service Fees Payable to Pruco Life of New Jersey	16
Voting Rights	16
Substitution of Variable Investment Options	17
The Fixed Rate Option	17

CHARGES AND EXPENSES	17
Sales Load Charges	18
Premium Based Administrative Charge	18
Cost of Insurance	19
Monthly Deductions from the Contract Fund	19
Daily Deduction from the Variable Investment Options	20
Surrender Charges	20
Transaction Charges	21
Allocated Charges	21
Charges After Age 100	21
Portfolio Charges	21
Charges for Optional Rider Coverage	21

PERSONS HAVING RIGHTS UNDER THE CONTRACT	22
Contract Owner	22
Beneficiary	22

OTHER GENERAL CONTRACT PROVISIONS	22
Assignment	22
Incontestability	22
Misstatement of Age or Sex	22
Settlement Options	22
Suicide Exclusion	23

RIDERS	23

REQUIREMENTS FOR ISSUANCE OF A CONTRACT	24

PREMIUMS	24
Minimum Initial Premium	24
Available Types of Premium	24
Allocation of Premiums	25
Transfers/Restrictions on Transfers	25
Dollar Cost Averaging	27
Auto-Rebalancing	27

DEATH BENEFITS	27
Contract Date	27
When Proceeds Are Paid	28
Types of Death Benefit	28
Changing the Type of Death Benefit	29
No-Lapse Guarantee	30
Increases in Basic Insurance Amount	32
Decreases in Basic Insurance Amount	33

CONTRACT VALUES	33
Surrender of a Contract	33
How a Contract's Cash Surrender Value Will Vary	34
Loans	34
Withdrawals	35

LAPSE AND REINSTATEMENT	36

TAXES	36
Tax Treatment of Contract Benefits	36

DISTRIBUTION AND COMPENSATION	38

LEGAL PROCEEDINGS	40

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS	40

ADDITIONAL INFORMATION	42

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	43

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	45

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes the maximum fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer amounts between investment options.

Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load)	Deducted from premium payments.	6% of premium payment.
Premium Based Administrative Charge	Deducted from premium payments.	7.5% of premium payment.
Surrender fees(1)(2)	Upon lapse, surrender, or decrease in basic insurance amount.	100% of first year Sales Load Target Premium, less premium for riders and extras.(3)
Transfer fees	Each transfer exceeding 12 in any Contract year.	$25
Withdrawal fee	Upon withdrawal.	Lesser of $25 and 2% of withdrawal amount.
Insurance Amount Change fee	Upon change in basic insurance amount .	$25
Living Needs Benefit fee	When benefit is paid.	$150

(1)	The percentage varies by issue date, issue age, and duration for Contracts issued on or after October 17, 2005.

(2)

For Contracts issued prior to October 17, 2005, the fee varies by issue age and reduces annually to zero. The duration of the charge also varies by age, ranging from ten years at ages 0-45 to three years at ages 68 and above.

(3)	For Contracts issued prior to October 17, 2005, the fee is equal to 90% of the first year Sales Load Target Premium, less premium for riders and extras.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ portfolio fees and expenses.

Periodic Contract and Optional Rider Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance(“COI”) for the basic insurance amount.

Minimum and Maximum Charges

_____________

Initial COI for a representative Contract owner, male age 32 in the Preferred non-smoker underwriting class.

	Monthly	From $.06 to $83.34 per $1,000 of net amount at risk.(1)(2) _____________ $0.13 per $1,000 of net amount at risk.(3)
Mortality and Expense Risk fees	Daily	Effective annual rate of 0.45% of assets in variable investment options.
Additional Mortality fees for risk associated with certain health conditions, occupations, avocations, or aviation risks.	Monthly	From $0.10 to $2.08 per $1,000 of basic insurance amount.(4)
Net interest on loans(5)	Annually	1% for standard loans. 0.10% for preferred loans.

Fee for basic insurance amount

Minimum and Maximum Charges

_____________

Basic insurance amount fee for a representative Contract owner, male age 32 in the Preferred non-smoker underwriting class, no riders.

	Monthly	$30 per Contract plus $0.04 to $1.40 per $1,000 of basic insurance amount. _____________ $30 plus $0.12 per $1,000 of basic insurance amount.

Fee for an increase to basic insurance amount

Minimum and Maximum Charges

_____________

Increase to basic insurance amount fee for a representative Contract owner, male age 32 in the Preferred non-smoker underwriting class, no riders.

	Monthly	$12 per increase segment plus $0.04 to $1.40 per $1,000 of increase. _____________ $12 per increase segment plus $0.12 per $1,000 of increase.

Fee for Accidental Death Benefit Rider

Minimum and Maximum Charges

_____________

Accidental Death Benefit Rider fee for a representative Contract owner, male age 32 in the Preferred non-smoker underwriting class.

	Monthly	From $0.05 to $0.28 per $1,000 of coverage.(1) _____________ $0.07 per $1,000 of coverage.
Fee for Children Level Term Rider(6)	Monthly	$.42 per $1,000 of coverage.

Fee for Enhanced Disability Benefit Rider(6)

Minimum and Maximum Charges

_____________

Enhanced Disability Benefit Rider fee for a representative Contract owner, male age 32 in the Preferred non-smoker underwriting class.

Monthly

From 7.08% to 12.16% of the greater of: 9% of the policy target premium or the total of monthly deductions. (1)(7)

_____________

7.52% of the greater of: 9% of the policy target premium or the total of monthly deductions.

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.

(2)	For example, the highest COI rate is for an insured who is a male/female age 99.

(3)	You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life of New Jersey representative.

(4)	The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk.

(5)

The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of 4% and an effective annual interest crediting rate equal to 3%. Preferred loans are charged a lower effective annual interest rate. See Loans.

(6)	Duration of charge is limited. See CHARGES AND EXPENSES.

(7)	For Contracts issued prior to October 17, 2005, the amount deducted is 7.08% to 10.39% of the greater of 9% of the policy target premium of the total of monthly deductions.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.38%	1.48%

SUMMARY OF THE CONTRACT

AND CONTRACT BENEFITS

Brief Description of the Contract

PruLife® Custom Premier II is a form of variable universal life insurance. A variable universal life insurance contract is a flexible form of life insurance. It has a death benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest net premiums in one or more of the 40 available variable investment options or in the fixed rate option. Although the value of your Contract Fund may increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. If you select the fixed rate option, we credit your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 3%. Transfers from the fixed rate option may be restricted. The Contract is designed to be flexible to meet your specific life insurance needs. Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments.

Types of Death Benefit Available Under the Contract

There are three types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the death benefit generally remains at the basic insurance amount you initially chose. However, the Contract Fund (described below) may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Type B (variable) Contract, your death benefit will vary with investment experience. For Type A and Type B death benefits, as long as the Contract is in-force, the death benefit will never be less than the basic insurance amount shown in your Contract. If you choose a Contract with a Type C (return of premium) death benefit, the death benefit is generally equal to the basic insurance amount plus the total premiums paid into the Contract, less withdrawals, accumulated at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract owner. The death benefit on a Type C Contract is limited to the basic insurance amount plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the initial basic insurance amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract.

With any type of death benefit, the death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

You may change your Contract’s death benefit type after issue, however, if you choose a Type A or Type B death benefit at issue, you will not be able to change to a Type C death benefit thereafter. Also, if you change a Type C death benefit to a Type A or Type B death benefit after issue, you will not be able to change back to a Type C death benefit. See Types of Death Benefit and Changing the Type of Death Benefit.

No-Lapse Guarantee Information

We agree to keep the Contract in-force for a specified period, regardless of the investment performance under your Contract, as long as your total premiums (reduced to reflect withdrawals) accumulated at 4% interest are at least equal to the No-Lapse Guarantee Values shown in your Contract. If you have an outstanding Contract loan, a No-Lapse Guarantee will not keep the Contract in-force. See Withdrawals and Loans.

There are three separate guarantee periods, each associated with a corresponding level of premium payments. For example, payment of the Short-Term No-Lapse Guarantee Premium at the beginning of each Contract year guarantees that your Contract will not lapse during the first seven Contract years (five Contract years for issue ages 60 and above), assuming no loans or withdrawals. If your Contract was issued with a Type A or Type B death benefit and you are paying the Limited No-Lapse Guarantee Premium at the beginning of each Contract year, we will guarantee your Contract against lapse until the later of the insured's age 70 or for 10 years after issue, whichever comes later, assuming no loans or withdrawals. See No-Lapse Guarantee and PREMIUMS. Finally, if your Contract was issued with a Type A or Type B death benefit and you are paying the Lifetime Premium at the beginning of each Contract year, we will guarantee your Contract against lapse for the insured's lifetime, assuming no loans or withdrawals. Contracts with a Type C death benefit will have only a Short-Term No-Lapse Guarantee.

Unless a No-Lapse Guarantee is in effect, the Contract will go into default if the Contract Fund less any Contract debt and less any applicable surrender charges falls to zero or less. Your Pruco Life of New Jersey representative can tell you the premium amounts you will need to make to maintain these guarantees.

The Contract Fund

Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, and the monthly deductions described under CHARGES AND EXPENSES.

Premium Payments

Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, you choose the timing and amount of premium payments. The Contract will remain in-force if the Contract Fund less any applicable surrender charges is greater than zero and more than any Contract debt. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. However, if the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4% (“Accumulated Net Payments”) are at least equal to the amounts shown in the Table of No-Lapse Guarantee Values in your Contract Data pages, and there is no Contract debt, we guarantee that your Contract will not lapse, even if investment experience is very unfavorable and the Contract Fund drops below zero. The length of time that the guarantee against lapse is available depends on your Contract's death benefit type. See PREMIUMS, No-Lapse Guarantee, and LAPSE AND REINSTATEMENT.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see Modified Endowment Contracts.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums.

On the Contract date, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium. Then the first monthly deductions are made. The remainder of the initial premium and any other net premium received in Good Order at the Payment Office (the address on your bill) during the 10 day period following your receipt of the Contract will be allocated to the Money Market investment option as of the later of the Contract date and the end of the valuation period in which it is received. After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your current premium allocation.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of 40 available variable investment options. You may also invest in the fixed rate option. See The Funds and The Fixed Rate Option. You may transfer money among your investment choices, subject to restrictions. See Transfers/Restrictions on Transfers.

We may add or remove variable investment options in the future.

Transfers Among Investment Options

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is an administrative charge of up to $25 for each transfer made exceeding 12 in any Contract year.

While you also may transfer amounts from the fixed rate option, certain restrictions may apply.

You may also transfer amounts from the variable investment option to the fixed rate option at anytime within 18 months from the Contract date, and within the later of 60 days from the effective date of a material change in the investment policy of a variable investment option and 60 days from the notice of that change, with no restriction. Such transfers do not count toward the twelve transfers allowed in each Contract year.

We reserve the right to prohibit transfer requests we determine to be disruptive to the investment option or to the disadvantage of other Contract owners.

Restrictions will be applied uniformly and will not be waived.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature. For additional information, please see Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.

Increasing or Decreasing Basic Insurance Amount

Subject to conditions determined by us, after the issue of the Contract and after the first Contract anniversary, you may increase the amount of insurance by increasing the basic insurance amount of the Contract. When you do this, you create an additional coverage segment. Each coverage segment will be subject to its own monthly deductions and surrender charge and will have its own surrender charge period beginning on that segment’s effective date. See Increases in Basic Insurance Amount and Surrender Charges.

Subject to certain limitations, you also have the option of decreasing the basic insurance amount of your Contract after the issue of the Contract. See Decreases in Basic Insurance Amount.

For Contracts with more than one coverage segment, a decrease in basic insurance amount will reduce each coverage segment based on the proportion of the coverage segment amount to the total of all coverage segment amounts in effect just before the change. A decrease in basic insurance amount may result in a surrender charge. See Surrender Charges.

We may decline a decrease in the basic insurance amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the basic insurance amount is decreased, or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. We may decline a decrease in the basic insurance amount if the Contract Fund value is less than any applicable partial surrender charges.

No administrative processing charge is currently being made in connection with either an increase or a decrease in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25. See CHARGES AND EXPENSES.

Access to Contract Values

A Contract may be surrendered for its cash surrender value (the Contract Fund minus any Contract debt and minus any applicable surrender charge) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office. The cash surrender value of a Contract will be determined as of the end of the valuation period in which such a request is received in a Service Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's cash surrender value without surrendering the Contract. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default. The maximum loan amount is equal to the sum of (1) 99% of the portion of the cash value attributable to the variable investment options and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. There is no minimum loan amount. See Loans.

Canceling the Contract (“Free-Look”)

Generally, you may return the Contract for a refund within 10 days (60 days for certain circumstances) after you receive it. In general, you will receive a refund of all premium payments made. A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance coverage. However, payment of the death benefit may be guaranteed under the No-Lapse Guarantee feature.

The variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the fixed rate option provides a guaranteed rate of return. For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we may make under the Contract. The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

Each month we determine the value of your Contract Fund. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under the No-Lapse Guarantee. See No-Lapse Guarantee. Your Contract will also be in default if at any time the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges. Should either event occur, we will notify you of the required payment to prevent your Contract from terminating. See Loans. Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. See LAPSE AND REINSTATEMENT. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a death benefit, you may wish to use it for various insurance planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education. The Contract’s death benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the funds you need.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract’s cash surrender value while the Contract is in-force. The amount withdrawn must be at least $500. The withdrawal amount is limited by the requirement that the cash surrender value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two Monthly dates following the date of withdrawal. There is a transaction fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount and a surrender charge may be deducted when any withdrawal causes a reduction in the basic insurance amount. See CHARGES AND EXPENSES. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Before making any withdrawal that causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option. There is a transaction charge of up to $25 for each transfer made exceeding 12 in any Contract year.

Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 12 transfers per Contract year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Generally, only one transfer from the fixed rate option is permitted during each Contract year. The maximum amount per Contract you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000.

You may also transfer amounts from the variable investment option to the fixed rate option at anytime within 18 months from the Contract date, and within the later of 60 days from the effective date of a material change in the investment policy of a variable investment option and 60 days from the notice of that change, with no restriction. Such transfers do not count toward the twelve transfers allowed in each Contract year.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Limitations and Charges on Surrender of the Contract

You may surrender your Contract at any time for its cash surrender value while the insured is living. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.

We will assess a surrender charge if, during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). The surrender charge varies and is calculated as described in Surrender Charges. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if, at any time, the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges, even if the No-Lapse Guarantee is in effect. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

Tax Consequences of Buying this Contract

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. At issue, the Contract owner chooses one of the following definition of life insurance tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. Under the Cash Value Accumulation Test, there is a minimum death benefit to cash value ratio. Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum death benefit to cash value ratio. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance contract. However, your death benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the basic insurance amount is made (or a rider removed). The addition of a rider or an increase in the basic insurance amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a reduction in basic insurance amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, death benefit payments under Modified Endowment Contracts, like death benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing Contract can be protected by purchasing additional insurance or a supplemental Contract. If you are considering replacing a Contract, you should compare the benefits and costs of supplementing your existing Contract with the benefits and costs of purchasing the Contract described in this prospectus and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH

THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of 40 available variable investment options. You may also invest in the fixed rate option. The fixed rate option is the only investment option that offers a guaranteed rate of return. See The Funds and The Fixed Rate Option.

Risks Associated with the Variable Investment Options

The separate account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940. Each variable investment option has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses. The income, gains, and losses of one variable investment option have no effect on the investment performance of any other variable investment option.

We do not promise that the variable investment options will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the variable investment options you choose. You bear the investment risk that the variable investment options may not meet their investment objectives. It is possible to lose your entire investment in the variable investment options. Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and Contract charges are deducted, you experience a negative return. See The Funds.

Learn More about the Variable Investment Options

Before allocating amounts to the variable investment options, you should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York. Pruco Life of New Jersey’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life of New Jersey Variable Appreciable Account

Pruco Life of New Jersey has established a separate account, the Pruco Life of New Jersey Variable Appreciable Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984 under New Jersey law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

Pruco Life of New Jersey is the legal owner of the assets in the Account. Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time these additional assets will be transferred to Pruco Life of New Jersey's general account. Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Pruco Life of New Jersey’s other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life of New Jersey conducts.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life of New Jersey.

Currently, you may invest in one or a combination of 40 available variable investment options. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund which are held as an investment for that option. We hold these shares in the Account. We may remove or add additional variable investment options in the future. The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the variable investment options using that Fund. There is no assurance that the investment objectives of the variable investment options will be met.

Listed below are the variable investment options in which the Account invests, their investment objectives, investment advisers and investment subadvisers:

The Prudential Series Fund, Inc. (the “Series Fund”):

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Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in higher grade debt obligations and high quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

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Equity Portfolio (merged with SP MFS Capital Opportunities Portfolio): The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

•	Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

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High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high yield/high risk debt securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations.

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Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

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Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

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Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

•	SP Aggressive Growth Asset Allocation Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in domestic equity portfolios and international equity portfolios.

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SP AIM Core Equity Portfolio: The investment objective is growth of capital. The Portfolio invests at least 80% of its investable assets in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings and growth companies that the Portfolio managers believe have the potential for above-average growth in earnings.

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SP AllianceBernstein Large Cap Growth Portfolio (formerly SP Alliance Large Cap Growth Portfolio): The investment objective is long-term growth of capital. The Portfolio invests at least 80% of its investable assets in stocks of companies considered to have large capitalizations. The Portfolio may invest up to 15% of its total assets in foreign securities.

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SP Balanced Asset Allocation Portfolio: The investment objective is to provide a balance between current income and growth of capital. The Portfolio invests primarily in domestic equity portfolios, fixed income portfolios, and international equity portfolios.

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SP Conservative Asset Allocation Portfolio: The investment objective is to provide current income with low to moderate capital appreciation. The Portfolio invests primarily in domestic equity portfolios, fixed income portfolios, and international equity portfolios.

•	SP Davis Value Portfolio: The investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

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SP Goldman Sachs Small Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in small capitalization companies with a capitalization of $4 billion or less.

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SP Growth Asset Allocation Portfolio: The investment objective is long-term growth of capital with consideration also given to current income. The Portfolio invests primarily in domestic equity portfolios, fixed income portfolios, and international equity portfolios.

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SP Large Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stock of companies with a total market capitalization of $5 billion or more.

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SP LSV International Value Portfolio (formerly SP Deutsche International Equity Portfolio): The investment objective is long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in the stocks and other equity securities of companies in developed countries outside the United States that are represented in the MSCI EAFE Index.

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SP Mid Cap Growth Portfolio (merged with SP AIM Aggressive Growth Portfolio): The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities of companies with medium market capitalizations equaling or exceeding $250 million, but not exceeding the top of the Russell MidcapTM Growth Index range at the time of investment.

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SP PIMCO High Yield Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio normally invests at least 80% of its investable assets in a diversified portfolio of high yield/high risk securities rated below investment grade, but rated at least CCC by Moody’s Investor Service, Inc. or Standard & Poor’s Ratings Group, or, if unrated, determined by Pacific Investment Management Company (“PIMCO”) to be of comparable quality. The Portfolio may invest up to 15% of its assets in non - U.S. denominated securities.

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SP PIMCO Total Return Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio normally invests at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities.

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SP Prudential U.S. Emerging Growth Portfolio (merged with SP Technology Portfolio): The investment objective is long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in equity securities of small and medium sized U.S. companies that the adviser believes have the potential for above-average growth.

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SP Small Cap Growth Portfolio (formerly SP State Street Small Cap Growth Portfolio): The investment objective is long-term capital growth. The Portfolio normally invests at least 80% of its investable assets in common stocks of small-capitalization companies - those which have market capitalizations no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11- month period.

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SP Strategic Partners Focused Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential.

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SP William Blair International Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 65% of its total assets in the common stock of foreign companies operating or based in at least five different countries.

American Skandia Trust:

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AST Cohen & Steers Realty Portfolio: The investment objective is maximum total return through investment in real estate investments. The Portfolio normally invests at least 80% of its net assets in securities of real estate issuers.

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AST DeAm Large-Cap Value Portfolio: The investment objective is maximum growth of capital. The Portfolio primarily invests at least 80% of its assets in the equity securities of large-sized companies included in the Russell 1000® Value Index.

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AST DeAm Small-Cap Growth Portfolio: The investment objective is maximum growth of capital. The Portfolio primarily invests at least 80% of its total assets in the equity securities of small-sized companies included in the Russell 2000 Growth® Index.

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AST DeAm Small-Cap Value Portfolio: The investment objective is maximum growth of capital. The Portfolio primarily invests at least 80% of its total assets in the equity securities of small-sized companies included in the Russell 2000® Value Index.

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AST Federated Aggressive Growth Portfolio: The investment objective is capital growth. The Portfolio primarily invests in the stocks of small companies that are traded on national securities exchanges, the NASDAQ stock exchange and the over-the-counter market.

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AST Global Allocation Portfolio (formerly AST DeAm Global Allocation Portfolio): The investment objective is the highest potential total return consistent with a specified level of risk tolerance. The Portfolio invests in several other AST Portfolios, which results in investment diversification that would otherwise be achieved only by holding numerous investments.

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AST Goldman Sachs Mid-Cap Growth Portfolio: The investment objective is long-term capital growth. The Portfolio primarily invests at least 80% of its total assets in medium capitalization companies selected for their growth potential.

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AST JPMorgan International Equity Portfolio: The investment objective is long-term capital growth. The Portfolio invests at least 80% of its assets in a diversified portfolio of equity securities of companies located or operating in developed non-U.S. countries and emerging markets of the world.

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AST Marsico Capital Growth Portfolio: The investment objective is capital growth. The Portfolio primarily invests in common stocks of larger, more established companies. The Portfolio may also realize income incidental to its investment objective.

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AST MFS Global Equity Portfolio: The investment objective is capital growth. The Portfolio normally invests at least 80% of its assets in equity securities of U.S. and foreign issuers, including issuers in developing countries, with relatively large market capitalizations relative to the market in which they are traded.

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AST MFS Growth Portfolio: The investment objective is long-term capital growth and future income. The Portfolio invests at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies that the sub-adviser believes offer better than average prospects for long-term growth.

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AST Neuberger Berman Mid-Cap Growth Portfolio: The investment objective is capital growth. The Portfolio invests at least 80% of its net assets in the common stocks of fast growing mid-cap companies that are in new or rapidly evolving industries.

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AST PIMCO Limited Maturity Bond Portfolio: The investment objective is maximum total return consistent with preservation of capital. The Portfolio invests in a diversified portfolio of fixed-income securities of varying maturities.

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AST Small-Cap Value Portfolio (formerly AST Gabelli Small-Cap Value Portfolio): The investment objective is long-term capital growth. The Portfolio normally invests at least 80% of the value of its assets in small capitalization companies.

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AST T. Rowe Price Global Bond Portfolio: The investment objective is high current income and capital growth. The Portfolio invests at least 80% of its total assets in fixed income securities, including high quality bonds issued or guaranteed by U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities, as well as investment grade corporate bonds and mortgage and asset-backed securities of U.S. and foreign issuers.

•

AST T. Rowe Price Natural Resources Portfolio: The investment objective is long-term capital growth. The Portfolio primarily invests at least 80% of its total assets in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation.

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Funds’ independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

American Skandia Investment Services, Incorporated (“ASISI”) serves as the investment manager for the portfolios of the American Skandia Trust (“AST”). ASISI will furnish investment advisory services and administrative services in connection with the management of the AST portfolios. ASISI is authorized to select (with approval of the Funds’ independent directors) one or more subadvisers to handle the actual day-to-day investment management of each AST Portfolio. ASISI is located at One Corporate Drive, Shelton, Connecticut 06484.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Global Portfolio, the Jennison Portfolio, and the SP Prudential U.S. Emerging Growth Portfolio. Jennison serves as a subadviser for a portion of the assets of the Equity Portfolio and the SP Strategic Partners Focused Growth Portfolio. Jennison is located at 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (“PIM”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio, and the Stock Index Portfolio. PIM is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

A I M Capital Management, Inc. ("A I M Capital") serves as the subadviser for the SP AIM Core Equity Portfolio. A I M Capital is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Alliance Capital Management, L.P. ("Alliance") serves as the subadviser for the SP AllianceBernstein Large Cap Growth Portfolio and a portion of the SP Strategic Partners Focused Growth Portfolio. Alliance is located at 1345 Avenue of the Americas, New York, New York 10105.

Calamos Asset Management, Inc. (“Calamos”) serves as the subadviser for the SP Mid Cap Growth Portfolio. Calamos, a registered investment advisor, is a wholly-owned subsidiary of Calamos Holdings, Inc. Calamos is located at 1111 E. Warrenville Road, Naperville, Illinois 60563-1463.

Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) serves as the subadviser for the AST Cohen & Steers Realty Portfolio.  Cohen & Steers is located at 757 Third Avenue, New York, New York 10017.

Davis Selected Advisers, L.P. (“Davis”) serves as the subadviser for the SP Davis Value Portfolio. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Deutsche Asset Management, Inc. (“DAMI”) serves as the subadviser for the AST DeAM Large-Cap Value Portfolio, AST DeAM Small-Cap Growth Portfolio and the AST DeAM Small-Cap Value Portfolio. DAMI is located at 345 Park Avenue, New York, New York 10154.

Eagle Asset Management (“Eagle”) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Eagle is located at 880 Carillon Parkway, St. Petersburg, Florida 33733.

Federated Equity Management Company of Pennsylvania (“Federated Equity”) is the subadviser for the AST Federated Aggressive Growth Portfolio. Federated Equity is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

GE Asset Management Incorporated (“GEAM”) serves as the subadviser for a portion of the assets of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. GEAM is located at 3003 Summer Street, Stamford, Connecticut 06904.

Goldman Sachs Asset Management, L.P. (“GSAM”) serves as the subadviser for the SP Goldman Sachs Small Cap Value Portfolio and the AST Goldman Sachs Mid-Cap Growth Portfolio. GSAM is a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”). GSAM is located at 32 Old Slip, 23rd Floor, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (“Hotchkis and Wiley”) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley is a registered investment adviser. Hotchkis and Wiley is located at 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439.

Integrity Asset Management (“Integrity”) serves as the subadviser for a portion of the AST Small-Cap Value Portfolio. Integrity is located at 9900 Corporate Campus Drive, Suite 3000, Louisville, Kentucky 40223.

J.P. Morgan Investment Management, Inc. (“J.P. Morgan”) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan also serves as the subadviser for the AST JPMorgan International Equity Portfolio and a portion of the AST Small-Cap Value Portfolio. J.P. Morgan is an indirect, wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan is located at 522 Fifth Avenue, New York, NY 10036.

Lee Munder Investments, Ltd. (“Lee Munder”) serves as the subadviser for a portion of the AST Small-Cap Value Portfolio. Lee Munder is located at 200 Clarendon Street, Boston, Massachusetts 02116.

LSV Asset Management (“LSV”) serves as the subadviser for the SP LSV International Value Portfolio. LSV is located at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“MCM”) serves as the subadviser for the AST Marsico Capital Growth Portfolio. MCM is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

Massachusetts Financial Services Company (“MFS”) serves as the subadviser for the AST MFS Global Equity Portfolio and the AST MFS Growth Portfolio. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Neuberger Berman Management, Inc. (“Neuberger Berman”) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Neuberger Berman also serves as the subadviser for the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST Neuberger Berman Mid-Cap Value Portfolio. Neuberger Berman is a wholly owned subsidiary of Neuberger Berman Inc. (“NBI”), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("LBHI"). Neuberger Berman is located at 605 Third Avenue, New York, NY 10158.

Pacific Investment Management Company LLC (“PIMCO”) serves as the subadviser for the SP PIMCO High Yield Portfolio, the SP PIMCO Total Return Portfolio, and the AST PIMCO Limited Maturity Bond Portfolio. PIMCO is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660.

Salomon Brothers Asset Management, Inc. (“SaBAM”) serves as the subadviser for a portion of the assets of the Equity Portfolio. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM is located at 399 Park Avenue, New York, New York 10022.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as the subadviser for the AST T. Rowe Price Natural Resources Portfolio. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price International, Inc. (“T. Rowe International”) serves as the subadviser for the AST T. Rowe Price Global Bond Portfolio. T. Rowe Price International is located at 100 East Pratt Street, Baltimore, Maryland 21202.

William Blair & Company LLC (“William Blair”) serves as the subadviser for SP William Blair International Equity Portfolio. William Blair is located at 222 West Adams Street, Chicago, Illinois 60606.

The SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, the SP Conservative Asset Allocation Portfolio, and the SP Growth Asset Allocation Portfolio, each invests only in shares of other underlying Series Fund portfolios, which are managed by the subadvisers of those portfolios.

The AST Global Allocation Portfolio invests only in shares of other underlying AST portfolios, which are managed by the subadvisers of those portfolios.

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying variable investment options. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any variable investment option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life of New Jersey

Pruco Life of New Jersey has entered into agreements with the investment adviser or distributor of the underlying funds. Under the terms of these agreements, Pruco Life of New Jersey provides administrative and support services to the portfolios for which it receives an annual fee that ranges from 0.10% to 0.25%, as of October 17, 2005, of the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as investment options.

Voting Rights

We are the legal owner of the shares of the mutual funds associated with the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions.

We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more variable investment options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract owner voting instructions, we will advise Contract owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the variable investment options. We may also cease to allow investments in any existing variable investment options. We do this only if events such as investment policy changes or tax law changes make a variable investment option unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the fixed rate option. This amount becomes part of Pruco Life of New Jersey's general account. The general account consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other separate accounts that have been or may be established by Pruco Life of New Jersey. Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life of New Jersey guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 3%. Pruco Life of New Jersey is not obligated to credit interest at a rate higher than an effective annual rate of 3%, although we may do so.

Transfers out of the fixed rate option are subject to strict limits. See Transfers/Restrictions on Transfers. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life of New Jersey has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans. Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Premium based administrative charges will be set at one rate for all Contracts like this one.

Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the charts beginning on page 1.

Sales Load Charges

We may charge up to 6% of premiums paid for sales expenses in all Contract years. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.

The current sales load charge for Contracts issued on or after October 17, 2005 is 4% in Contract years one through four and 3% in Contract years five through 10 of premiums paid up to the amount of the Sales Load Target Premium. We also charge 3.5% in Contract years one through four and 2.5% in Contract years five through 10 of premiums paid in excess of this amount (or the first 10 years of a coverage segment representing an increase in basic insurance amount). We do not make a sales load charge after the tenth Contract year.

Contracts issued prior to October 17, 2005 are charged 4% of premiums paid up to the amount of the Sales Load Target Premium and 2% of premiums paid in excess of this amount for the first 10 Contract years (or the first 10 years of a coverage segment representing an increase in basic insurance amount). We do not make a sales load charge after the tenth Contract year.

The Sales Load Target Premium may vary from the No-Lapse Guarantee Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders. See PREMIUMS.

Paying more than the Sales Load Target Premium in any of the first 10 Contract years could reduce your total sales load. For example, assume that a Contract issued on or after October 17, 2005, with no riders or extra insurance charges, has a Sales Load Target Premium of $884.00 and the Contract owner would like to pay 10 premiums. If the Contract owner paid $1,768 (two times the amount of the Sales Load Target Premium) in every other Contract year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the total sales load charge would be $278.46. If the Contract owner paid $884.00 in each of the first 10 Contract years, the total sales load would be $300.56. The total sales load charge for Contracts issued prior to October 17, 2005, under the same circumstances, would be $265.20 and $353.60, respectively.

Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of premium amounts to later years will adversely affect the No-Lapse Guarantee if the accumulated premium payments do not reach the No-Lapse Guarantee Values shown on your Contract Data pages. See No-Lapse Guarantee. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits.

Premium Based Administrative Charge

We may charge up to 7.5% for a premium based administrative charge, which includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive.

This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.

The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally. The rate applies uniformly to all Contract owners without regard to location of residence. We may collect more for this charge than we actually pay for state and local premium taxes.

The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in Pruco Life of New Jersey’s federal income taxes resulting from a change in the Internal Revenue Code. It is intended to recover this increased tax.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Cost of Insurance

We deduct, monthly, a cost of insurance ("COI") charge proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables us to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s death benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, and charges. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/non-smoker status, and extra rating class, if any. At most ages, our current COI rates are lower than the maximum rates. Current COI charges range from $0.03 to $83.34 per $1,000 of net amount at risk. For additional information regarding COI charges where there are two or more coverage segments in effect, see Increases in Basic Insurance Amount.

Monthly Deductions from the Contract Fund

We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s] or you may select up to two variable investment options from which we deduct your Contract's monthly charges. See Allocated Charges.

(a)

We deduct an administrative charge based on the basic insurance amount. This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract owners. Currently, the first part is $30 per Contract for the first Contract year and $9 per Contract thereafter. Currently, the second part is an amount of up to $1.40 per $1,000 of the basic insurance amount for the first six Contract years and zero thereafter. The amount per $1,000 of basic insurance amount varies by sex, issue age, smoker/nonsmoker status, and extra rating class, if any.

(b)

If the Contract includes a coverage segment representing an increase in basic insurance amount, we deduct $12 per segment representing an increase in basic insurance amount for the first two years of each coverage segment and zero thereafter; plus, we currently charge up to $1.40 per $1,000 of each coverage segment for an increase in basic insurance amount for the first six years from the effective date of the increase and zero thereafter. The amount per $1,000 of increase in basic insurance amount varies by sex, issue age, smoker/nonsmoker status, extra rating class, if any, and the effective date of the increase.

In either of the instances described above, the highest charge per thousand is $1.40 and applies to male, smoker and non-smoker above age 74 at certain rating classes. The lowest charge per thousand is $0.04 and applies to female age 0-14, non-smoker at certain rating classes. The amount of the maximum charge that applies to a particular Contract is shown on the Contract Data pages under the heading “Adjustments to the Contract Fund.”

The following table provides sample per thousand charges:

Issue Age	Male Non-Smoker	Male Smoker	Female Non-Smoker	Female Smoker
35	$0.16	$0.22	$0.12	$0.15
45	$0.27	$0.31	$0.21	$0.26
55	$0.48	$0.58	$0.36	$0.44
65	$0.88	$1.10	$0.70	$0.80

(c)

You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Charges for Optional Rider Coverage.

(d)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted.

The earnings of the Account are taxed as part of the operations of Pruco Life of New Jersey. Currently, no charge is being made to the Account for Pruco Life of New Jersey’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Premium Based Administrative Charge. We periodically review the question of a charge to the Account for Pruco Life of New Jersey’s federal income taxes. We may make such a charge in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of the variable investment options in an amount equivalent to an effective annual rate of up to 0.45%. Currently, we charge 0.10%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the fixed rate option.

Surrender Charges

We assess a surrender charge if, during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records. The surrender charge is a percentage of the first year’s Sales Load Target Premium, less premiums for riders, and is determined at the time the Contract is issued. A separate surrender charge is based on the first year’s Sales Load Target Premium for each new coverage segment and is determined at the time each new coverage segment is issued. The percentage and duration of a surrender charge vary by issue age. For all issue ages 0-45, with Contracts issued on or after October 17, 2005, the maximum first year percentage is 100% of the Sales Load Target Premium, less premiums for riders, and is reduced to zero by the end of the 10th Contract year. While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund.

The chart below shows maximum percentages for all ages at the beginning of the first Contract year and the end of the last Contract year that a surrender charge may be payable. We do not deduct a surrender charge from the death benefit if the insured dies during this period. A schedule showing maximum surrender charges for a full surrender occurring each year that a surrender charge may be payable is found in the Contract Data pages of your Contract.

Percentages for Determining Surrender Charges
Issue Age	Percentage of Sales Load Target Premium, less premiums for riders, at start of year 1	Reduces to zero at the end of year
0-45	100% (90%*)	10
46-48	100% (90%*)	9
49	100% (90%*)	8
50-52	80% (75%*)	8
53-55	80% (75%*)	7
56-59	80% (75%*)	5
60	50% (75%*)	5
61-62	50% (45%*)	5
63	50% (45%*)	4 (5*)
64-65	50% (45%*)	4
66	45% (40%*)	4
67	45% (40%*)	3 (4*)
68-85	45% (40%*)	3
86 and above	40%*	3*

* Applies to Contracts issued prior to October 17, 2005, reducing annually to the end of each specified year.

We will show a surrender charge threshold for each coverage segment in the Contract Data pages. This threshold amount is the segment’s lowest coverage amount since its effective date. If during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the basic insurance amount is decreased (including as a result of a withdrawal or a change in type of death benefit), and the new basic insurance amount for any coverage segment is below the threshold for that segment, we will deduct a percentage of the surrender charge for that segment. The percentage will be the amount by which the new coverage segment is less than the threshold, divided by the basic insurance amount at issue. After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past.

Transaction Charges

(a)	We currently charge a transaction fee of $25 for each transfer exceeding 12 in any Contract year.

(b)	We currently charge a transaction fee equal to the lesser of $25 and 2% of the withdrawal amount in connection with each withdrawal.

(c)	We may charge a transaction fee of up to $25 for any change in basic insurance amount.

(d)	We may charge a transaction fee of up to $150 for Living Needs Benefit payments.

Allocated Charges

You may select up to two variable investment options from which we deduct your Contract's monthly charges. Monthly charges include: (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification. Allocations must be designated in whole percentages and total 100%. For example, 33% can be selected but 331/3% cannot. The fixed rate option is not available as one of your allocation options. See Monthly Deductions from the Contract Fund.

If there are insufficient funds in one or both of your selected variable investment options to cover the monthly charges, the selected variable investment option(s) will be reduced to zero. Any remaining charge will be deducted from your other variable investment options and the fixed rate option proportionately to the dollar amount in each. Furthermore, if you do not specify an allocation of monthly charges, we will deduct monthly charges proportionately from all your variable investment options and the fixed rate option.

Charges After Age 100

Beginning on the first Contract anniversary on or after the insured’s 100th birthday, we will no longer accept premiums or deduct monthly charges from the Contract Fund. You may continue the Contract until the insured's death, or until you surrender the Contract for its cash surrender value. You may continue to make transfers, loans and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus. We will continue to make daily deductions for mortality and expense risk charges, and investment advisory fees if you have amounts in the variable investment options. Any Contract loan will remain outstanding and continue to accrue interest until it is repaid.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Fund prospectuses.

Charges for Optional Rider Coverage

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Accidental Death Benefit Rider - We deduct a monthly charge for this rider, which provides an additional death benefit if the insured’s death is accidental. The current charge ranges from $0.05 to $0.28 per $1,000 of coverage based on issue age and sex of the insured, and is charged until the first Contract anniversary on or after the insured’s 100th birthday.

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Children Level Term Rider - We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider. The current charge is $0.42 per $1,000 of coverage and is charged until the earliest of: the primary insured’s death, and the first Contract anniversary on or after the primary insured’s 75th birthday.

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Enhanced Disability Benefit Rider - We deduct a monthly charge for this rider, which provides invested premium amounts while the insured is totally disabled. The current charge is based on issue age, issue date, sex, and underwriting class of the insured. It ranges from 7.08% to 12.16%* for Contracts issued on or after October 17, 2005 of the greater of: 9% of the Limited No-Lapse Guarantee Premium and the total of all monthly deductions, and is charged until the first Contract anniversary on or after the insured’s 60th birthday.

* It ranges from 7.08% to 10.39% for Contracts issued prior to October 17, 2005, and is based on issue age, sex, and underwriting class.

•	Living Needs Benefit Rider - We deduct a $150 fee for this rider only if benefits are paid.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Generally, the Contract owner is the insured. There are circumstances when the Contract owner is not the insured. There may also be more than one Contract owner. If the Contract owner is not the insured or there is more than one Contract owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date we receive your request.

While the insured is living, the Contract owner is entitled to any Contract benefit and value. Only the Contract owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date we receive your request. However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the death benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options

The Contract grants to most Contract owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. In addition to the contractual guaranteed options, Pruco Life of New Jersey and Prudential have entered into an agreement under which Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of a retained asset settlement option (the “Alliance Account”). Pruco Life of New Jersey contributes to the Alliance Account, by transferring to Prudential, any Alliance Account payments that are attributable to Pruco Life of New Jersey. Pruco Life of New Jersey establishes an individual account, within the Alliance Account, in the name of the beneficiary and makes all payments necessary to satisfy such obligations. The Alliance Account is the default settlement option in states where it is approved. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and we will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the basic insurance amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract owners may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date. The amounts of these benefits do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. Certain restrictions may apply and are clearly described in the applicable rider. A Pruco Life of New Jersey representative can explain all of these extra benefits further. We will provide samples of the provisions upon receiving a written request.

Accidental Death Benefit Rider - The Accidental Death Benefit Rider provides an additional death benefit that is payable if the insured's death is accidental, as defined in the benefit provision. This benefit will end on the earliest of: the end of the day before the first Contract anniversary on or after the insured’s 100th birthday and the first Monthly date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.

Children Level Term Rider - The Children Level Term Rider provides term life insurance coverage on the life of the insured's children. The rider coverage will end on the earliest of: (1) the primary insured’s death, (2) the first Contract anniversary on or after the primary insured’s 75th birthday, (3) the first Monthly date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office, (4) the first Contract anniversary on or after the child’s 25th birthday, and (5) the date a rider is converted to a new Contract.

Enhanced Disability Benefit Rider - The Enhanced Disability Benefit Rider pays certain amounts into the Contract if the insured is totally disabled, as defined in the benefit provision. This rider is not available with death benefit Type C (return of premium) Contracts. The rider coverage will end as of the first Contract anniversary on or after the insured’s 60th birthday.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider is available on your Contract. There is no charge for adding the benefit to a Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

The Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will not be less than the Contract’s cash surrender value.

The Terminal Illness Option is available on the Living Needs Benefit Rider if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner will receive this benefit in a single lump sum.

All or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. We reserve the right to determine the minimum amount that may be accelerated.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner, and the effect on the Contract if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the Contract may be issued on insureds through age 85 (age 90 for Contracts issued prior to October 17, 2005) for death benefit Types A and B, through age 70 for death benefit Type C. Currently, the minimum basic insurance amount is $75,000 ($50,000 for insureds below the issue age of 18, $100,000 for insureds issue ages 76-80, and $250,000 for insureds issue ages 81 and above). The minimum basic insurance amount for Contracts issued with a Type C (return of premium) death benefit is $250,000. See Types of Death Benefit. We may change the minimum basic insurance amounts of the Contracts we will issue.

We require evidence of insurability, which may include a medical examination, before issuing any Contract. Preferred Best non-smokers are offered more favorable cost of insurance rates than smokers. We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

The Contract offers flexibility in paying premiums. The minimum initial premium is due on or before the Contract date. It is the premium needed to start the Contract. The minimum initial premium is equal to 9% of the Limited No-Lapse Guarantee Premium, including all extras, riders, and Enhanced Disability Benefit premium for Type A and Type B death benefit Contracts. The minimum initial premium is equal to 9% of the Short-Term No-Lapse Guarantee Premium for Type C death benefit Contracts. There is no insurance under the Contract unless the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options. Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest. If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract. We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance. See Tax Treatment of Contract Benefits.

Generally, your initial net premium is applied to your Contract as of the Contract date. If we do not receive your initial premium before the Contract date, we apply the initial premium to your Contract as of the end of the valuation period in which it is received in Good Order at the Payment Office.

Available Types of Premium

After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments. Several suggested patterns of premiums are described below. Contracts with no riders or extra risk charges will have level premiums for each of the premium types described below. Understanding them may help you understand how the Contract works.

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Short-Term No-Lapse Guarantee Premiums are premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the first seven Contract years (five Contract years for issue ages 60 and above), regardless of investment performance and assuming no loans or withdrawals. If you choose to continue a No-Lapse Guarantee beyond this period, you will have to begin paying premiums higher than the Short-Term No-Lapse Guarantee Premium. However, not all Contracts offer a No-Lapse Guarantee beyond seven Contract years (five Contract years for issue ages 60 and above).

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Limited No-Lapse Guarantee Premiums are premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force until the insured's age 70, or if later, during the first 10 Contract years, regardless of investment performance and assuming no loans or withdrawals. If you choose to continue the No-Lapse Guarantee beyond this period, you will have to begin paying premiums substantially higher than the Limited No-Lapse Guarantee Premium. However, not all Contracts offer the No-Lapse Guarantee for this period or beyond.

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Lifetime No-Lapse Guarantee Premiums are premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals (not applicable to all Contracts).

The length of the No-Lapse Guarantee depends on your Contract's death benefit type and the definition of life insurance test selected at issue. See No-Lapse Guarantee. When you purchase a Contract, your Pruco Life of New Jersey representative can tell you the Short-Term No-Lapse Guarantee, Limited No-Lapse Guarantee, and Lifetime No-Lapse Guarantee Premium amounts.

We can bill you for the amount you select annually, semi-annually, or quarterly. Because the Contract is a flexible premium Contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in-force if: (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract debt or (2) you have paid sufficient premiums, on an accumulated basis, to meet the No-Lapse Guarantee conditions and Contract debt is not equal to or greater than the Contract Fund, less any applicable surrender charges. You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount. We will then draft the same amount from your account on the same date each month. When you apply for the Contract, you and your Pruco Life of New Jersey representative should discuss how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the Contract date, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium. Then the first monthly deductions are made. The remainder of the initial premium and any other net premium received in Good Order at the Payment Office during the 10 day period following your receipt of the Contract will be allocated to the Money Market investment option as of the later of the Contract date and the end of the valuation period in which it is received. After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your current premium allocation. The transfer from the Money Market investment option on the tenth day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract year or the 20 transfers per calendar year described under Transfers/Restrictions on Transfers. If the first premium is received before the Contract date, there will be a period during which the Contract owner's initial premium will not be invested.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated. The “valuation period” means the period of time from one determination of the value of the amount invested in a variable investment options to the next. Such determinations are made when the net asset values of the portfolios of the variable investment options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33?% cannot. Of course, the total allocation to all selected investment options must equal 100%.

Transfers/Restrictions on Transfers

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option. Additional transfers may be made only with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers per Contract year among investment options. There is a transaction charge of $25 for each transfer after the first 12 transfers per Contract year.

Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.

Transfers out of the Money Market investment option will not be made until 10 days after you receive the Contract. Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract year or the 20 transfers per calendar year.

You may also transfer amounts from the variable investment option to the fixed rate option at anytime within 18 months from the Contract date, and within the later of 60 days from the effective date of a material change in the investment policy of a variable investment option and 60 days from the notice of that change, with no restriction. Such transfers do not count toward the 12 transfers allowed in each Contract year.

Transfers among variable investment options will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one variable investment option to another, or may be in terms of a percentage reallocation among variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed rate option will be permitted during each Contract year. The maximum amount per Contract you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000. We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options. Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the fixed rate option. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract owners.

In addition, Contract owners who own variable life insurance or variable annuity Contracts that do not impose the above-referenced transfer restrictions, might make more numerous and frequent transfers than Contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract owners.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other variable investment options available under the Contract, excluding the fixed rate option. You may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the Monthly date on or after 10 days following your receipt of the Contract.

Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period, which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance variable investment option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages. Auto-Rebalancing is not available until the Monthly date on or after 10 days following your receipt of the Contract.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period immediately following that date. The fixed rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Service Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Service Office. However, we may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the cash surrender value attributable to the fixed rate option for up to six months (or a shorter period if required by applicable law), including surrenders of fixed reduced paid-up Contracts. We will pay interest of at least 1.5% per year if such a payment is delayed for more than 10 days (or a shorter period if required by applicable law).

Types of Death Benefit

You may select from three types of death benefit at issue. A Contract with a Type A (fixed) death benefit has a death benefit, which will generally equal the basic insurance amount. Favorable investment results and additional premium payments will generally increase the cash surrender value and decrease the net amount at risk and result in lower charges. This type of death benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type B (variable) death benefit has a death benefit, which will generally equal the basic insurance amount plus the Contract Fund. Favorable investment performance and additional premium payments will generally increase your Contract's death benefit and cash surrender value. However, the increase in the cash surrender value for a Type B (variable) Contract may be less than the increase in cash surrender value for a Type A (fixed) Contract because a Type B Contract has a greater cost of insurance charge due to a greater net amount at risk. As long as the Contract is not in default there have been no withdrawals, and there is no Contract debt, the death benefit may not fall below the basic insurance amount stated in the Contract. We may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type C (return of premium) death benefit has a death benefit, which will generally equal the basic insurance amount plus the total premiums paid into the Contract less withdrawals, both accumulated at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract owner to the date of death. The death benefit on a Type C Contract is limited to the basic insurance amount plus an amount equal to the: Type C Limiting Amount multiplied by the Type C Death Benefit Factor plus the Contract Fund. See the Contract Limitations section of your Contract. Within limits, this death benefit type allows the beneficiary, in effect, to recover the cost of the Contract, plus a predetermined rate of return, upon the death of the insured. Favorable investment performance and payment of additional premiums will generally increase the Contract's cash surrender value. However, the increase in the cash surrender value for a Type C (return of premium) Contract may be less than the increase in cash surrender value for a Type A (fixed) Contract because a Type C Contract has a greater cost of insurance charge due to a greater net amount at risk. The increase in cash surrender value for a Type C (return of premium) Contract may be more or less than the increase in cash surrender value for a Type B (variable) Contract depending on earnings, the Type C interest rate you chose, and the amount of any withdrawals. If you take a withdrawal, it is possible for a Type C Contract’s death benefit to fall below the basic insurance amount. We may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Cash Surrender Value Will Vary.

Contract owners of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount and the deduction of any applicable surrender charges. We will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. For Type B (variable) Contracts and Type C (return of premium) Contracts, withdrawals will not change the basic insurance amount. See Withdrawals.

The way in which the cash surrender value and death benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of death benefit any time after issue and subject to our approval. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change. The basic insurance amount after a change may not be lower than the minimum basic insurance amount applicable to the Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. We may deduct a transaction charge of up to $25 for any change in the basic insurance amount, although we do not currently do so. A type change that reduces the basic insurance amount may result in the assessment of surrender charges. See CHARGES AND EXPENSES.

If you are changing your Contract’s type of death benefit from a Type A (fixed) to a Type B (variable) death benefit, we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type B (variable) to a Type A (fixed) death benefit, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type C (return of premium) to a Type A (fixed) death benefit, we will change the basic insurance amount by adding the lesser of (a) the total premiums paid minus total withdrawals to this Contract, both accumulated with interest at the rate(s) displayed in your Contract Data pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor. The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract Data pages.

If you are changing from a Type C (return of premium) to a Type B (variable) death benefit, we first find the difference between: (1) the Contract Fund and (2) the lesser of (a) the total premiums paid minus total withdrawals to this Contract both accumulated with interest at the rate(s) displayed in your Contract Data pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor. The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract Data pages. If (2) is larger than (1), we will increase the basic insurance amount by that difference. If (1) is larger than (2), we will reduce the basic insurance amount by that difference.

You may change your Contract’s death benefit type after issue, however, if you choose a Type A or Type B death benefit at issue, you will not be able to change to a Type C death benefit thereafter. If you change a Type C death benefit to a Type A or Type B death benefit after issue, you will not be able to change back to a Type C death benefit.

The following chart illustrates the changes in basic insurance amount with each change of death benefit type described above. The chart assumes a $50,000 Contract Fund and a $300,000 death benefit. For changes from a Type C death benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums is 0%.

Basic Insurance Amount
FROM	TO
Type A $300,000	Type B $250,000	Type C N/A
Type B $250,000	Type A $300,000	Type C N/A
Type C $260,000	Type A $300,000	Type B $250,000

To request a change, fill out an application for change, which can be obtained from your Pruco Life of New Jersey representative or a Service Office. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract Data pages. We may require you to send us your Contract before making the change. There may be circumstances under which a change in the death benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits.

No-Lapse Guarantee

If you pay a sufficient amount of premium on an accumulated basis, we will guarantee that your Contract will not lapse and a death benefit will be paid upon the death of the insured. We will guarantee your Contract‘s death benefit even if your Contract Fund value drops to zero because of unfavorable investment experience. Withdrawals and outstanding Contract loans may adversely affect the status of the No-Lapse Guarantee. See Withdrawals and Loans.

At the Contract date and on each Monthly date, during the No-Lapse Guarantee period shown on your Contract Data pages, we calculate your Contract's “Accumulated Net Payments” as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4%.

We also calculate No-Lapse Guarantee Values. These are values used solely to determine if a No-Lapse Guarantee is in effect. These are not cash values that you can realize by surrendering the Contract, nor are they payable death benefits. The Contract Data pages in your Contract contain a table of No-Lapse Guarantee Values, calculated as of Contract anniversaries. Values for non-anniversary Monthly dates will reflect the number of months elapsed between Contract anniversaries.

On each Monthly date, we will compare your Accumulated Net Payments to the No-Lapse Guarantee Value during the No-Lapse Guarantee period shown on your Contract Data pages. If your Accumulated Net Payments equal or exceed the No-Lapse Guarantee Value, and the Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in-force, regardless of the amount in the Contract Fund.

The Short-Term No-Lapse Guarantee Premiums, Limited No-Lapse Guarantee Premiums, and Lifetime No-Lapse Guarantee Premiums are payments that correspond to the No-Lapse Guarantee Values shown on your Contract Data pages. For example, payment of the Short-Term No-Lapse Guarantee Premium at the beginning of each Contract year guarantees that your Contract will not lapse during the first seven Contract years (five Contract years for issue ages 60 and above), assuming no loans or withdrawals. However, payment of the Short-Term No-Lapse Guarantee Premium after this period will not assure that your Contract's Accumulated Net Payments will continue to meet the No-Lapse Guarantee Values and prevent the Contract from lapsing. See PREMIUMS.

If you want a No-Lapse Guarantee to last longer than seven years (five years for issue ages 60 and above), you should expect to pay at least the Limited No-Lapse Guarantee Premium at the start of each Contract year. Paying the Limited No-Lapse Guarantee Premium at the beginning of each Contract year guarantees your Contract against lapse until the insured's age 70 or for 10 years after issue, whichever comes later, assuming no loans or withdrawals. However, payment of the Limited No-Lapse Guarantee Premium after this Limited No-Lapse Guarantee period, will not assure that your Contract's Accumulated Net Payments will continue to meet the No-Lapse Guarantee Values and prevent the Contract from lapsing.

If you want a No-Lapse Guarantee to last the lifetime of the insured, then you should expect to pay at least the Lifetime No-Lapse Guarantee Premium at the start of each Contract year. Paying the Lifetime No-Lapse Guarantee Premium at the beginning of each Contract year guarantees your Contract against lapse for the insured's lifetime, assuming no loans or withdrawals.

The following tables provide sample Short-Term No-Lapse, Limited No-Lapse, and Lifetime No-Lapse Guarantee Premiums (to the nearest dollar) for basic insurance amounts. The examples assume: (1) the insured is a male, Preferred Best, with no extra risk or substandard ratings; (2) a $250,000 basic insurance amount; (3) no extra benefit riders have been added to the Contract; and (4) the Cash Value Accumulation Test has been elected for definition of life insurance testing.

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                                          Illustrative Annual Premiums
                                 (Contracts issued on or after October 17, 2005)
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 Age of insured              Type of             Short-Term No-Lapse    Limited No-Lapse     Lifetime No-Lapse
    at issue          Death Benefit Chosen        Guarantee Premium     Guarantee Premium    Guarantee Premium

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       40                Type A (Fixed)                 $1,338               $2,138                $4,765
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       40               Type B (Variable)               $1,340               $2,220               $14,185
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       40          Type C (Return of Premium)           $1,340                 N/A                  N/A
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       60                Type A (Fixed)                 $4,878               $6,458               $12,963
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       60               Type B (Variable)               $4,900               $6,510               $33,195
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       60          Type C (Return of Premium)           $4,900                 N/A                  N/A
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       80                Type A (Fixed)                $16,203               $37,385              $47,235
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       80               Type B (Variable)              $22,353               $41,788              $83,015
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       80          Type C (Return of Premium)            N/A                   N/A                  N/A
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                                          Illustrative Annual Premiums
                                  (Contracts issued prior to October 17, 2005)
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 Age of insured              Type of              Short-Term No-Lapse   Limited No-Lapse     Lifetime No-Lapse
    at issue           Death Benefit Chosen        Guarantee Premium    Guarantee Premium    Guarantee Premium
------------------------------------------------------------------------------------------------------------------

       40                 Type A (Fixed)                $1,125               $2,138                $4,765
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       40               Type B (Variable)               $1,210               $2,220               $14,185
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       40           Type C (Return of Premium)          $1,210                 N/A                  N/A
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       60                 Type A (Fixed)                $3,363               $7,158               $12,963
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       60               Type B (Variable)               $4,415               $7,218               $33,195
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       60           Type C (Return of Premium)          $4,415                 N/A                  N/A
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       80                 Type A (Fixed)                $16,203              $39,345              $47,235
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       80               Type B (Variable)               $22,353              $43,980              $83,015
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       80           Type C (Return of Premium)            N/A                  N/A                  N/A
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Paying the Short-Term No-Lapse, Limited No-Lapse, or Lifetime No-Lapse Guarantee Premiums at the start of each Contract year is one way of reaching the No-Lapse Guarantee Values; it is certainly not the only way. The No-Lapse Guarantee allows considerable flexibility as to the timing of premium payments. Your Pruco Life of New Jersey representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the No-Lapse Guarantee Values.

When determining what premium amounts to pay and the frequency of your payments, you should consider carefully the value of maintaining a No-Lapse Guarantee. If you desire the Limited No-Lapse Guarantee until the later of the insured's age 70 or 10 years after issue, you may prefer to pay at least the Limited No-Lapse Guarantee Premium in all years, rather than paying the lower Short-Term No-Lapse Guarantee Premium in the first seven years (five years for issue ages 60 and above). If you pay only the Short-Term No-Lapse Guarantee Premium in the first seven years

(five years for issue ages 60 and above), you will need to pay more than the Limited No-Lapse Guarantee Premium at the beginning of the 8th year (6th year for issue ages 60 and above) in order to continue the No-Lapse Guarantee.

Similarly, if you desire the Lifetime No-Lapse Guarantee for lifetime protection, you may prefer to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis. For example, if you pay only Limited No-Lapse Guarantee Premiums until the later of the insured's age 70 or 10 years after issue, a substantial amount may be required to meet the subsequent Lifetime No-Lapse Guarantee Values and continue the guarantee. In addition, it is possible that the payment required to continue the guarantee beyond this period could exceed the premium payments allowed to be paid without causing the Contract to become a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

Not all Contracts will have the No-Lapse Guarantee available in all years. Type A and Type B Contracts with the Cash Value Accumulation Test elected for definition of life insurance testing will have the No-Lapse Guarantee available for the lifetime of the insured. However, Type A and Type B Contracts with the Guideline Premium Test elected for definition of life insurance testing will have the No-Lapse Guarantee available until the insured’s age 70 or for 10 years after issue, whichever is later. Furthermore, Type C Contracts with either the Cash Value Accumulation Test or Guideline Premium Test elected for definition of life insurance testing, will only have the No-Lapse Guarantee available for the first seven Contract years (five for issue ages 60 and above). Your Contract Data pages will show No-Lapse Guarantee Values for the duration available with your Contract. See Types of Death Benefit and Tax Treatment of Contract Benefits.

Increases in Basic Insurance Amount

After your first Contract anniversary, you may increase the amount of insurance by increasing the basic insurance amount of the Contract, thus, creating an additional coverage segment. The increase will be subject to the underwriting requirements we determine.

The following conditions must be met:

(1) you must ask for the change in a form that meets our needs;
(2) the amount of the increase must be at least equal to the minimum increase in basic insurance amount shown under Contract Limitations in your Contract Data pages;
(3) you must prove to us that the insured is insurable for any increase;
(4) the Contract must not be in default;
(5) we must not be paying premiums into the Contract as a result of the insured's total disability; and
(6) if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. Currently, no transaction charge is being made in connection with an increase in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each coverage segment. When premiums are paid, each payment is allocated to each coverage segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments. The current sales load charge for Contract’s issued on or after October 17, 2005 is 4% in Contract years one through four and 3% in Contract years five through 10 of premiums paid up to the amount of the Sales Load Target Premium. We also charge 3.5% in Contract years one through four and 2.5% in Contract years five through 10 of premiums paid in excess of this amount. We do not make a sales load charge after the tenth Contract year.

Contracts issued prior to October 17, 2005 are charged 4% of allocated premiums paid up to the amount of the Sales Load Target Premium and 2% of allocated premiums paid in excess of this amount for the first 10 Contract years. We do not make a sales load charge after the tenth Contract year. See the definition of Contract year for an increase in basic insurance amount under DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Each coverage segment will have its own surrender charge period beginning on that segment’s effective date and its own surrender charge threshold. The surrender charge threshold is the segment’s lowest coverage amount since its effective date. See Decreases in Basic Insurance Amount and Surrender Charges.

The maximum COI rates for a coverage segment representing an increase in basic insurance amount are based upon 1980 CSO Mortality Tables, the age at the effective date of the increase and the number of years since then, sex, underwriting class, smoker/nonsmoker status, and extra rating class, if any. The net amount at risk for the whole Contract (the death benefit minus the Contract Fund) is allocated to each coverage segment based on the proportion of its basic insurance amount to the total of all coverage segments. In addition, the attained age factor for a Contract with an increase in basic insurance amount is based on the insured's attained age for the initial coverage segment.

If you elect to increase the basic insurance amount of your Contract, you will receive a "free-look" right that will apply only to the increase in basic insurance amount, not the entire Contract. This right is comparable to the right afforded to the purchaser of a new Contract, except that, any cost of insurance charge for the increase in the basic insurance amount will be returned to the Contract Fund instead of a refund of premium. Generally, the "free-look" right must be exercised no later than 10 days after receipt of the Contract with an increase.

Payment of a significant premium in conjunction with an increase in basic insurance amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. Therefore, before increasing the basic insurance amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.

Decreases in Basic Insurance Amount

You have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash surrender value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least equal to the minimum decrease in the basic insurance amount shown under Contract Limitations in your Contract Data pages;
(2)	the basic insurance amount after the decrease must be at least equal to the minimum basic insurance amount shown under Contract Limitations in your Contract Data pages;
(3)	the Contract Fund, after the decrease, must be at least equal to any applicable surrender charges; and
(4)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations. Currently, no transaction charge is being made in connection with a decrease in the basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25.

For Contracts with more than one coverage segment, a decrease in basic insurance amount will reduce each coverage segment based on the proportion of each coverage segment amount to the total of all coverage segment amounts before the decrease. Each coverage segment will have its own surrender charge threshold equal to the segment’s lowest coverage amount since its effective date. If the decrease in basic insurance amount reduces a coverage segment to an amount less than its surrender charge threshold, we will deduct a surrender charge. See Surrender Charges.

We may decline a decrease in the basic insurance amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits.

It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. You should consult with your tax adviser and your Pruco Life of New Jersey representative before requesting any decrease in basic insurance amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract at any time for its cash surrender value while the insured is living. To surrender a Contract, we may require you to deliver or mail the following items in Good Order to a Service Office; the Contract, a signed request for surrender, and any tax withholding information required under federal or state law. Generally, we will pay your Contract’s cash surrender value within seven days after all the documents required for such a payment are received in Good Order at a Service Office. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits.

Fixed reduced paid-up insurance is an alternative to surrendering your Contract. Fixed reduced paid-up insurance provides paid-up insurance, the amount of which will be paid when the insured dies. There will be cash values and loan values. The loan interest rate for fixed reduced paid-up insurance is 5%. Upon surrender of the Contract, the amount of fixed reduced paid-up insurance depends upon the cash surrender value and the insured’s issue age, sex, smoker/non-smoker status, and the length of time since the Contract date.

How a Contract's Cash Surrender Value Will Vary

The cash surrender value will be determined as of the end of the valuation period in which a surrender request is received in Good Order at a Service Office. The Contract's cash surrender value on any date will be the Contract Fund less any applicable surrender charges and less any Contract debt. The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the variable investment option[s];
(2)	interest credited on any amounts allocated to the fixed rate option;
(3)	interest credited on any loan; and
(4)	the daily asset charge for mortality and expense risks assessed against the variable investment options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES. Upon request, we will tell you the cash surrender value of your Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.

The tables on pages T1 through T6 in this prospectus illustrate approximately what the cash surrender values would be for representative Contracts paying certain premium amounts and assuming hypothetical uniform investment results in the Fund portfolios. All six of the tables assume maximum charges will be used throughout the lifetime of the insured. See ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS.

Loans

You may borrow an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to the sum of (1) 99% of the portion of the cash value attributable to the variable investment options and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. There is no minimum loan amount.

Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, we will increase the loan amount by any unpaid interest. We charge interest at an effective annual rate of 4% for standard loans.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. Only new loans borrowed after the 10th Contract anniversary may be considered preferred loans. Standard loans will not automatically be converted into preferred loans. Preferred loans are charged interest at an effective annual rate of 3.10%.

When a loan is made, an amount equal to the loan proceeds is transferred out of the variable investment options and/or the fixed rate option, as applicable. Unless you ask us to take the loan amount from specific variable investment options and we agree, the reduction will be made in the same proportions as the value in each variable investment option and the fixed rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund. It will be credited with interest at an effective annual rate of 3%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net interest rate spread of a standard loan is 1% and the net interest rate spread of a preferred loan is 0.10%.

The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If, on any Monthly date, the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default. The No-Lapse Guarantee will not prevent default under those circumstances. We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract in-force. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Contract to lapse as long as Contract debt does not equal or exceed the Contract Fund, less any applicable surrender charges. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits.

Any Contract debt will directly reduce a Contract's cash surrender value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the loan since the last transaction date. We will use the investment option you designate or the investment allocation for future premium payments as of the loan payment date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

You may withdraw a portion of the Contract's cash surrender value without surrendering the Contract, subject to the following restrictions:

(a)	Your Contract’s cash surrender value after the withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal.
(b)	The cash surrender value after the withdrawal must be an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.
(c)	The withdrawal amount must be at least $500.

There is a transaction fee for each withdrawal, which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. A withdrawal may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts, will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount. If a decrease in basic insurance amount reduces a coverage segment below its surrender charge threshold, a surrender charge may be deducted. See Surrender Charges. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount shown under Contract Limitations in your Contract Data pages. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Tax Treatment of Contract Benefits.

Currently, we will provide an authorization form if your withdrawal request causes a decrease in basic insurance amount that results in your Contract being classified as a Modified Endowment Contract. The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed.

We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.

When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. Withdrawal of any portion of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in-force under the No-Lapse Guarantee, since withdrawals decrease your Accumulated Net Payments. See No-Lapse Guarantee.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office. See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

We will determine the value of the Contract Fund on each Monthly date. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under a No-Lapse Guarantee, assuming there are no outstanding loans. See No-Lapse Guarantee. Separately, if the Contract debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default. Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. This payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

A Contract that ended in default may be reinstated within five years after the date of default, if the following conditions are met:

(1) renewed evidence of insurability is provided on the insured;
(2) submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and
(3)

any Contract debt with interest to date is restored or paid back. If the Contract debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement.

The reinstatement date will be the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. At issue, the Contract owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of death benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's death benefit may increase as the Contract Fund value increases. The death benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable attained age factor. A listing of attained age factors can be found on your Contract Data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the death benefit. In addition, there is a minimum ratio of death benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation Test. Therefore, the death benefit required under this test is generally lower than that of the Cash Value Accumulation Test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract. You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's death benefit will generally be income tax free to your beneficiary. However, your death benefit may be subject to estate taxes.

•	we may refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

•

If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•

Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate. Were the Internal Revenue Service to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

•

The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the basic insurance amount is made (or a rider removed). The addition of a rider or an increase in the basic insurance amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in basic insurance amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options. You should first consult a tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

•

If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life of New Jersey, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized in 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (Prusec is a successor company to Pruco Securities Corporation, established in 1971.) Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life of New Jersey. The Contract is sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Prusec received gross distribution revenue for its individual variable life products of $114,496,331 in 2004, $116,853,430 in 2003 and $147,577,922 in 2002. Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $10,572,253 in 2004, $12,087,173 in 2003, and $16,553,533 in 2002. Prusec offers the Contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium is equal to the first year's surrender charge (which is found in your Contract Data pages) divided by the Percentage of Sales Load Target Premium at start of year one from the table in the Surrender Charges section of this prospectus. The Commissionable Target Premium will vary by issue age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract owner.

Broker-dealers will receive compensation of up to 99% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the Commissionable Target Premium, 10% on premiums received in years two through four, and 8.5% in years five through 10 up to the Commissionable Target Premium in each Contract year. Moreover, broker-dealers will receive compensation of up to 3.96% on premiums received in years one, and up to 3.75% in years two through 10 to the extent that premiums in any year exceed the Commissionable Target Premium. Broker-dealers will also receive compensation in years two and beyond of up to 0.25% of the Contract Fund net of Contract debt.

If the basic insurance amount is increased, broker-dealers will receive compensation of up to 99% on premiums received up to the Commissionable Target Premium for the increase received in the first 12 months following the effective date of the increase and up to 10% of premiums received in years two through four, and 8.5% in years five through 10 up to the Commissionable Target Premium for the increase. Moreover, broker-dealers will receive compensation of up to 3.96% on premiums received in years one, and up to 3.75% on premiums in years two through 10 following the effective date of the increase to the extent that premiums in any year exceed the Commissionable Target Premium.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and / or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the separate account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

LEGAL PROCEEDINGS

Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to Pruco Life of New Jersey and that are typical of the businesses in which Pruco Life of New Jersey operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We may also be subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

Pruco Life of New Jersey has received formal requests for information relating to its variable annuity business from regulators, including, among others, the Securities and Exchange Commission and the State of New York Attorney General’s Office. As part of a broad initiative by the National Association of Insurance Commissioners, Pruco Life of New Jersey has received a request for information from the New Jersey Department of Banking and Insurance related to producer compensation and fee arrangements. It is possible that other regulators will issue similar requests.

Pruco Life of New Jersey’s litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life of New Jersey’s financial position.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following tables (pages T1 through T6) show how a Contract’s death benefit and cash surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, which are described below. All six tables assume the following:

•	a Contract bought by a 32 year old male, Preferred non-smoker, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.
•	a given premium amount is paid on each Contract anniversary and no loans are taken.

•	maximum contractual charges, before any fee waivers, reimbursement of expenses, or expense reductions, if any, have been made since issue.

•	the Contract Fund has been invested in equal amounts in each of the portfolios of the Funds and no portion of the Contract Fund has been allocated to the fixed-rate option.

Tables on pages T1 through T3 represent Contracts issued on or after October 17, 2005 and tables on pages T4 through T6 represent Contracts issued prior to October 17, 2005.

Tables on pages T1 and T4 assume: (1) a Type A (fixed) Contract has been purchased, (2) a $100,000 basic insurance amount, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing.

Tables on pages T2 and T5 assume: (1) a Type A (fixed) Contract has been purchased, (2) a $100,000 basic insurance amount, and (3) a Guideline Premium Test has been elected for definition of life insurance testing.

Tables on pages T3 and T6 assume: (1) a Type B (variable) Contract has been purchased, (2) a $100,000 basic insurance amount, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing.

Finally, there are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 6%, and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following tables shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the cash surrender value payable in each of the years shown for the three different assumed investment returns. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Funds and under the Contract.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses.

The net return reflects average total annual expenses of the 40 portfolios of 0.96%, and the daily deduction from the Contract Fund of 0.45% per year. Assuming maximum charges, gross returns of 0%, 6%, and 12% are the equivalent of net returns of -1.41%, 4.59%, and 10.59%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.96% and will depend on which variable investment options are selected.

The Contract allows you to invest your net premium dollars in a variety of professionally managed funds. Fluctuating investment returns in these funds, together with the actual pattern of your premium payments, our Contract charges, and any loans and withdrawals you may make will generate different Contract values than those illustrated, even if the averages of the investment rates of return over the years were to match those illustrated. We strongly recommend periodic Contract reviews with your Pruco Life of New Jersey representative. Reviews are an excellent way to monitor the performance of the Contract against your expectations and to identify adjustments that may be necessary to meet your needs.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 32 year old man using maximum charges, may be useful for a 32 year old man, but would be inaccurate if made for insureds of other issue ages, sex, or rating class. Your Pruco Life of New Jersey representative can provide you with a hypothetical illustration using current charges for your own issue age, sex, and rating class.

ILLUSTRATIONS

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PRULIFE CUSTOM PREMIER II VARIABLE UNIVERSAL LIFE

CASH VALUE ACCUMULATION TEST

TYPE A (FIXED) DEATH BENEFIT

MALE PREFERRED NON-SMOKER ISSUE AGE 32

$100,000 BASIC INSURANCE AMOUNT

ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS IN ALL YEARS

USING MAXIMUM CHARGES

For Contracts issued on or after October 17, 2005

Death Benefit (1)	Cash Surrender Value (1)
Assuming Hypothetical Gross (and Net) Annual Investment Return of	Assuming Hypothetical Gross (and Net) Annual Investment Return of

End of Policy Year	Premiums Accumulated at 4% Interest per year	0% Gross (-1.41% Net)	6% Gross (4.59% Net)	12% Gross (10.59% Net)	0% Gross (-1.41% Net)	6% Gross (4.59% Net)	12% Gross (10.59% Net)

1	$1,248	$100,000		$100,000		$100,000	$0		$0		$0
2	$2,546	$100,000		$100,000		$100,000	$140		$255		$375
3	$3,896	$100,000		$100,000		$100,000	$739		$968		$1,216
4	$5,300	$100,000		$100,000		$100,000	$1,323		$1,706		$2,140
5	$6,760	$100,000		$100,000		$100,000	$1,891		$2,471		$3,153
6	$8,278	$100,000		$100,000		$100,000	$2,584		$3,405		$4,409
7	$9,857	$100,000		$100,000		$100,000	$3,259		$4,364		$5,771
8	$11,499	$100,000		$100,000		$100,000	$3,914		$5,349		$7,252
9	$13,207	$100,000		$100,000		$100,000	$4,546		$6,358		$8,861
10	$14,984	$100,000		$100,000		$100,000	$5,156		$7,392		$10,612
15	$24,989	$100,000		$100,000		$100,000	$7,237		$12,343		$21,480
20	$37,163	$100,000		$100,000		$100,000	$8,395		$17,746		$38,834
25	$51,974	$100,000		$100,000		$142,998	$8,275		$23,453		$66,511
30	$69,994	$100,000		$100,000		$203,805	$6,052		$28,945		$108,987
35	$91,918	$100,000		$100,000		$285,116	$0		$33,105		$172,797
40	$118,592	$0	(2)	$100,000		$392,299	$0	(2)	$33,833		$266,870
45	$151,045	$0		$100,000		$538,472	$0		$25,459		$401,845
50	$190,528	$0		$0	(2)	$734,689	$0		$0	(2)	$592,491
55	$238,567	$0		$0		$1,005,159	$0		$0		$859,110
60	$297,012	$0		$0		$1,383,092	$0		$0		$1,234,904
65	$368,120	$0		$0		$1,905,788	$0		$0		$1,797,913
68	$417,981	$0		$0		$2,330,240	$0		$0		$2,284,549

(1) Assumes no Contract loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 39, unless an additional premium payment was made.

Based on a gross return of 6%, the Contract would go into default in policy year 50, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

T1

PRULIFE CUSTOM PREMIER II VARIABLE UNIVERSAL LIFE

GUIDELINE PREMIUM TEST

TYPE A (FIXED) DEATH BENEFIT

MALE PREFERRED NON-SMOKER ISSUE AGE 32

$100,000 BASIC INSURANCE AMOUNT

ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS IN ALL YEARS

USING MAXIMUM CHARGES

For Contracts issued on or after October 17, 2005

Death Benefit (1)	Cash Surrender Value (1)
Assuming Hypothetical Gross (and Net) Annual Investment Return of	Assuming Hypothetical Gross (and Net) Annual Investment Return of

End of Policy Year	Premiums Accumulated at 4% Interest per year	0% Gross (-1.41% Net)	6% Gross (4.59% Net)	12% Gross (10.59% Net)	0% Gross (-1.41% Net)	6% Gross (4.59% Net)	12% Gross (10.59% Net)

1	$1,248	$100,000		$100,000		$100,000	$0		$0		$0
2	$2,546	$100,000		$100,000		$100,000	$140		$255		$375
3	$3,896	$100,000		$100,000		$100,000	$739		$968		$1,216
4	$5,300	$100,000		$100,000		$100,000	$1,323		$1,706		$2,140
5	$6,760	$100,000		$100,000		$100,000	$1,891		$2,471		$3,153
6	$8,278	$100,000		$100,000		$100,000	$2,584		$3,405		$4,409
7	$9,857	$100,000		$100,000		$100,000	$3,259		$4,364		$5,771
8	$11,499	$100,000		$100,000		$100,000	$3,914		$5,349		$7,252
9	$13,207	$100,000		$100,000		$100,000	$4,546		$6,358		$8,861
10	$14,984	$100,000		$100,000		$100,000	$5,156		$7,392		$10,612
15	$24,989	$100,000		$100,000		$100,000	$7,237		$12,343		$21,480
20	$37,163	$100,000		$100,000		$100,000	$8,395		$17,746		$38,834
25	$51,974	$100,000		$100,000		$100,000	$8,275		$23,453		$67,391
30	$69,994	$100,000		$100,000		$146,684	$6,052		$28,945		$114,597
35	$91,918	$100,000		$100,000		$227,100	$0		$33,105		$190,840
40	$118,592	$0	(2)	$100,000		$353,788	$0	(2)	$33,833		$313,087
45	$151,045	$0		$100,000		$539,143	$0		$25,459		$513,469
50	$190,528	$0		$0	(2)	$878,571	$0		$0	(2)	$836,734
55	$238,567	$0		$0		$1,410,484	$0		$0		$1,343,318
60	$297,012	$0		$0		$2,208,181	$0		$0		$2,123,250
65	$368,120	$0		$0		$3,467,330	$0		$0		$3,467,330
68	$417,981	$0		$0		$4,692,610	$0		$0		$4,692,610

(1) Assumes no Contract loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 39, unless an additional premium payment was made.

Based on a gross return of 6%, the Contract would go into default in policy year 50, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

T2

PRULIFE CUSTOM PREMIER II VARIABLE UNIVERSAL LIFE

CASH VALUE ACCUMULATION TEST

TYPE B (VARIABLE) DEATH BENEFIT

MALE PREFERRED NON-SMOKER ISSUE AGE 32

$100,000 BASIC INSURANCE AMOUNT

ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS IN ALL YEARS

USING MAXIMUM CHARGES

For Contracts issued on or after October 17, 2005

Death Benefit (1)	Cash Surrender Value (1)
Assuming Hypothetical Gross (and Net) Annual Investment Return of	Assuming Hypothetical Gross (and Net) Annual Investment Return of

End of Policy Year	Premiums Accumulated at 4% Interest per year	0% Gross (-1.41% Net)	6% Gross (4.59% Net)	12% Gross (10.59% Net)	0% Gross (-1.41% Net)	6% Gross (4.59% Net)	12% Gross (10.59% Net)

1	$1,248	$100,373		$100,414		$100,455	$0		$0		$0
2	$2,546	$100,984		$101,099		$101,219	$137		$252		$372
3	$3,896	$101,580		$101,808		$102,055	$733		$961		$1,208
4	$5,300	$102,160		$102,541		$102,973	$1,313		$1,694		$2,126
5	$6,760	$102,723		$103,300		$103,977	$1,876		$2,453		$3,130
6	$8,278	$103,266		$104,080		$105,076	$2,563		$3,377		$4,373
7	$9,857	$103,788		$104,883		$106,277	$3,229		$4,324		$5,718
8	$11,499	$104,289		$105,709		$107,590	$3,874		$5,294		$7,175
9	$13,207	$104,766		$106,555		$109,025	$4,495		$6,284		$8,754
10	$14,984	$105,219		$107,422		$110,593	$5,092		$7,295		$10,466
15	$24,989	$107,070		$112,034		$120,907	$7,070		$12,034		$20,907
20	$37,163	$108,045		$116,946		$136,980	$8,045		$16,946		$36,980
25	$51,974	$107,622		$121,566		$161,818	$7,622		$21,566		$61,818
30	$69,994	$104,982		$124,766		$199,943	$4,982		$24,766		$99,943
35	$91,918	$100,000		$124,298		$260,520	$0		$24,298		$157,891
40	$118,592	$0	(2)	$116,422		$359,057	$0	(2)	$16,422		$244,257
45	$151,045	$0		$0	(2)	$493,420	$0		$0	(2)	$368,224
50	$190,528	$0		$0		$673,740	$0		$0		$543,339
55	$238,567	$0		$0		$922,254	$0		$0		$788,251
60	$297,012	$0		$0		$1,269,473	$0		$0		$1,133,458
65	$368,120	$0		$0		$1,748,361	$0		$0		$1,648,361
68	$417,981	$0		$0		$2,082,266	$0		$0		$1,982,266

(1) Assumes no Contract loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 39, unless an additional premium payment was made.

Based on a gross return of 6%, the Contract would go into default in policy year 45, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

T3

ILLUSTRATIONS

-------------

PRULIFE CUSTOM PREMIER II VARIABLE UNIVERSAL LIFE

CASH VALUE ACCUMULATION TEST

TYPE A (FIXED) DEATH BENEFIT

MALE PREFERRED NON-SMOKER ISSUE AGE 32

$100,000 BASIC INSURANCE AMOUNT

ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS IN ALL YEARS

USING MAXIMUM CHARGES

For Contracts issued prior to October 17, 2005

Death Benefit (1)	Cash Surrender Value (1)
Assuming Hypothetical Gross (and Net) Annual Investment Return of	Assuming Hypothetical Gross (and Net) Annual Investment Return of

End of Policy Year	Premiums Accumulated at 4% Interest per year	0% Gross (-1.41% Net)	6% Gross (4.59% Net)	12% Gross (10.59% Net)	0% Gross (-1.41% Net)	6% Gross (4.59% Net)	12% Gross (10.59% Net)

1	$1,248	$100,000		$100,000		$100,000	$0		$0		$0
2	$2,546	$100,000		$100,000		$100,000	$301		$416		$536
3	$3,896	$100,000		$100,000		$100,000	$976		$1,205		$1,453
4	$5,300	$100,000		$100,000		$100,000	$1,636		$2,020		$2,453
5	$6,760	$100,000		$100,000		$100,000	$2,281		$2,861		$3,543
6	$8,278	$100,000		$100,000		$100,000	$2,906		$3,727		$4,731
7	$9,857	$100,000		$100,000		$100,000	$3,513		$4,618		$6,025
8	$11,499	$100,000		$100,000		$100,000	$4,100		$5,535		$7,438
9	$13,207	$100,000		$100,000		$100,000	$4,665		$6,477		$8,979
10	$14,984	$100,000		$100,000		$100,000	$5,207		$7,443		$10,663
15	$24,989	$100,000		$100,000		$100,000	$7,237		$12,343		$21,480
20	$37,163	$100,000		$100,000		$100,000	$8,395		$17,746		$38,834
25	$51,974	$100,000		$100,000		$142,998	$8,275		$23,453		$66,511
30	$69,994	$100,000		$100,000		$203,805	$6,052		$28,945		$108,987
35	$91,918	$100,000		$100,000		$285,116	$0		$33,105		$172,797
40	$118,592	$0	(2)	$100,000		$392,299	$0	(2)	$33,833		$266,870
45	$151,045	$0		$100,000		$538,472	$0		$25,459		$401,845
50	$190,528	$0		$0	(2)	$734,689	$0		$0	(2)	$592,491
55	$238,567	$0		$0		$1,005,159	$0		$0		$859,110
60	$297,012	$0		$0		$1,383,092	$0		$0		$1,234,904
65	$368,120	$0		$0		$1,905,788	$0		$0		$1,797,913
68	$417,981	$0		$0		$2,330,240	$0		$0		$2,284,549

(1) Assumes no Contract loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 39, unless an additional premium payment was made.

Based on a gross return of 6%, the Contract would go into default in policy year 50, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

T4

PRULIFE CUSTOM PREMIER II VARIABLE UNIVERSAL LIFE

GUIDELINE PREMIUM TEST

TYPE A (FIXED) DEATH BENEFIT

MALE PREFERRED NON-SMOKER ISSUE AGE 32

$100,000 BASIC INSURANCE AMOUNT

ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS IN ALL YEARS

USING MAXIMUM CHARGES

For Contracts issued prior to October 17, 2005

Death Benefit (1)	Cash Surrender Value (1)
Assuming Hypothetical Gross (and Net) Annual Investment Return of	Assuming Hypothetical Gross (and Net) Annual Investment Return of

End of Policy Year	Premiums Accumulated at 4% Interest per year	0% Gross (-1.41% Net)	6% Gross (4.59% Net)	12% Gross (10.59% Net)	0% Gross (-1.41% Net)	6% Gross (4.59% Net)	12% Gross (10.59% Net)

1	$1,248	$100,000		$100,000		$100,000	$0		$0		$0
2	$2,546	$100,000		$100,000		$100,000	$301		$416		$536
3	$3,896	$100,000		$100,000		$100,000	$976		$1,205		$1,453
4	$5,300	$100,000		$100,000		$100,000	$1,636		$2,020		$2,453
5	$6,760	$100,000		$100,000		$100,000	$2,281		$2,861		$3,543
6	$8,278	$100,000		$100,000		$100,000	$2,906		$3,727		$4,731
7	$9,857	$100,000		$100,000		$100,000	$3,513		$4,618		$6,025
8	$11,499	$100,000		$100,000		$100,000	$4,100		$5,535		$7,438
9	$13,207	$100,000		$100,000		$100,000	$4,665		$6,477		$8,979
10	$14,984	$100,000		$100,000		$100,000	$5,207		$7,443		$10,663
15	$24,989	$100,000		$100,000		$100,000	$7,237		$12,343		$21,480
20	$37,163	$100,000		$100,000		$100,000	$8,395		$17,746		$38,834
25	$51,974	$100,000		$100,000		$100,000	$8,275		$23,453		$67,391
30	$69,994	$100,000		$100,000		$146,684	$6,052		$28,945		$114,597
35	$91,918	$100,000		$100,000		$227,100	$0		$33,105		$190,840
40	$118,592	$0	(2)	$100,000		$353,788	$0	(2)	$33,833		$313,087
45	$151,045	$0		$100,000		$539,143	$0		$25,459		$513,469
50	$190,528	$0		$0	(2)	$878,571	$0		$0	(2)	$836,734
55	$238,567	$0		$0		$1,410,484	$0		$0		$1,343,318
60	$297,012	$0		$0		$2,208,181	$0		$0		$2,123,250
65	$368,120	$0		$0		$3,467,330	$0		$0		$3,467,330
68	$417,981	$0		$0		$4,692,610	$0		$0		$4,692,610

(1) Assumes no Contract loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 39, unless an additional premium payment was made.

Based on a gross return of 6%, the Contract would go into default in policy year 50, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

T5

PRULIFE CUSTOM PREMIER II VARIABLE UNIVERSAL LIFE

CASH VALUE ACCUMULATION TEST

TYPE B (VARIABLE) DEATH BENEFIT

MALE PREFERRED NON-SMOKER ISSUE AGE 32

$100,000 BASIC INSURANCE AMOUNT

ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS IN ALL YEARS

USING MAXIMUM CHARGES

For Contracts issued prior to October 17, 2005

Death Benefit (1)	Cash Surrender Value (1)
Assuming Hypothetical Gross (and Net) Annual Investment Return of	Assuming Hypothetical Gross (and Net) Annual Investment Return of

End of Policy Year	Premiums Accumulated at 4% Interest per year	0% Gross (-1.41% Net)	6% Gross (4.59% Net)	12% Gross (10.59% Net)	0% Gross (-1.41% Net)	6% Gross (4.59% Net)	12% Gross (10.59% Net)

1	$1,248	$100,373		$100,414		$100,455	$0		$0		$0
2	$2,546	$100,984		$101,099		$101,219	$298		$413		$533
3	$3,896	$101,580		$101,808		$102,055	$971		$1,198		$1,446
4	$5,300	$102,160		$102,541		$102,973	$1,627		$2,008		$2,439
5	$6,760	$102,723		$103,300		$103,977	$2,265		$2,842		$3,520
6	$8,278	$103,266		$104,080		$105,076	$2,885		$3,699		$4,694
7	$9,857	$103,788		$104,883		$106,277	$3,483		$4,578		$5,972
8	$11,499	$104,289		$105,709		$107,590	$4,060		$5,480		$7,362
9	$13,207	$104,766		$106,555		$109,025	$4,614		$6,403		$8,873
10	$14,984	$105,219		$107,422		$110,593	$5,143		$7,345		$10,516
15	$24,989	$107,070		$112,034		$120,907	$7,070		$12,034		$20,907
20	$37,163	$108,045		$116,946		$136,980	$8,045		$16,946		$36,980
25	$51,974	$107,622		$121,566		$161,818	$7,622		$21,566		$61,818
30	$69,994	$104,982		$124,766		$199,943	$4,982		$24,766		$99,943
35	$91,918	$100,000		$124,298		$260,520	$0		$24,298		$157,891
40	$118,592	$0	(2)	$116,422		$359,057	$0	(2)	$16,422		$244,257
45	$151,045	$0		$0	(2)	$493,420	$0		$0	(2)	$368,224
50	$190,528	$0		$0		$673,740	$0		$0		$543,339
55	$238,567	$0		$0		$922,254	$0		$0		$788,251
60	$297,012	$0		$0		$1,269,473	$0		$0		$1,133,458
65	$368,120	$0		$0		$1,748,361	$0		$0		$1,648,361
68	$417,981	$0		$0		$2,082,266	$0		$0		$1,982,266

(1) Assumes no Contract loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 39, unless an additional premium payment was made.

Based on a gross return of 6%, the Contract would go into default in policy year 45, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

T6

ADDITIONAL INFORMATION

Pruco Life of New Jersey has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

You may contact us directly for further information. Our address and telephone number are on the inside front cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS

USED IN THIS PROSPECTUS

Accumulated Net Payments - The actual premium payments you make, accumulated at an effective annual rate of 4%, less any withdrawals you make, also accumulated at an effective annual rate of 4%.

attained age - The insured's age on the Contract date plus the number of years since then. For any coverage segment effective after the Contract date, the insured's attained age is the issue age of that segment plus the length of time since its effective date.

basic insurance amount - The amount of life insurance as shown in the Contract, not including riders.

cash surrender value - The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and minus any applicable surrender charge. Also referred to in the Contract as “Net Cash Value.”

Contract - The variable universal life insurance Contract described in this prospectus.

Contract anniversary - The same date as the Contract date in each later year.

Contract date -The date the Contract is effective, as specified in the Contract.

Contract debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the variable investment options and the fixed rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner - You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year - A year that starts on the Contract date or on a Contract anniversary. For any coverage segment representing an increase, “Contract year” is a year that starts on the effective date of the increase (referred to as “Target year” in the Contract).

coverage segment - The basic insurance amount at issue is the first coverage segment. For each increase in basic insurance amount, a new coverage segment is created for the amount of the increase.

death benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract debt.

fixed rate option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 3%.

Funds - Mutual funds with separate portfolios. One or more of the available Fund portfolios may be chosen as an underlying investment for the Contract.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Limited No-Lapse Guarantee Premiums - Premiums that, if paid at the beginning of each Contract year, will keep a Type A or Type B Contract in-force until the insured’s age 70, or if later, during the first 10 Contract years, regardless of investment performance and assuming no loans or withdrawals.

Lifetime No-Lapse Guarantee Premiums - Premiums that, if paid at the beginning of each Contract year, will keep a Type A or Type B Contract in-force for the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals.

Monthly date - The Contract date and the same date in each subsequent month.

No-Lapse Guarantee - Sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse for a specified duration and a death benefit will be paid upon the death of the insured, regardless of investment experience and assuming no loans or withdrawals. See No-Lapse Guarantee.

Pruco Life Insurance Company of New Jersey - Pruco Life of New Jersey, us, we, our. The company offering the Contract.

Sales Load Target Premium - A premium that is used to determine sales load based on issue age and rating class of the insured, and any extra risk charges or riders, if applicable.

separate account - Amounts under the Contract that are allocated to the variable investment options held by us in a separate account called the Pruco Life of New Jersey Variable Appreciable Account (the "Account"). The separate account is set apart from all of the general assets of Pruco Life Insurance Company of New Jersey.

Short-Term No-Lapse Guarantee Premiums -Premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the first seven Contract years (five Contract years for issue ages 60 and above), regardless of investment performance and assuming no loans or withdrawals.

valuation period - The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

variable investment options - The portfolios of the mutual funds available under this Contract, whose shares are held in the separate account.

you - The owner of the Contract.

To Learn More About PruLife® Custom Premier II

To learn more about the PruLife® Custom Premier II variable universal life Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2005, or view it online at www.prudential.com. See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

Page

GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company of New Jersey	1
Control of Pruco Life Insurance Company of New Jersey	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
How a Type C (Return of Premium) Contract’s Death Benefit Will Vary	5
Reports to Contract Owners	6

UNDERWRITING PROCEDURES	6

ADDITIONAL INFORMATION ABOUT CHARGES	7
Charges for Increases in Basic Insurance Amount	7

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	7

SERVICE FEES PAYABLE TO PRUCO LIFE OF NEW JERSEY	7

DISTRIBUTION AND COMPENSATION	7

EXPERTS	8

PERFORMANCE DATA	8
Average Annual Total Return	8
Non-Standard Total Return	8
Money Market Subaccount Yield	8

FINANCIAL STATEMENTS	9

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-112809. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-5850. The SEC also maintains a Web site (http://www.sec.gov) that contains the PruLife® Custom Premier II SAI, material incorporated by reference, and other information about Pruco Life of New Jersey. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-944-8786 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

Pruco Life Insurance Company of New Jersey

213 Washington Street

Newark, New Jersey 07102-2992

Investment Company Act of 1940: Registration No. 811-3974

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life of New Jersey Variable Appreciable Account

Pruco Life Insurance Company of New Jersey

PruLife® Custom Premier II

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information is not a prospectus. Please review the PruLife® Custom Premier II prospectus (the “prospectus”), which contains information concerning the Contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-944-8786. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company of New Jersey

213 Washington Street

Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is October 17, 2005.

TABLE OF CONTENTS

Page
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company of New Jersey	1
Control of Pruco Life Insurance Company of New Jersey	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
How a Type C (Return of Premium) Contract’s Death Benefit Will Vary	5
Reports to Contract Owners	6

UNDERWRITING PROCEDURES	6

ADDITIONAL INFORMATION ABOUT CHARGES	7
Charges for Increases in Basic Insurance Amount	7

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	7

SERVICE FEES PAYABLE TO PRUCO LIFE OF NEW JERSEY	7

DISTRIBUTION AND COMPENSATION	7

EXPERTS	8

PERFORMANCE DATA	8
Average Annual Total Return	8
Non-Standard Total Return	8
Money Market Subaccount Yield	8

FINANCIAL STATEMENTS	9

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York. Pruco Life of New Jersey’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company of New Jersey

Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

As Pruco Life of New Jersey’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the Contract.

State Regulation

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Home Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life of New Jersey and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life of New Jersey various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life of New Jersey reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life of New Jersey has reimbursed Prudential $57,941,313 in 2004, $66,686,211 in 2003, and $63,004,185 in 2002.

Pruco Life of New Jersey and Prudential have entered into an agreement under which Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of a retained asset settlement option (the "Alliance Account"). Pruco Life of New Jersey contributes to the Alliance Account, by transferring to Prudential, any Alliance Account payments that are attributable to Pruco Life of New Jersey. Pruco Life of New Jersey establishes an individual account, within the Alliance Account, in the name of the beneficiary and makes all payments necessary to satisfy such obligations. As soon as the Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a checkbook on which they may write checks. Pruco Life of New Jersey pays no fees or other compensation to Prudential under this agreement.

Pruco Life of New Jersey and Prudential have entered into a Reinsurance Agreement under which Pruco Life of New Jersey cedes and Prudential reinsures life insurance benefits in excess of stated limits of retention.

Our individual life reinsurance treaties covering PruLife® Custom Premier II Contracts provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis. Reinsurance is on a first-dollar quota share basis, with Pruco Life of New Jersey retaining 10% of the face amount, up to a limit of $100,000 per policy, and the remainder is reinsured by Prudential.

Pruco Life of New Jersey and Prudential entered into an administrative agreement with First Tennessee Bank National Association (“First Express”), in which First Express provides remittance processing expertise and research and development capabilities providing Pruco Life of New Jersey and Prudential with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this Agreement, First Express received $4,078,758 in 2004, $3,729,173 in 2003, and $4,400,848 in 2002 from Pruco Life of New Jersey and Prudential for services rendered. First Tennessee Bank National Association’s principal business address is 165 Madison Avenue, Memphis, Tennessee 38103. A chart showing fees that Pruco Life of New Jersey and Prudential pay for remittance processing is shown below.

Remittance Processing Fees
Total # of remittances per month	Less than 4,500,000	4,500,001 to 5,600,000	Greater than 5,600,000
Power Encode and single item payments	$0.1004	$0.0963	$0.0905
Multiple item payments	$0.1172	$0.1022	$0.0961
Unprocessable payments	$0.0924	$0.0924	$0.0924
Express mail payments	$0.4109	$0.4109	$0.4109
Cash payments	$1.2830	$1.2830	$1.2830

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date we determine the proposed insured’s issue age. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the basic insurance amount.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

ADDITIONAL INFORMATION ABOUT

OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

There are three types of death benefit available under the Contract: (1) Type A, a generally fixed death benefit; (2) Type B, a variable death benefit; and (3) Type C, a return of premium death benefit. A Type C (return of premium) death benefit generally varies by the amount of premiums paid, a Type B (variable) death benefit varies with investment performance, and a Type A (fixed) death benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under the Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount, before the reduction of any Contract debt. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract debt, the death benefit of a Type A (fixed) Contract will always be the greater of:

(1) the basic insurance amount; and
(2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

Type A (Fixed) Death Benefit

------------------------------------------- -----------------------------------------------------------------------------------
                    IF                                                             THEN
------------------------------------------- -----------------------------------------------------------------------------------
                        and the Contract
 the insured is age          Fund is          the attained age    the Contract Fund multiplied by the   and the Death Benefit
                                                factor is**              attained age factor is                   is
---------------------- -------------------- --------------------- ------------------------------------- -----------------------

         40                 $ 25,000                3.57                         89,250                        $250,000
         40                 $ 75,000                3.57                        267,750                        $267,750*
         40                 $100,000                3.57                        357,000                        $357,000*
---------------------- -------------------- --------------------- ------------------------------------- -----------------------
---------------------- -------------------- --------------------- ------------------------------------- -----------------------

         60                 $ 75,000                1.92                        144,000                        $250,000
         60                 $125,000                1.92                        240,000                        $250,000
         60                 $150,000                1.92                        288,000                        $288,000*
---------------------- -------------------- --------------------- ------------------------------------- -----------------------

         80                 $150,000                1.26                        189,000                        $250,000
         80                 $200,000                1.26                        252,000                        $252,000*
         80                 $225,000                1.26                        283,500                        $283,500*
---------------------- -------------------- --------------------- ------------------------------------- -----------------------
*  Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.
-------------------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the death benefit will be $288,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $1.92. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the death benefit will never be less than the basic insurance amount, before the reduction of any Contract debt, but will also vary immediately after it is issued, with the investment results of the selected variable investment options. The death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract debt, the death benefit of a Type B (variable) Contract will always be the greater of:

(1)	the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and
(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

For purposes of computing the death benefit, if the Contract Fund is less than zero, we will consider it to be zero. A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

Type B (Variable) Death Benefit

-------------------------------------------- ---------------------------------------------------------------------------------
                    IF                                                             THEN
-------------------------------------------- ---------------------------------------------------------------------------------
                         and the Contract
 the insured is age          Fund is           the attained age      the Contract Fund multiplied by        and the Death
                                                 factor is**           the attained age factor is            Benefit is
---------------------- --------------------- --------------------- ------------------------------------ ----------------------

         40                  $25,000                 3.57                         89,250                      $275,000
         40                  $75,000                 3.57                        267,750                      $325,000
         40                  $100,000                3.57                        357,000                      $357,000*
---------------------- --------------------- --------------------- ------------------------------------ ----------------------
---------------------- --------------------- --------------------- ------------------------------------ ----------------------

         60                  $ 75,000                1.92                        144,000                      $325,000
         60                  $125,000                1.92                        240,000                      $375,000
         60                  $150,000                1.92                        288,000                      $400,000
---------------------- --------------------- --------------------- ------------------------------------ ----------------------

         80                  $150,000                1.26                        189,000                      $400,000
         80                  $200,000                1.26                        252,000                      $450,000
         80                  $225,000                1.26                        283,500                      $475,000
---------------------- --------------------- --------------------- ------------------------------------ ----------------------
*  Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.
------------------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.

How a Type C (Return of Premium) Contract’s Death Benefit Will Vary

Under the Type C (return of premium) Contract, while the Contract is in-force, the death benefit will vary by the amount of premiums paid, less any withdrawals, both accumulated with interest at the rate(s) chosen by the Contract owner and shown in the Contract Data pages. The interest rate will range from 0% to 8%; in ½% increments. The death benefit on a Type C Contract is limited to the basic insurance amount plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the sum of the initial Basic Insurance Amount plus any initial Target Term Rider coverage amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract. The death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. Unlike Type A and Type B Contracts, the death benefit of a Type C Contract may be less than the basic insurance amount in the event total withdrawals are greater than total premiums paid.

Assuming no Contract debt, the death benefit of a Type C (return of premium) Contract will always be the lesser of:

(1)	the basic insurance amount plus the total premiums paid into the Contract less any withdrawals, both accumulated with interest at the rate(s) displayed in the Contract Data pages; and
(2)

the basic insurance amount plus the Contract Fund before deduction of any monthly charges due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor, both found in the Contract Limitations section of the Contract Data pages.

However, if the product of the Contract Fund, before any monthly charges, multiplied by the attained age factor is greater than either (1) or (2), described above, then it will become the death benefit.

A listing of attained age factors can be found on your Contract Data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type C (return of premium) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

Type C (Return of Premium) Death Benefit

  ------------------------------------------------------------------------------------------------------------------------------------
                                 IF                                                               THEN
  ------------------------------------------------------------------------------------------------------------------------------------
  ------------------------------------------------------------------------------------------------------------------------------------
         the                                                                               the Contract Fund
       insured       and the Contract   and the premiums paid less   the attained age      multiplied by the        and the Death
       is age            Fund is            any withdrawals is         factor is**       attained age factor is       Benefit is
  ------------------------------------------------------------------------------------------------------------------------------------
------------------- ------------------- -------------------------- -------------------- ------------------------ --------------------

        40               $25,000                 $15,000                  3.57                   89,250               $265,000
        40               $75,000                 $60,000                  3.57                  267,750               $310,000
        40               $100,000                $80,000                  3.57                  357,000               $357,000*
------------------- ------------------- -------------------------- -------------------- ------------------------ --------------------
------------------- ------------------- -------------------------- -------------------- ------------------------ --------------------

        60               $75,000                $ 60,000                  1.92                  144,000               $310,000
        60               $125,000               $100,000                  1.92                  240,000               $350,000
        60               $150,000               $125,000                  1.92                  288,000               $375,000
------------------- ------------------- -------------------------- -------------------- ------------------------ --------------------

        80               $150,000               $125,000                  1.26                  189,000               $375,000
        80               $200,000               $150,000                  1.26                  252,000               $400,000
        80               $225,000               $175,000                  1.26                  283,500               $425,000
------------------- ------------------- -------------------------- -------------------- ------------------------ --------------------
-------------------------------------------------------------------------------------------------------------------------------------

* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.
-------------------------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the premiums paid less any withdrawals equals $80,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process. When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process. The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Basic Insurance Amount

Each time you increase your basic insurance amount, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations. No transaction charge is currently being made in connection with an increase in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each coverage segment. When premiums are paid, each payment is allocated to each coverage segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments. Currently, the sales load charge for each coverage segment is equal to 4% of the allocated premium paid in each Contract year up to the Sales Load Target Premium and 2% of allocated premiums paid in excess of this amount for the first 10 Contract years; 0% thereafter.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the basic insurance amount of the Contract.

SERVICE FEES PAYABLE TO PRUCO LIFE OF NEW JERSEY

Pruco Life of New Jersey has entered into agreements with the investment adviser or distributor of many of the underlying Funds. Under the Terms of these agreements, Pruco Life of New Jersey provides administrative and support services to the portfolios for which it receives an annual fee that ranges from 0.10% to 0.25%, as of October 17, 2005, of the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as investment options.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life of New Jersey makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The financial statements of Pruco Life of New Jersey as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 and the financial statements of the Pruco Life of New Jersey Variable Appreciable Account as of December 31, 2004 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if PruLife® Custom Premier II had been investing in that subaccount during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with PruLife® Custom Premier II are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

Financial statements for certain portfolios of the Pruco Life of New Jersey Variable Appreciable Account offered in connection with PruLife® Custom Premier II are not available because those portfolios have not commenced operations prior to the effective date of this prospectus. Those portfolios are:

AST Cohen & Steers Realty
AST DeAM Large-Cap Value
AST DeAM Small-Cap Growth
AST DeAM Small-Cap Value
AST Federated Aggressive Growth
AST Global Allocation
AST Goldman Sachs Mid-Cap Growth
AST JPMorgan International Equity
AST Marsico Capital Growth
AST MFS Global Equity
AST MFS Growth
AST Neuberger Berman Mid-Cap Growth
AST PIMCO Limited Maturity Bond
AST Small-Cap Value
AST T. Rowe Price Global Bond
AST T. Rowe Price Natural Resources

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2004
		SUBACCOUNTS

	Prudential	Prudential		Prudential	Prudential
	Money	Diversified	Prudential	Flexible	Conservative
	Market	Bond	Equity	Managed	Balanced
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investment in the portfolios, at value	$69,341,883	$98,785,133	$147,593,986	$230,434,940	$109,012,137

Net Assets	$69,341,883	$98,785,133	$147,593,986	$230,434,940	$109,012,137

NET ASSETS, representing:
Accumulation units	$69,341,883	$98,785,133	$147,593,986	$230,434,940	$109,012,137

	$69,341,883	$98,785,133	$147,593,986	$230,434,940	$109,012,137

Units outstanding	58,081,087	58,128,115	20,948,552	43,005,800	24,809,841

Portfolio shares held	6,934,189	8,757,547	6,615,598	13,898,368	7,219,347
Portfolio net asset value per share	$10.00	$11.28	$22.31	$16.58	$15.10
Investment in portfolio shares, at cost	$69,341,883	$95,886,352	$146,947,501	$218,611,935	$101,848,085

STATEMENT OF OPERATIONS
For the period ended December 31, 2004
		SUBACCOUNTS

	Prudential	Prudential		Prudential	Prudential
	Money	Diversified	Prudential	Flexible	Conservative
	Market	Bond	Equity	Managed	Balanced
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividend income	$676,287	$6,429,519	$1,798,160	$3,076,913	$2,020,329

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	160,881	408,973	818,808	1,344,572	654,093
Reimbursement for excess expenses	(3,345)	(12,336)	(141,456)	(452,998)	(174,531)

NET EXPENSES	157,536	396,637	677,352	891,574	479,562

NET INVESTMENT INCOME (LOSS)	518,751	6,032,882	1,120,808	2,185,339	1,540,767

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	0	0	0	0	604,597
Realized gain (loss) on shares redeemed	0	2,322,525	(260,439)	(114,314)	67,358
Net change in unrealized gain (loss) on investments	0	(339,248)	11,845,613	19,553,792	5,475,047

NET GAIN (LOSS) ON INVESTMENTS	0	1,983,277	11,585,174	19,439,478	6,147,002

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$518,751	$8,016,159	$12,705,982	$21,624,817	$7,687,769

The accompanying notes are an integral part of these financial statements.
A1

SUBACCOUNTS (Continued)

Prudential			Prudential		Prudential		Prudential
High Yield	Prudential	Prudential	Natural	Prudential	Government	Prudential	Small
Bond	Stock Index	Value	Resources	Global	Income	Jennison	Capitalization
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Stock Portfolio

$398,744,202	$74,785,896	$14,617,877	$9,051,833	$7,965,168	$3,390,881	$18,987,736	$16,504,364

$398,744,202	$74,785,896	$14,617,877	$9,051,833	$7,965,168	$3,390,881	$18,987,736	$16,504,364

$398,744,202	$74,785,896	$14,617,877	$9,051,833	$7,965,168	$3,390,881	$18,987,736	$16,504,364

$398,744,202	$74,785,896	$14,617,877	$9,051,833	$7,965,168	$3,390,881	$18,987,736	$16,504,364

196,781,440	43,962,734	2,469,676	1,159,050	4,755,774	1,165,604	10,067,452	5,086,467

73,569,041	2,390,089	733,461	283,935	484,794	291,063	1,046,733	773,763
$5.42	$31.29	$19.93	$31.88	$16.43	$11.65	$18.14	$21.33
$374,654,284	$71,572,009	$13,432,288	$6,308,993	$8,535,044	$3,517,525	$24,574,340	$11,943,451

SUBACCOUNTS (Continued)

Prudential			Prudential		Prudential		Prudential
High Yield	Prudential	Prudential	Natural	Prudential	Government	Prudential	Small
Bond	Stock Index	Value	Resources	Global	Income	Jennison	Capitalization
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Stock Portfolio

$24,376,101	$1,157,678	$187,030	$260,388	$61,941	$135,768	$83,269	$87,644

1,578,970	296,808	79,575	46,080	36,536	21,945	97,853	86,158
0	0	0	0	0	0	0	0

1,578,970	296,808	79,575	46,080	36,536	21,945	97,853	86,158

22,797,131	860,870	107,455	214,308	25,405	113,823	(14,584)	1,486

0	1,210,356	0	282,095	0	59,835	0	53,082
324,050	2,688,008	2,449	140,685	(63,856)	(28,513)	(403,989)	110,210
7,798,154	3,287,500	1,859,263	1,086,688	662,567	(54,442)	1,983,155	2,718,594

8,122,204	7,185,864	1,861,712	1,509,468	598,711	(23,120)	1,579,166	2,881,886

$30,919,335	$8,046,734	$1,969,167	$1,723,776	$624,116	$90,703	$1,564,582	$2,883,372

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2004

		SUBACCOUNTS

	T. Rowe Price	AIM V.I.	Janus	MFS	American
	International	Premier	Aspen	Emerging	Century
	Stock	Equity	Growth	Growth	VP Value
	Portfolio	Fund	Portfolio	Series	Fund

ASSETS
Investment in the portfolios, at value	$83,707	$177,019	$316,309	$136,827	$119,262

Net Assets	$83,707	$177,019	$316,309	$136,827	$119,262

NET ASSETS, representing:
Accumulation units	$83,707	$177,019	$316,309	$136,827	$119,262

	$83,707	$177,019	$316,309	$136,827	$119,262

Units outstanding	105,640	241,252	514,131	212,176	70,785

Portfolio shares held	6,228	8,311	15,752	7,810	13,630
Portfolio net asset value per share	$13.44	$21.30	$20.08	$17.52	$8.75
Investment in portfolio shares, at cost	$84,205	$174,251	$367,573	$126,254	$97,255

STATEMENT OF OPERATIONS
For the period ended December 31, 2004
		SUBACCOUNTS

	T. Rowe Price	AIM V.I.	Janus	MFS	American
	International	Premier	Aspen	Emerging	Century
	Stock	Equity	Growth	Growth	VP Value
	Portfolio	Fund	Portfolio	Series	Fund

INVESTMENT INCOME
Dividend income	$863	$800	$450	$0	$1,013

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	720	938	2,755	534	886
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	720	938	2,755	534	886

NET INVESTMENT INCOME (LOSS)	143	(138)	(2,305)	(534)	127

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	0	0	0	0	786
Realized gain (loss) on shares redeemed	(2,533)	(124,769)	(9,171)	(8,349)	3,653
Net change in unrealized gain (loss) on investments	11,705	131,387	22,355	23,653	8,927

NET GAIN (LOSS) ON INVESTMENTS	9,172	6,618	13,184	15,304	13,366

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$9,315	$6,480	$10,879	$14,770	$13,493

The accompanying notes are an integral part of these financial statements.
A3

SUBACCOUNTS (Continued)

Franklin	Prudential	Prudential	Prudential	Prudential SP	Janus Aspen	Janus Aspen	Prudential
Templeton	SP Alliance	SP Davis	SP Goldman Sachs	State Street Research	Mid Cap Growth	Balanced	SP PIMCO
Small Cap	Large Cap Growth	Value	Small Cap Value	Small Cap Growth	Portfolio-	Portfolio-	Total Return
Fund	Portfolio	Portfolio	Portfolio	Portfolio	Service Shares	Service Shares	Portfolio

$246,093	$587,435	$2,508,407	$2,627,332	$475,364	$123,504	$130,466	$2,954,339

$246,093	$587,435	$2,508,407	$2,627,332	$475,364	$123,504	$130,466	$2,954,339

$246,093	$587,435	$2,508,407	$2,627,332	$475,364	$123,504	$130,466	$2,954,339

$246,093	$587,435	$2,508,407	$2,627,332	$475,364	$123,504	$130,466	$2,954,339

323,312	691,606	2,189,343	1,859,312	546,651	231,294	121,856	2,349,443

12,666	88,871	228,452	169,396	73,586	4,870	5,169	252,940
$19.43	$6.61	$10.98	$15.51	$6.46	$25.36	$25.24	$11.68
$214,744	$522,320	$2,026,180	$2,006,211	$436,601	$94,455	$118,014	$2,889,546

SUBACCOUNTS (Continued)

Franklin	Prudential	Prudential	Prudential	Prudential SP	Janus Aspen	Janus Aspen	Prudential
Templeton	SP Alliance	SP Davis	SP Goldman Sachs	State Street Research	Mid Cap Growth	Balanced	SP PIMCO
Small Cap	Large Cap Growth	Value	Small Cap Value	Small Cap Growth	Portfolio-	Portfolio-	Total Return
Fund	Portfolio	Portfolio	Portfolio	Portfolio	Service Shares	Service Shares	Portfolio

$0	$0	$7,870	$3,024	$0	$0	$2,780	$49,426

1,172	1,804	6,655	5,397	972	209	235	7,810
0	0	0	0	0	0	0	0

1,172	1,804	6,655	5,397	972	209	235	7,810

(1,172)	(1,804)	1,215	(2,373)	(972)	(209)	2,545	41,616

0	0	0	511	0	0	0	42,493
(330)	7,286	41,074	29,945	4,021	397	198	8,341
24,803	24,319	206,388	373,699	(5,892)	19,601	6,688	32,664

24,473	31,605	247,462	404,155	(1,871)	19,998	6,886	83,498

$23,301	$29,801	$248,677	$401,782	$(2,843)	$19,789	$9,431	$125,114

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2004

		SUBACCOUNTS

	Prudential	Janus Aspen	Prudential	Prudential	Prudential
	SP PIMCO	Growth	SP Large	SP AIM	SP MFS Capital
	High Yield	Portfolio–	Cap Value	Core Equity	Opportunities
	Portfolio	Service Shares	Portfolio	Portfolio	Portfolio

ASSETS
Investment in the portfolios, at value	$779,317	$459,550	$966,415	$231,992	$307,094

Net Assets	$779,317	$459,550	$966,415	$231,992	$307,094

NET ASSETS, representing:
Accumulation units	$779,317	$459,550	$966,415	$231,992	$307,094

	$779,317	$459,550	$966,415	$231,992	$307,094

Units outstanding	582,048	518,879	819,666	222,520	373,288

Portfolio shares held	73,038	23,151	83,600	31,521	43,253
Portfolio net asset value per share	$10.67	$19.85	$11.56	$7.36	$7.10
Investment in portfolio shares, at cost	$734,086	$403,409	$766,358	$201,759	$260,771

STATEMENT OF OPERATIONS
For the period ended December 31, 2004
		SUBACCOUNTS

	Prudential	Janus Aspen	Prudential	Prudential	Prudential
	SP PIMCO	Growth	SP Large	SP AIM	SP MFS Capital
	High Yield	Portfolio–	Cap Value	Core Equity	Opportunities
	Portfolio	Service Shares	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividend income	$50,558	$0	$5,205	$803	$374

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,982	915	2,042	452	542
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	2,982	915	2,042	452	542

NET INVESTMENT INCOME (LOSS)	47,576	(915)	3,163	351	(168)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	5,605	0	0	0	0
Realized gain (loss) on shares redeemed	16,367	5,096	17,514	4,878	5,448
Net change in unrealized gain (loss) on investments	5,049	15,553	108,446	11,363	23,714

NET GAIN (LOSS) ON INVESTMENTS	27,021	20,649	125,960	16,241	29,162

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$74,597	$19,734	$129,123	$16,592	$28,994

The accompanying notes are an integral part of these financial statements.
A5

SUBACCOUNTS (Continued)

Prudential	Prudential	SP Prudential	Prudential		Prudential	Prudential	Prudential
SP Strategic	SP Mid	U.S. Emerging	SP AIM	Prudential	SP Conservative	SP Balanced	SP Growth
Partners Focused	Cap Growth	Growth	Aggressive Growth	SP Technology	Asset Allocation	Asset Allocation	Asset Allocation
Growth Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$209,826	$1,022,776	$1,113,917	$526,079	$417,271	$1,285,164	$3,386,572	$5,527,472

$209,826	$1,022,776	$1,113,917	$526,079	$417,271	$1,285,164	$3,386,572	$5,527,472

$209,826	$1,022,776	$1,113,917	$526,079	$417,271	$1,285,164	$3,386,572	$5,527,472

$209,826	$1,022,776	$1,113,917	$526,079	$417,271	$1,285,164	$3,386,572	$5,527,472

219,017	1,274,246	1,068,461	538,288	566,022	1,085,167	2,886,504	4,815,183

29,975	149,310	138,032	72,463	87,478	114,747	318,586	564,028
$7.00	$6.85	$8.07	$7.26	$4.77	$11.20	$10.63	$9.80
$178,328	$795,892	$867,646	$441,556	$395,556	$1,181,682	$3,004,394	$4,773,032

SUBACCOUNTS (Continued)

Prudential	Prudential	SP Prudential	Prudential		Prudential	Prudential	Prudential
SP Strategic	SP Mid	U.S. Emerging	SP AIM	Prudential	SP Conservative	SP Balanced	SP Growth
Partners Focused	Cap Growth	Growth	Aggressive Growth	SP Technology	Asset Allocation	Asset Allocation	Asset Allocation
Growth Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$0	$0	$0	$0	$0	$12,444	$16,887	$13,555

470	3,145	2,330	1,084	1,127	2,949	7,491	11,119
0	0	0	0	0	0	0	0

470	3,145	2,330	1,084	1,127	2,949	7,491	11,119

(470)	(3,145)	(2,330)	(1,084)	(1,127)	9,495	9,396	2,436

0	0	189	0	0	2,416	1,482	0
3,308	15,318	21,096	8,521	11,792	11,234	30,889	44,640
16,572	140,425	149,275	42,583	(8,945)	66,324	243,166	504,347

19,880	155,743	170,560	51,104	2,847	79,974	275,537	548,987

$19,410	$152,598	$168,230	$50,020	$1,720	$89,469	$284,933	$551,423

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2004

		SUBACCOUNTS

	Prudential	Prudential	Prudential	Janus Aspen
	SP Aggressive Growth	SP William Blair	SP LSV	International
	Asset Allocation	International Growth	International Value	Growth Portfolio–
	Portfolio	Portfolio	Portfolio	Service Shares

ASSETS
Investment in the portfolios, at value	$1,719,626	$672,130	$807,479	$55,843

Net Assets	$1,719,626	$672,130	$807,479	$55,843

NET ASSETS, representing:
Accumulation units	$1,719,626	$672,130	$807,479	$55,843

	$1,719,626	$672,130	$807,479	$55,843

Units outstanding	1,545,489	598,730	791,060	69,276

Portfolio shares held	191,495	98,121	91,344	2,073
Portfolio net asset value per share	$8.98	$6.85	$8.84	$26.94
Investment in portfolio shares, at cost	$1,430,136	$532,884	$633,656	$43,641

STATEMENT OF OPERATIONS
For the period ended December 31, 2004
		SUBACCOUNTS

	Prudential	Prudential	Prudential	Janus Aspen
	SP Aggressive Growth	SP William Blair	SP LSV	International
	Asset Allocation	International Growth	International Value	Growth Portfolio–
	Portfolio	Portfolio	Portfolio	Service Shares

INVESTMENT INCOME
Dividend income	$515	$940	$2,593	$424

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	2,988	1,681	1,792	95
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	2,988	1,681	1,792	95

NET INVESTMENT INCOME (LOSS)	(2,473)	(741)	801	329

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	23,055	17,335	13,124	166
Net change in unrealized gain (loss) on investments	174,332	68,304	88,971	7,623

NET GAIN (LOSS) ON INVESTMENTS	197,387	85,639	102,095	7,789

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$194,914	$84,898	$102,896	$8,118

The accompanying notes are an integral part of these financial statements.
A7

This page intentionally left blank.

A8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

	Prudential		Prudential		Prudential
	Money Market		Diversified Bond		Equity
	Portfolio		Portfolio		Portfolio

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$518,751	$963,533	$6,032,882	$3,793,811	$1,120,808	$621,303
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	0	0	2,322,525	738,565	(260,439)	(1,696,246)
Net change in unrealized gain (loss)
on investments	0	0	(339,248)	2,936,963	11,845,613	33,780,886

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	518,751	963,533	8,016,159	7,469,339	12,705,982	32,705,943

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,330,106	29,685,590	2,362,761	1,985,919	7,432,215	7,701,552
Policy loans	(157,461)	(174,810)	(534,534)	(612,722)	(2,673,076)	(2,687,563)
Policy loan repayments and interest	118,754	602,940	1,022,021	1,607,323	3,456,767	3,784,186
Surrenders, Withdrawals and Death Benefits	(251,515)	(476,193)	(822,778)	(1,246,490)	(4,595,462)	(5,392,068)
Net transfers between other subaccounts
or fixed rate option	15,061,681	(181,547,304)	(65,868,484)	110,979,351	(1,141,829)	(1,588,219)
Withdrawal and other charges	(2,108,402)	(2,256,489)	(2,178,574)	(1,477,897)	(4,996,589)	(4,936,829)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT
OWNER TRANSACTIONS	23,993,163	(154,166,266)	(66,019,588)	111,235,484	(2,517,974)	(3,118,941)

TOTAL INCREASE (DECREASE) IN
NET ASSETS	24,511,914	(153,202,733)	(58,003,429)	118,704,823	10,188,008	29,587,002

NET ASSETS
Beginning of period	44,829,969	198,032,702	156,788,562	38,083,739	137,405,978	107,818,976

End of period	$69,341,883	$44,829,969	$98,785,133	$156,788,562	$147,593,986	$137,405,978

Beginning units	36,522,826	172,737,737	105,172,670	10,678,553	20,519,014	19,923,233

Units issued	83,384,541	54,609,352	1,806,968	99,850,226	3,164,031	4,030,496
Units redeemed	(61,826,280)	(190,824,263)	(48,851,523)	(5,356,109)	(2,734,493)	(3,434,715)

Ending units	58,081,087	36,522,826	58,128,115	105,172,670	20,948,552	20,519,014

The accompanying notes are an integral part of these financial statements.
A9

SUBACCOUNTS (Continued)

Prudential		Prudential		Prudential		Prudential
Flexible Managed		Conservative Balanced		High Yield Bond		Stock Index
Portfolio		Portfolio		Portfolio		Portfolio

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$2,185,339	$2,984,205	$1,540,767	$2,100,591	$22,797,131	$19,116,368	$860,870	$673,708
0	0	604,597	0	0	0	1,210,356	2,018,997
(114,314)	(2,689,249)	67,358	(375,027)	324,050	12,966	2,688,008	(4,694,422)

19,553,792	39,662,946	5,475,047	14,323,601	7,798,154	32,645,242	3,287,500	18,428,010

21,624,817	39,957,902	7,687,769	16,049,165	30,919,335	51,774,576	8,046,734	16,426,293

12,057,488	12,718,081	6,279,060	6,574,150	641,755	608,392	27,690,438	22,275,041
(4,096,706)	(4,066,768)	(1,542,528)	(1,801,231)	(102,764)	(141,606)	(738,669)	(670,158)
5,220,528	5,766,628	2,202,046	2,540,776	125,402	96,713	1,800,275	1,557,778
(7,743,335)	(8,533,974)	(3,644,401)	(4,187,271)	(267,097)	(185,332)	(1,154,505)	(852,416)

(2,189,715)	2,584,151	(922,382)	(1,535,544)	63,057,740	70,520,530	(31,064,098)	(15,010,127)
(7,875,036)	(8,128,781)	(4,094,471)	(4,272,969)	(1,888,791)	(1,336,879)	(2,616,395)	(2,315,305)

(4,626,776)	339,337	(1,722,676)	(2,682,089)	61,566,245	69,561,818	(6,082,954)	4,984,813

16,998,041	40,297,239	5,965,093	13,367,076	92,485,580	121,336,394	1,963,780	21,411,106

213,436,899	173,139,660	103,047,044	89,679,968	306,258,622	184,922,228	72,822,116	51,411,010

$230,434,940	$213,436,899	$109,012,137	$103,047,044	$398,744,202	$306,258,622	$74,785,896	$72,822,116

43,863,559	43,783,047	25,171,032	25,819,049	146,818,849	81,584,506	50,484,694	46,575,357

3,650,800	5,743,696	2,205,459	2,667,516	52,163,293	66,155,429	94,629,518	50,931,807
(4,508,559)	(5,663,184)	(2,566,650)	(3,315,533)	(2,200,702)	(921,086)	(101,151,478)	(47,022,470)

43,005,800	43,863,559	24,809,841	25,171,032	196,781,440	146,818,849	43,962,734	50,484,694

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

	Prudential		Prudential		Prudential
	Value		Natural Resources		Global
	Portfolio		Portfolio		Portfolio

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$107,455	$107,501	$214,308	$182,477	$25,405	$(11,260)
Capital gains distributions received	0	0	282,095	331,093	0	0
Realized gain (loss) on shares redeemed	2,449	(184,846)	140,685	42,052	(63,856)	(191,268)
Net change in unrealized gain (loss)
on investments	1,859,263	2,772,000	1,086,688	1,334,516	662,567	1,700,634

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,969,167	2,694,655	1,723,776	1,890,138	624,116	1,498,106

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	523,045	558,400	250,040	221,595	869,452	748,534
Policy loans	(236,283)	(143,278)	(171,934)	(143,902)	(97,105)	(80,321)
Policy loan repayments and interest	238,175	251,134	138,565	152,867	100,626	96,263
Surrenders, withdrawals and death benefits	(436,719)	(446,458)	(292,587)	(201,179)	(229,692)	(204,941)
Net transfers between other subaccounts
or fixed rate option	318,496	(73,299)	750,563	375,564	1,000,125	75,051
Withdrawal and other charges	(359,372)	(361,218)	(208,043)	(181,303)	(438,890)	(401,377)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT
OWNER TRANSACTIONS	47,342	(214,719)	466,604	223,642	1,204,516	233,209

TOTAL INCREASE (DECREASE) IN
NET ASSETS	2,016,509	2,479,936	2,190,380	2,113,780	1,828,632	1,731,315

NET ASSETS
Beginning of period	12,601,368	10,121,432	6,861,453	4,747,673	6,136,536	4,405,221

End of period	$14,617,877	$12,601,368	$9,051,833	$6,861,453	$7,965,168	$6,136,536

Beginning units	2,469,758	2,623,251	1,093,197	1,045,158	3,888,523	3,616,814

Units issued	261,086	276,805	240,066	271,750	1,600,810	1,151,159
Units redeemed	(261,168)	(430,298)	(174,213)	(223,711)	(733,559)	(879,450)

Ending units	2,469,676	2,469,758	1,159,050	1,093,197	4,755,774	3,888,523

The accompanying notes are an integral part of these financial statements.
A11

SUBACCOUNTS (Continued)

Prudential		Prudential		Prudential		T. Rowe Price
Government Income		Jennison		Small Capitalization Stock		International Stock
Portfolio		Portfolio		Portfolio		Portfolio

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$113,823	$144,889	$(14,584)	$(45,068)	$1,486	$6,978	$143	$287
59,835	154,362	0	0	53,082	38,162	0	74
(28,513)	(10,254)	(403,989)	(847,503)	110,210	399,179	(2,533)	(2,297)

(54,442)	(211,285)	1,983,155	4,713,173	2,718,594	2,285,594	11,705	22,217

90,703	77,712	1,564,582	3,820,602	2,883,372	2,729,913	9,315	20,281

252,260	216,216	2,496,773	2,333,780	332,621	(2,697)	2,645	2,889
(98,922)	(43,798)	(358,503)	(302,221)	(182,787)	(199,812)	0	0
100,034	49,461	374,714	542,247	171,375	132,253	0	0
(159,702)	(190,427)	(655,712)	(922,962)	(295,024)	(141,470)	(1,902)	(1,160)

(814,782)	328,485	(168,430)	(57,988)	451,693	5,846,079	(12,263)	0
(115,061)	(146,130)	(1,278,447)	(1,205,401)	(238,052)	(206,715)	(3,474)	(3,680)

(836,173)	213,807	410,395	387,455	239,826	5,427,638	(14,994)	(1,951)

(745,470)	291,519	1,974,977	4,208,057	3,123,198	8,157,551	(5,679)	18,330

4,136,351	3,844,832	17,012,759	12,804,702	13,381,166	5,223,615	89,386	71,056

$3,390,881	$4,136,351	$18,987,736	$17,012,759	$16,504,364	$13,381,166	$83,707	$89,386

1,457,365	1,379,673	9,379,546	8,733,363	5,002,866	2,684,228	127,191	130,786

226,950	557,919	2,821,489	3,228,510	497,296	2,893,289	3,733	5,105
(518,711)	(480,227)	(2,133,583)	(2,582,327)	(413,695)	(574,651)	(25,284)	(8,700)

1,165,604	1,457,365	10,067,452	9,379,546	5,086,467	5,002,866	105,640	127,191

The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

			Janus
	AIM V.I.		Aspen		MFS
	Premier Equity		Growth		Emerging Growth
	Fund		Portfolio		Series

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$(138)	$(1,125)	$(2,305)	$(2,909)	$(534)	$(530)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(124,769)	(18,033)	(9,171)	(54,752)	(8,349)	(37,620)
Net change in unrealized gain (loss)
on investments	131,387	87,061	22,355	154,459	23,653	66,278

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,480	67,903	10,879	96,798	14,770	28,128

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	28,201	46,803	19,760	32,697	21,831	33,098
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	(470)	(3,047)	(22,988)	(2,465)	(2,807)	(453)
Net transfers between other subaccounts
or fixed rate option	(208,997)	(1,392)	0	(122,084)	(20,885)	(50,895)
Withdrawal and other charges	(6,272)	(10,272)	(18,250)	(21,553)	(3,524)	(4,355)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT
OWNER TRANSACTIONS	(187,538)	32,092	(21,478)	(113,405)	(5,385)	(22,605)

TOTAL INCREASE (DECREASE) IN
NET ASSETS	(181,058)	99,995	(10,599)	(16,607)	9,385	5,523

NET ASSETS
Beginning of period	358,077	258,082	326,908	343,515	127,442	121,919

End of period	$177,019	$358,077	$316,309	$326,908	$136,827	$127,442

Beginning units	552,133	502,694	550,461	755,177	231,358	308,805

Units issued	47,306	93,571	33,326	68,090	61,535	73,517
Units redeemed	(358,187)	(44,132)	(69,656)	(272,806)	(80,717)	(150,964)

Ending units	241,252	552,133	514,131	550,461	212,176	231,358

The accompanying notes are an integral part of these financial statements.
A13

SUBACCOUNTS (Continued)

American Century		Franklin		Prudential SP Alliance		Prudential SP
VP Value		Templeton Small		Large Cap Growth		Davis Value
Fund		Cap Fund		Portfolio		Portfolio

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$127	$281	$(1,172)	$(909)	$(1,804)	$(1,064)	$1,215	$147
786	0	0	0	0	0	0	0
3,653	1	(330)	(7,553)	7,286	553	41,074	17,687

8,927	21,228	24,803	61,025	24,319	57,529	206,388	301,842

13,493	21,510	23,301	52,563	29,801	57,018	248,677	319,676

24,197	27,266	31,404	45,951	279,969	249,925	1,048,680	839,658
0	0	0	0	(1,564)	(700)	(16,982)	(2,225)
0	0	0	0	45	0	378	4
0	(41,075)	(4,669)	(6,516)	(22,083)	(7,901)	(40,519)	(26,675)

(10,296)	(3,937)	120	2,319	18,069	95,519	167,518	348,431
(2,246)	(3,217)	(12,928)	(12,072)	(131,470)	(116,518)	(490,320)	(395,403)

11,655	(20,963)	13,927	29,682	142,966	220,325	668,755	763,790

25,148	547	37,228	82,245	172,767	277,343	917,432	1,083,466

94,114	93,567	208,865	126,620	414,668	137,325	1,590,975	507,509

$119,262	$94,114	$246,093	$208,865	$587,435	$414,668	$2,508,407	$1,590,975

63,294	80,428	304,291	251,394	522,093	212,842	1,556,902	638,722

24,220	23,310	44,542	91,818	420,634	495,474	1,273,903	1,514,357
(16,729)	(40,444)	(25,521)	(38,921)	(251,121)	(186,223)	(641,462)	(596,177)

70,785	63,294	323,312	304,291	691,606	522,093	2,189,343	1,556,902

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

	Prudential		Prudential		Janus Aspen
	SP Goldman Sachs		SP State Street		Mid Cap Growth
	Small Cap Value		Research Small Cap Growth		Portfolio–
	Portfolio		Portfolio		Service Shares

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$(2,373)	$(2,538)	$(972)	$(443)	$(209)	$(128)
Capital gains distributions received	511	0	0	0	0	0
Realized gain (loss) on shares redeemed	29,945	8,545	4,021	2,453	397	(389)
Net change in unrealized gain (loss)
on investments	373,699	292,781	(5,892)	52,466	19,601	20,367

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	401,782	298,788	(2,843)	54,476	19,789	19,850

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,269,774	950,857	265,131	197,044	16,437	31,214
Policy loans	(16,751)	(3,687)	(2,491)	(132)	0	0
Policy loan repayments and interest	633	31	37	0	0	0
Surrenders, withdrawals and death benefits .	(65,537)	(17,880)	(17,389)	(3,487)	0	0
Net transfers between other subaccounts
or fixed rate option	281,591	129,301	60,606	51,460	0	(376)
Withdrawal and other charges	(625,534)	(461,328)	(113,885)	(93,810)	(2,774)	(2,330)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT
OWNER TRANSACTIONS	844,176	597,294	192,009	151,075	13,663	28,508

TOTAL INCREASE (DECREASE) IN
NET ASSETS	1,245,958	896,082	189,166	205,551	33,452	48,358

NET ASSETS
Beginning of period	1,381,374	485,292	286,198	80,647	90,052	41,694

End of period	$2,627,332	$1,381,374	$475,364	$286,198	$123,504	$90,052

Beginning units	1,176,321	551,045	313,415	118,669	202,770	126,265

Units issued	1,264,055	1,161,847	403,564	330,573	34,453	87,366
Units redeemed	(581,064)	(536,571)	(170,328)	(135,827)	(5,929)	(10,861)

Ending units	1,859,312	1,176,321	546,651	313,415	231,294	202,770

The accompanying notes are an integral part of these financial statements.
A15

SUBACCOUNTS (Continued)

Janus Aspen		Prudential		Prudential		Janus
Balanced		SP PIMCO		SP PIMCO		Aspen Growth
Portfolio–		Total Return		High Yield		Portfolio–
Service Shares		Portfolio		Portfolio		Service Shares

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$2,545	$1,446	$41,616	$33,835	$47,576	$22,254	$(915)	$(463)
0	0	42,493	25,713	5,605	0	0	0
198	(38)	8,341	4,192	16,367	3,130	5,096	(341)

6,688	9,071	32,664	11,188	5,049	39,352	15,553	53,770

9,431	10,479	125,114	74,928	74,597	64,736	19,734	52,966

21,133	39,554	1,352,261	1,163,665	310,744	201,120	260,046	216,204
0	0	(18,098)	(5,747)	(2,237)	(59)	(6,610)	(4,239)
0	0	459	13	25	0	392	31
0	0	(64,863)	(34,198)	(35,713)	(8,181)	(5,584)	(2,197)

0	8,670	2,093	674,824	61,261	185,199	15,056	39,989
(3,127)	(2,715)	(636,598)	(524,853)	(164,285)	(98,513)	(117,394)	(104,385)

18,006	45,509	635,254	1,273,704	169,795	279,566	145,906	145,403

27,437	55,988	760,368	1,348,632	244,392	344,302	165,640	198,369

103,029	47,041	2,193,971	845,339	534,925	190,623	293,910	95,541

$130,466	$103,029	$2,954,339	$2,193,971	$779,317	$534,925	$459,550	$293,910

104,009	53,895	1,835,190	737,892	433,776	188,324	344,945	147,070

20,960	53,089	1,537,518	1,778,842	479,242	352,181	338,958	371,011
(3,113)	(2,975)	(1,023,265)	(681,544)	(330,970)	(106,729)	(165,024)	(173,136)

121,856	104,009	2,349,443	1,835,190	582,048	433,776	518,879	344,945

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

	Prudential		Prudential		Prudential
	SP Large		SP AIM		SP MFS Capital
	Cap Value		Core Equity		Opportunities
	Portfolio		Portfolio		Portfolio

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$3,163	$(1,130)	$351	$82	$(168)	$(155)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	17,514	4,886	4,878	924	5,448	656
Net change in unrealized gain (loss)
on investments	108,446	104,759	11,363	23,301	23,714	25,117

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	129,123	108,515	16,592	24,307	28,994	25,618

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	462,652	394,289	135,651	112,907	148,593	106,152
Policy loans	(2,263)	(151)	(2,961)	0	(1,808)	(31)
Policy loan repayments and interest	257	2	25	0	42	1
Surrenders, withdrawals and death benefits	(44,713)	(10,055)	(7,960)	(5,040)	(4,048)	(926)
Net transfers between other subaccounts
or fixed rate option	98,230	90,812	9,557	5,717	26,900	37,624
Withdrawal and other charges	(250,279)	(208,087)	(64,589)	(61,677)	(64,955)	(50,124)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT
OWNER TRANSACTIONS	263,884	266,810	69,723	51,907	104,724	92,696

TOTAL INCREASE (DECREASE) IN
NET ASSETS	393,007	375,325	86,315	76,214	133,718	118,314

NET ASSETS
Beginning of period	573,408	198,083	145,677	69,463	173,376	55,062

End of period	$966,415	$573,408	$231,992	$145,677	$307,094	$173,376

Beginning units	571,837	249,654	151,763	89,284	237,329	95,349

Units issued	539,293	708,892	161,715	147,553	253,528	222,864
Units redeemed	(291,464)	(386,709)	(90,958)	(85,074)	(117,569)	(80,884)

Ending units	819,666	571,837	222,520	151,763	373,288	237,329

The accompanying notes are an integral part of these financial statements.
A17

SUBACCOUNTS (Continued)

Prudential SP		Prudential		SP Prudential		Prudential
Strategic Partners		SP Mid Cap		U.S. Emerging		SP AIM Aggressive
Focused Growth		Growth		Growth		Growth
Portfolio		Portfolio		Portfolio		Portfolio

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$(470)	$(248)	$(3,145)	$(1,165)	$(2,330)	$(1,084)	$(1,084)	$(580)
0	0	0	0	189	0	0	0
3,308	466	15,318	2,740	21,096	5,068	8,521	3,224

16,572	19,781	140,425	102,241	149,275	115,387	42,583	47,081

19,410	19,999	152,598	103,816	168,230	119,371	50,020	49,725

110,667	90,836	397,245	345,703	513,295	352,360	338,385	234,526
(3,551)	0	(8,015)	(589)	(24,164)	(642)	(4,575)	(1,268)
24	0	67	3	32,016	2	250	5
(2,388)	(1,592)	(15,561)	(5,047)	(18,250)	(8,059)	(16,122)	(8,796)

(34)	20,392	90,783	134,672	119,721	122,449	32,346	67,435
(49,536)	(39,107)	(192,769)	(127,192)	(262,310)	(181,025)	(172,257)	(129,064)

55,182	70,529	271,750	347,550	360,308	285,085	178,027	162,838

74,592	90,528	424,348	451,366	528,538	404,456	228,047	212,563

135,234	44,706	598,428	147,062	585,379	180,923	298,032	85,469

$209,826	$135,234	$1,022,776	$598,428	$1,113,917	$585,379	$526,079	$298,032

155,802	64,582	895,416	307,678	681,337	298,078	341,373	123,685

135,323	145,912	714,639	832,323	826,070	652,186	431,809	416,110
(72,108)	(54,692)	(335,809)	(244,585)	(438,946)	(268,927)	(234,894)	(198,422)

219,017	155,802	1,274,246	895,416	1,068,461	681,337	538,288	341,373

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2004 and 2003

			SUBACCOUNTS

			Prudential		Prudential
	Prudential		SP Conservative		SP Balanced Asset
	SP Technology		Asset Allocation		Allocation
	Portfolio		Portfolio		Portfolio

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$(1,127)	$(401)	$9,495	$2,239	$9,396	$3,791
Capital gains distributions received	0	0	2,416	281	1,482	0
Realized gain (loss) on shares redeemed	11,792	10,410	11,234	10,908	30,889	15,201
Net change in unrealized gain (loss)
on investments	(8,945)	35,358	66,324	34,853	243,166	144,094

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,720	45,367	89,469	48,281	284,933	163,086

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	172,842	155,460	609,337	360,510	2,051,220	964,779
Policy loans	(8,367)	(1,833)	(3,465)	(49,664)	(12,107)	(65,791)
Policy loan repayments and interest	253	0	41,125	75	41,735	292
Surrenders, withdrawals and death benefits	(2,405)	(2,494)	(19,815)	(4,919)	(46,071)	(7,344)
Net transfers between other subaccounts
or fixed rate option	55,334	80,420	332,961	223,704	774,700	548,947
Withdrawal and other charges	(72,999)	(50,355)	(307,327)	(187,255)	(1,091,204)	(479,831)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT
OWNER TRANSACTIONS	144,658	181,198	652,816	342,451	1,718,273	961,052

TOTAL INCREASE (DECREASE) IN
NET ASSETS	146,378	226,565	742,285	390,732	2,003,206	1,124,138

NET ASSETS
Beginning of period	270,893	44,328	542,879	152,147	1,383,366	259,228

End of period	$417,271	$270,893	$1,285,164	$542,879	$3,386,572	$1,383,366

Beginning units	373,785	87,589	497,231	161,912	1,301,654	298,712

Units issued	683,501	490,962	912,251	700,978	2,704,419	1,789,095
Units redeemed	(491,264)	(204,766)	(324,315)	(365,659)	(1,119,569)	(786,153)

Ending units	566,022	373,785	1,085,167	497,231	2,886,504	1,301,654

The accompanying notes are an integral part of these financial statements.
A19

SUBACCOUNTS (Continued)

Prudential		Prudential		Prudential		Prudential		Janus Aspen
SP Growth Asset		SP Aggressive Growth		SP William Blair		SP LSV		International Growth
Allocation		Asset Allocation		International Growth		International Value		Portfolio-
Portfolio		Portfolio		Portfolio		Portfolio		Service Shares

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$2,436	$1,497	$(2,473)	$(981)	$(741)	$(833)	$801	$1,187	$329	$227
0	0	0	0	0	0	0	0	0	0
44,640	9,616	23,055	7,212	17,335	1,500	13,124	6,013	166	(2,801)

504,347	263,177	174,332	121,875	68,304	86,747	88,971	95,925	7,623	12,295

551,423	274,290	194,914	128,106	84,898	87,414	102,896	103,125	8,118	9,721

3,795,940	1,755,343	1,041,566	591,163	322,026	224,343	385,682	341,793	7,044	14,484
(27,843)	(1,000)	(945)	(484)	(8,109)	(717)	(6,246)	(1,038)	0	0
322	3	33	0	287	1	242	3	0	0
(55,908)	(15,206)	(20,818)	(4,668)	(19,537)	(7,634)	(23,996)	(6,777)	0	0

800,081	738,694	269,607	93,097	76,420	33,877	34,016	62,750	0	(11,012)
(1,808,538)	(833,043)	(483,407)	(247,771)	(156,680)	(113,592)	(185,556)	(152,947)	(1,261)	(1,204)

2,704,054	1,644,791	806,036	431,337	214,407	136,278	204,142	243,784	5,783	2,268

3,255,477	1,919,081	1,000,950	559,443	299,305	223,692	307,038	346,909	13,901	11,989

2,271,995	352,914	718,676	159,233	372,825	149,133	500,441	153,532	41,942	29,953

$5,527,472	$2,271,995	$1,719,626	$718,676	$672,130	$372,825	$807,479	$500,441	$55,843	$41,942

2,232,177	443,009	741,596	217,547	386,264	215,024	566,572	219,450	61,632	59,096

4,408,122	2,763,842	1,312,794	834,697	474,023	330,794	472,251	616,143	9,429	28,314
(1,825,116)	(974,674)	(508,901)	(310,648)	(261,557)	(159,554)	(247,763)	(269,021)	(1,785)	(25,778)

4,815,183	2,232,177	1,545,489	741,596	598,730	386,264	791,060	566,572	69,276	61,632

The accompanying notes are an integral part of these financial statements.
A20

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
DECEMBER 31, 2004

Note 1: General

  Pruco Life of New Jersey Variable Appreciable Account (the “Account”) was established on January 13, 1984 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from the purchases of Pruco Life of New Jersey Variable Appreciable Life (“VAL”), Pruco Life of New Jersey PRUvider Variable Appreciable Life (“PRUvider”), effective November 10, 1999 Pruco Life of New Jersey PruSelect III (“PSEL III”), effective May 1, 2000 Pruco Life of New Jersey Survivorship Variable Universal Life (“SVUL”), effective February 12, 2001 Pruco Life of New Jersey PruLife Custom Premier (“VUL”) and effective May 17, 2004 Pruco Life of New Jersey PruLife Custom Premier II (“ENVUL”) contracts are invested in the Account.
  The Account is registered under the Investment Company act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual life insurance contracts. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the “Series Fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract. Options available to the Variable Appreciable Account contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Natural Resources Portfolio, Prudential Global Portfolio, Prudential Government Income Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Goldman Sachs Small Cap Value Portfolio, Prudential SP State Street Research Small Cap Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Technology Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP William Blair International Growth Portfolio and Prudential SP LSV International Value Portfolio. Options available to the Variable Appreciable Account contracts which invest in a corresponding portfolio of the non-Prudential administered funds are:T. Rowe Price International Stock Portfolio, AIM V.I. Premier Equity Series Fund, Janus Aspen Growth Portfolio, MFS Emerging Growth Series Portfolio, American Century VP Value Fund, Franklin Templeton Small Cap Fund, American Century VP Income and Growth Portfolio, Dreyfus Midcap Growth Portfolio, Dreyfus Small Cap Portfolio, Goldman Sachs Core Small Cap Equity, AIM V.I. Utilities Series, AIM V.I. Technology Series, Janus Aspen Mid Cap Growth Portfolio — Service Shares, Janus Aspen Balanced Portfolio - Service Shares, Oppenheimer Aggressive Growth Fund/VA, Janus Aspen Growth Portfolio - Service Shares and Janus Aspen International Growth Portfolio - Service Shares.These financial statements relate only to the subaccounts available to the Variable Appreciable Account contract owners.
  The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential.
  At December 31, 2004 and 2003 there were no balances or transactions for the periods then ended pertaining to the Oppenheimer Aggressive Growth Fund/VA, American Century VP Income and Growth Portfolio, Dreyfus Midcap Growth Portfolio, Dreyfus Small Cap Portfolio, Goldman Sachs Core Small Cap Equity, AIM V.I. Utilities Series and AIM V.I. Technology Series.

Note 2: Significant Accounting Policies

  The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

A21

Note 2: Significant Accounting Policies (continued)

  Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolio, which value their investment securities at fair market value.
  Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.
  Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3: Taxes

  Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life of New Jersey management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 4: Purchases and Sales of Investments

  The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2004 were as follows:
	Purchases	Sales

Prudential Money Market Portfolio	$91,072,122	$(67,236,496)
Prudential Diversified Bond Portfolio	$1,792,488	$(68,208,712)
Prudential Equity Portfolio	$1,634,500	$(4,829,826)
Prudential Flexible Managed Portfolio	$1,307,488	$(6,825,837)
Prudential Conservative Balanced Portfolio	$1,167,627	$(3,369,865)
Prudential High Yield Bond Portfolio	$66,019,600	$(6,032,325)
Prudential Stock Index Portfolio	$81,837,160	$(88,216,922)
Prudential Value Portfolio	$594,552	$(626,786)
Prudential Natural Resources Portfolio.	$1,098,928	$(678,404)
Prudential Global Portfolio	$1,632,440	$(464,460)
Prudential Government Income Portfolio.	$313,577	$(1,171,695)
Prudential Jennison Portfolio	$1,547,324	$(1,234,783)
Prudential Small Capitalization Stock Portfolio	$777,298	$(623,629)
T. Rowe Price International Stock Portfolio	$2,558	$(18,272)
AIM V.I. Premier Equity Fund	$32,104	$(220,580)
Janus Aspen Growth Portfolio	$17,319	$(41,553)
MFS Emerging Growth Series	$31,993	$(37,911)
American Century VP Value Fund	$36,851	$(26,083)
Franklin Templeton Small Cap Fund	$30,793	$(18,037)
Prudential SP Alliance Large Cap Growth Portfolio	$254,394	$(113,232)
Prudential SP Davis Value Portfolio	$931,351	$(269,250)
Prudential SP Goldman Sachs Small Cap Value Portfolio	$1,014,939	$(176,160)
Prudential SP State Street Research Small Cap Growth Portfolio	$259,731	$(68,694)
Janus Aspen Mid Cap Growth Portfolio - Service Shares	$16,436	$(2,982)
Janus Aspen Balanced Portfolio - Service Shares	$21,132	$(3,360)
Prudential SP PIMCO Total Return Portfolio	$1,317,102	$(689,659)
Prudential SP PIMCO High Yield Portfolio	$467,317	$(300,504)
Janus Aspen Growth Portfolio - Service Shares	$199,590	$(54,598)
Prudential SP Large Cap Value Portfolio	$377,917	$(116,076)

A22

Note 4: Purchases and Sales of Investments (continued)

	Purchases	Sales

Prudential SP AIM Core Equity Portfolio	$115,977	$(46,706)
Prudential SP MFS Capital Opportunities Portfolio	$156,139	$(51,957)
Prudential SP Strategic Partners Focused Growth Portfolio	$88,076	$(33,364)
Prudential SP Mid Cap Growth Portfolio	$367,616	$(99,012)
SP Prudential U.S. Emerging Growth Portfolio	$519,036	$(161,059)
Prudential SP AIM Aggressive Growth Portfolio	$254,032	$(77,090)
Prudential SP Technology Portfolio	$445,399	$(301,867)
Prudential SP Conservative Asset Allocation Portfolio	$919,294	$(269,425)
Prudential SP Balanced Asset Allocation Portfolio	$2,162,895	$(452,113)
Prudential SP Growth Asset Allocation Portfolio	$3,220,092	$(527,156)
Prudential SP Aggressive Growth Asset Allocation Portfolio	$995,502	$(192,453)
Prudential SP William Blair International Growth Portfolio	$342,462	$(129,736)
Prudential SP LSV International Value Portfolio	$288,984	$(86,634)
Janus Aspen International Growth Portfolio — Service Shares	$7,043	$(1,355)

Note 5: Related Party Transactions

  Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the portfolios in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.
  The Series Fund has a management agreement with Prudential Investment LLC (“PI”), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.
  The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.
  PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.
  Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent.
  Prudential has purchased multiple individual PSELIII contracts of the Account insuring the lives of certain employees. Prudential is the owner and beneficiary of the contracts.There were no premium payments for the year ended December 31, 2004 and $16.5 million in premium payments for the year ended December 31, 2003. Equity of contract owners relating to these contracts includes approximately $220.5 million owned by Prudential at December 31, 2004 and $208.7 million owned by Prudential at December 31, 2003.

Note 6: Financial Highlights

  The Pruco Life of New Jersey sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
  The following table was developed by determining which products offered by Pruco Life of New Jersey have the lowest and highest expense ratio. Only product designs within the Account that had units outstanding throughout the respective periods, were considered when determining the lowest and highest total expense ratio. The summary may not reflect the minimum and maximum contract charges offered by the Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.

A23

Note 6: Financial Highlights (continued)

	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
	(000s)	Lowest to Highest	(000s)	Income Ratio*	Lowest to Highest**	Lowest to Highest***

	Prudential Money Market Portfolio

December 31, 2004	58,081	$1.05537 to $2.23582	$69,342	1.02%	0.10% to 0.90%	0.12% to 0.84%
December 31, 2003	36,523	$1.04751 to $2.22537	$44,830	0.88%	0.20% to 0.90%	-0.05% to 0.65%
December 31, 2002	172,738	$1.04174 to $2.21945	$198,032	1.36%	0.20% to 0.90%	0.63% to 1.31%
December 31, 2001	3,851	$1.02864 to $2.19874	$7,981	4.04%	0.20% to 0.90%	3.17% to 3.88%

	Prudential Diversified Bond Portfolio

December 31, 2004	58,128	$1.24831 to $4.15252	$98,785	4.25%	0.10% to 0.90%	4.66% to 5.37%
December 31, 2003	105,173	$1.18525 to $3.95454	$156,789	4.73%	0.20% to 0.90%	6.52% to 7.26%
December 31, 2002	10,679	$1.10563 to $3.69970	$38,084	10.60%	0.25% to 0.90%	6.11% to 6.79%
December 31, 2001	7,430	$1.03535 to $3.47473	$25,730	6.10%	0.25% to 0.90%	6.22% to 6.38%

	Prudential Equity Portfolio

December 31, 2004	20,949	$1.02288 to $8.10824	$147,594	1.30%	0.10% to 0.90%	8.95% to 9.69%
December 31, 2003	20,519	$0.93887 to $7.41271	$137,406	1.01%	0.25% to 0.90%	30.48% to 31.33%
December 31, 2002	19,923	$0.71954 to $5.65783	$107,819	0.89%	0.25% to 0.90%	-23.04% to -22.54%
December 31, 2001	20,140	$0.93072 to $7.32260	$146,420	0.83%	0.25% to 0.90%	-11.97% to -11.62%

	Prudential Flexible Managed Portfolio

December 31, 2004	43,006	$1.07944 to $5.57016	$230,435	1.42%	0.37% to 0.90%	9.75% to 10.33%
December 31, 2003	43,864	$0.98351 to $5.04879	$213,437	2.01%	0.38% to 0.90%	22.65% to 23.29%
December 31, 2002	43,783	$0.80187 to $4.09497	$173,139	2.99%	0.37% to 0.90%	-13.52% to -13.06%
December 31, 2001	45,115	$0.92720 to $4.71001	$205,958	3.75%	0.35% to 0.90%	-6.52% to -6.01%

	Prudential Conservative Balanced Portfolio

December 31, 2004	24,810	$1.10095 to $4.61756	$109,012	1.94%	0.41% to 0.90%	7.07% to 7.59%
December 31, 2003	25,171	$1.02824 to $4.29166	$103,047	2.69%	0.42% to 0.90%	17.70% to 18.27%
December 31, 2002	25,819	$0.87358 to $3.62885	$89,680	0.00%	0.42% to 0.90%	-9.79% to -9.36%
December 31, 2001	26,398	$0.96841 to $4.00354	$101,516	3.40%	0.40% to 0.90%	-2.88% to -2.41%

	Prudential High Yield Bond Portfolio

December 31, 2004	196,781	$1.25182 to $3.09272	$398,744	7.55%	0.10% to 0.90%	9.31% to 10.06%
December 31, 2003	146,819	$1.14520 to $2.82099	$306,259	8.54%	0.20% to 0.90%	23.90% to 24.78%
December 31, 2002	81,585	$0.92426 to $2.26950	$184,922	13.32%	0.25% to 0.90%	0.60% to 1.23%
December 31, 2001	14,583	$0.91872 to $2.24949	$32,793	12.05%	0.25% to 0.90%	-1.30% to -1.03%

	Prudential Stock Index Portfolio

December 31, 2004	43,963	$0.86390 to $5.30560	$74,786	1.64%	0.10% to 0.90%	9.47% to 10.23%
December 31, 2003	50,485	$0.78920 to $4.83241	$72,822	1.48%	0.20% to 0.90%	27.05% to 27.93%
December 31, 2002	46,575	$0.62117 to $3.79264	$51,411	1.13%	0.20% to 0.90%	-22.90% to -22.35%
December 31, 2001	38,189	$0.80562 to $4.90359	$92,151	1.08%	0.20% to 0.90%	-12.83% to -12.23%

	Prudential Value Portfolio

December 31, 2004	2,470	$1.30775 to $6.01243	$14,618	1.41%	0.60% to 0.90%	15.28% to 15.62%
December 31, 2003	2,470	$1.13442 to $5.20021	$12,601	1.60%	0.60% to 0.90%	26.93% to 27.30%
December 31, 2002	2,623	$0.89376 to $4.08489	$10,121	1.41%	0.60% to 0.90%	-22.66% to -22.12%
December 31, 2001	2,639	$0.93072 to $7.32260	$13,505	1.57%	0.60% to 0.90%	-2.95% to -2.66%

	Prudential Natural Resources Portfolio

December 31, 2004	1,159	$7.80970 to $7.80970	$9,052	3.37%	0.60% to 0.60%	24.43% to 24.43%
December 31, 2003	1,093	$6.27650 to $6.27650	$6,861	3.96%	0.60% to 0.60%	38.17% to 38.17%
December 31, 2002	1,045	$4.54254 to $4.54254	$4,748	0.74%	0.60% to 0.60%	18.21% to 18.21%
December 31, 2001	2,244	$3.84290 to $3.84290	$8,624	2.94%	0.60% to 0.60%	-10.62% to -10.62%

	Prudential Global Portfolio

December 31, 2004	4,756	$0.72784 to $1.87418	$7,965	0.95%	0.10% to 0.90%	8.61% to 9.37%
December 31, 2003	3,889	$0.67013 to $1.72057	$6,137	0.36%	0.25% to 0.90%	32.87% to 33.72%
December 31, 2002	3,617	$0.50434 to $1.29103	$4,406	2.47%	0.25% to 0.90%	-25.80% to -25.33%
December 31, 2001	33,174	$0.67974 to $1.73500	$57,397	0.35%	0.25% to 0.90%	-18.34% to -18.10%

	Prudential Government Income Portfolio

December 31, 2004	1,166	$2.90912 to $2.90912	$3,391	3.71%	0.60% to 0.60%	2.50% to 2.50%
December 31, 2003	1,457	$2.83824 to $2.83824	$4,136	3.86%	0.60% to 0.60%	1.85% to 1.85%
December 31, 2002	1,380	$2.78677 to $2.78677	$3,845	7.15%	0.60% to 0.60%	11.38% to 11.38%
December 31, 2001	599	$2.50199 to $2.50199	$1,499	6.06%	0.60% to 0.60%	7.42% to 7.42%

	Prudential Jennison Portfolio

December 31, 2004	10,067	$0.62184 to $2.32869	$18,988	0.48%	0.10% to 0.90%	8.67% to 9.43%
December 31, 2003	9,380	$0.57225 to $2.13674	$17,013	0.27%	0.25% to 0.90%	29.09% to 29.92%
December 31, 2002	8,733	$0.44328 to $1.65033	$12,805	0.21%	0.25% to 0.90%	-31.57% to -31.13%
December 31, 2001	8,389	$0.64774 to $2.40452	$19,499	0.16%	0.25% to 0.90%	-18.97% to -18.73%

	Prudential Small Capitalization Stock Portfolio

December 31, 2004	5,086	$3.24476 to $3.24476	$16,504	0.61%	0.60% to 0.60%	21.31% to 21.31%
December 31, 2003	5,003	$2.67470 to $2.67470	$13,381	0.69%	0.60% to 0.60%	37.44% to 37.44%
December 31, 2002	2,684	$1.94604 to $1.94604	$5,224	1.24%	0.60% to 0.60%	-15.43% to -15.43%
December 31, 2001	25,176	$2.30107 to $2.30107	$57,931	0.51%	0.60% to 0.60%	4.92% to 4.92%

A24

Note 6: Financial Highlights (continued)

	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
	(000s)	Lowest to Highest	(000s)	Income Ratio*	Lowest to Highest**	Lowest to Highest***

	T. Rowe Price International Stock Portfolio

December 31, 2004	106	$0.79238 to $0.79238	$84	1.07%	0.90% to 0.90%	12.75% to 12.75%
December 31, 2003	127	$0.70277 to $0.70277	$89	1.28%	0.90% to 0.90%	29.35% to 29.35%
December 31, 2002	131	$0.54330 to $0.54330	$71	0.99%	0.90% to 0.90%	-19.01% to -19.01%
December 31, 2001	124	$0.67086 to $0.67086	$83	2.32%	0.90% to 0.90%	-22.91% to -22.91%

	AIM V.I. Premier Equity Fund

December 31, 2004	241	$0.64987 to $0.75191	$177	0.38%	0.20% to 0.90%	4.83% to 5.56%
December 31, 2003	552	$0.61995 to $0.71231	$358	0.32%	0.20% to 0.90%	23.97% to 24.82%
December 31, 2002	503	$0.50008 to $0.57069	$258	0.38%	0.20% to 0.90%	-30.89% to -30.40%
December 31, 2001	433	$0.72355 to $0.82001	$317	0.13%	0.20% to 0.90%	-12.74% to -12.74%

	Janus Aspen Growth Portfolio

December 31, 2004	514	$0.61523 to $0.61523	$316	0.15%	0.90% to 0.90%	3.60% to 3.60%
December 31, 2003	550	$0.59388 to $0.59388	$327	0.08%	0.90% to 0.90%	30.56% to 30.56%
December 31, 2002	755	$0.45488 to $0.45488	$344	0.00%	0.90% to 0.90%	-27.17% to -27.17%
December 31, 2001	648	$0.62457 to $0.62457	$405	0.08%	0.90% to 0.90%	-25.41% to -25.41%

	MFS Emerging Growth Series

December 31, 2004	212	$0.51747 to $0.71936	$137	0.00%	0.20% to 0.90%	11.94% to 12.73%
December 31, 2003	231	$0.46227 to $0.63811	$127	0.00%	0.20% to 0.90%	29.04% to 29.96%
December 31, 2002	309	$0.35823 to $0.49100	$122	0.00%	0.20% to 0.90%	-34.35% to -33.89%
December 31, 2001	217	$0.54567 to $0.74275	$131	0.00%	0.20% to 0.90%	-34.07% to -34.07%

	American Century VP Value Fund

December 31, 2004	71	$1.68484 to $1.68484	$119	1.02%	0.90% to 0.90%	13.31% to 13.31%
December 31, 2003	63	$1.48693 to $1.48693	$94	1.21%	0.90% to 0.90%	27.81% to 27.81%
December 31, 2002	80	$1.16337 to $1.16337	$94	0.68%	0.90% to 0.90%	-13.40% to -13.40%
December 31, 2001	44	$1.34339 to $1.34339	$60	0.00%	0.90% to 0.90%	3.68% to 3.68%

	Franklin Templeton Small Cap Fund

December 31, 2004	323	$0.75958 to $0.76243	$246	0.00%	0.20% to 0.90%	10.47% to 11.25%
December 31, 2003	304	$0.68532 to $0.68757	$209	0.00%	0.20% to 0.90%	36.00% to 36.97%
December 31, 2002	251	$0.50033 to $0.50555	$126	0.27%	0.20% to 0.90%	-29.32% to -28.82%
December 31, 2001	203	$0.70289 to $0.71530	$144	0.45%	0.20% to 0.90%	-16.00% to -16.00%

	Prudential SP Alliance Large Cap Growth Portfolio

December 31, 2004	692	$0.83552 to $0.85150	$587	0.00%	0.10% to 0.90%	5.16% to 5.82%
December 31, 2003	522	$0.78954 to $0.80974	$415	0.00%	0.25% to 0.90%	22.76% to 23.57%
December 31, 2002	213	$0.63892 to $0.65960	$138	0.00%	0.25% to 0.90%	-31.81% to -31.36%
December 31, 2001	7	$0.93088 to $0.96725	$7	0.00%	0.25% to 0.90%	-8.20% to -8.20%

	Prudential SP Davis Value Portfolio

December 31, 2004	2,189	$1.14376 to $1.15901	$2,508	0.38%	0.10% to 0.90%	11.51% to 12.30%
December 31, 2003	1,557	$1.01900 to $1.03934	$1,591	0.39%	0.25% to 0.90%	28.25% to 29.07%
December 31, 2002	639	$0.78949 to $0.81040	$508	0.00%	0.25% to 0.90%	-16.44% to -15.91%
December 31, 2001	33	$0.93883 to $0.96984	$32	0.48%	0.25% to 0.90%	-6.12% to -6.12%

	Prudential SP Goldman Sachs Small Cap Value Portfolio

December 31, 2004	1,859	$1.29903 to $1.59242	$2,627	0.16%	0.10% to 0.90%	19.61% to 20.44%
December 31, 2003	1,176	$1.08604 to $1.18169	$1,381	0.03%	0.25% to 0.90%	31.92% to 32.77%
December 31, 2002	551	$0.82323 to $0.89000	$485	0.98%	0.25% to 0.90%	-15.14% to -14.60%
December 31, 2001	15	$0.97015 to $1.04214	$15	1.19%	0.25% to 0.90%	3.84% to 3.84%

	Prudential SP State Street Research Small Cap Growth Portfolio

December 31, 2004	547	$0.65467 to $0.90247	$475	0.00%	0.10% to 0.90%	-1.80% to -1.10%
December 31, 2003	313	$0.90630 to $0.91323	$286	0.00%	0.25% to 0.90%	33.51% to 34.38%
December 31, 2002	119	$0.67884 to $0.67960	$81	0.00%	0.25% to 0.90%	-30.89% to -30.43%
December 31, 2001	1	$0.97681 to $0.97681	$1	0.00%	0.25% to 0.25%	-1.90% to -1.90%

	Janus Aspen Mid Cap Growth Portfolio — Service Shares

December 31, 2004	231	$0.53397 to $0.53397	$124	0.00%	0.20% to 0.20%	20.23% to 20.23%
December 31, 2003	203	$0.44411 to $0.44411	$90	0.00%	0.20% to 0.20%	34.49% to 34.49%
December 31, 2002	126	$0.33021 to $0.33021	$42	0.00%	0.20% to 0.20%	-28.25% to -28.25%
December 31, 2001	58	$0.46024 to $0.46024	$27	0.00%	0.20% to 0.20%	-17.80% to -17.80%

	Janus Aspen Balanced Portfolio — Service Shares

December 31, 2004	122	$1.07066 to $1.07066	$130	2.36%	0.20% to 0.20%	8.08% to 8.08%
December 31, 2003	104	$0.99058 to $0.99058	$103	2.11%	0.20% to 0.20%	13.49% to 13.49%
December 31, 2002	54	$0.87282 to $0.87282	$47	2.17%	0.20% to 0.20%	-6.85% to -6.85%
December 31, 2001	42	$0.93075 to $0.93075	$40	2.80%	0.20% to 0.20%	-1.48% to -1.48%

	Prudential SP PIMCO Total Return Portfolio

December 31, 2004	2,349	$1.21784 to $1.36023	$2,954	1.94%	0.10% to 0.90%	4.33% to 5.06%
December 31, 2003	1,835	$1.16728 to $1.29466	$2,194	2.50%	0.20% to 0.90%	4.91% to 5.65%
December 31, 2002	738	$1.11264 to $1.22547	$845	3.75%	0.20% to 0.90%	8.40% to 9.15%
December 31, 2001	30	$1.02645 to $1.12277	$31	4.10%	0.20% to 0.90%	8.40% to 8.40%

A25

Note 6: Financial Highlights (continued)

	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
	(000s)	Lowest to Highest	(000s)	Income Ratio*	Lowest to Highest**	Lowest to Highest***

		Prudential SP PIMCO High Yield Portfolio

December 31, 2004	582	$1.32262 to $1.35167	$779	6.89%	0.10% to 0.90%	8.36% to 9.05%
December 31, 2003	434	$1.22063 to $1.23945	$535	6.85%	0.25% to 0.90%	21.32% to 22.11%
December 31, 2002	188	$1.00616 to $1.01499	$191	9.68%	0.25% to 0.90%	-0.74% to -0.11%
December 31, 2001	10	$1.01365 to $1.01611	$10	10.70%	0.25% to 0.90%	1.27% to 1.51%

		Janus Aspen Growth Portfolio — Service Shares				(August 6, 2001)

December 31, 2004	519	$0.88566 to $0.88566	$460	0.00%	0.25% to 0.25%	3.94% to 3.94%
December 31, 2003	345	$0.85205 to $0.85205	$294	0.00%	0.25% to 0.25%	31.16% to 31.16%
December 31, 2002	147	$0.64963 to $0.64963	$96	0.00%	0.25% to 0.25%	-26.90% to -26.90%
December 31, 2001	1	$0.88873 to $0.88873	$1	0.00%	0.25% to 0.25%	-10.24% to -10.24%

		Prudential SP Large Cap Value Portfolio				(August 6, 2001)

December 31, 2004	820	$1.15350 to $1.25106	$966	0.72%	0.10% to 0.90%	16.70% to 17.51%
December 31, 2003	572	$0.98843 to $1.00384	$573	0.00%	0.25% to 0.90%	25.64% to 26.43%
December 31, 2002	250	$0.78673 to $0.79398	$198	2.28%	0.25% to 0.90%	-17.12% to -16.58%
December 31, 2001	1	$0.95177 to $0.95177	$1	0.06%	0.25% to 0.25%	-4.05% to -4.05%

		Prudential SP AIM Core Equity Portfolio				(August 6, 2001)

December 31, 2004	223	$1.04168 to $1.04168	$232	0.44%	0.10% to 0.25%	8.52% to 8.52%
December 31, 2003	152	$0.95989 to $0.95989	$146	0.33%	0.25% to 0.25%	23.38% to 23.38%
December 31, 2002	89	$0.77800 to $0.77800	$69	0.00%	0.25% to 0.25%	-15.42% to -15.42%
December 31, 2001	1	$0.91988 to $0.91988	$1	0.00%	0.25% to 0.25%	-6.82% to -6.82%

		Prudential SP MFS Capital Opportunities Portfolio				(February 12, 2001)

December 31, 2004	373	$0.81901 to $1.09706	$307	0.17%	0.10% to 0.25%	12.11% to 12.15%
December 31, 2003	237	$0.73053 to $0.73053	$173	0.09%	0.25% to 0.25%	26.50% to 26.50%
December 31, 2002	95	$0.57748 to $0.57748	$55	0.00%	0.25% to 0.25%	-28.86% to -28.86%
December 31, 2001	1	$0.81172 to $0.81172	$0	0.77%	0.25% to 0.25%	-19.57% to -19.57%

		Prudential SP Strategic Partners Focused Growth Portfolio				(August 6, 2001)

December 31, 2004	219	$0.93791 to $0.95843	$210	0.00%	0.10% to 0.90%	9.62% to 10.30%
December 31, 2003	156	$0.85560 to $0.86896	$135	0.00%	0.25% to 0.90%	24.72% to 25.52%
December 31, 2002	64	$0.68600 to $0.69228	$44	0.00%	0.25% to 0.90%	-25.93% to -25.44%
December 31, 2001	2	$0.92854 to $0.92854	$2	0.00%	0.25% to 0.25%	-6.11% to -6.11%

		Prudential SP Mid Cap Growth Portfolio				(February 12, 2001)

December 31, 2004	1,274	$0.78166 to $0.82851	$1,023	0.00%	0.10% to 0.90%	18.48% to 19.27%
December 31, 2003	895	$0.65537 to $0.69929	$598	0.00%	0.25% to 0.90%	38.86% to 39.76%
December 31, 2002	307	$0.46893 to $0.50358	$147	0.00%	0.25% to 0.90%	-46.80% to -46.46%
December 31, 2001	6	$0.87586 to $0.94666	$6	0.00%	0.25% to 0.90%	-12.01% to -12.01%

		SP Prudential U.S. Emerging Growth Portfolio				(February 12, 2001)

December 31, 2004	1,068	$1.03828 to $1.05677	$1,114	0.00%	0.10% to 0.90%	20.31% to 21.09%
December 31, 2003	681	$0.85748 to $0.87838	$585	0.00%	0.25% to 0.90%	40.82% to 41.72%
December 31, 2002	298	$0.60504 to $0.62375	$181	0.00%	0.25% to 0.90%	-32.68% to -32.24%
December 31, 2001	14	$0.89289 to $0.92649	$13	0.00%	0.25% to 0.90%	-11.06% to -11.06%

		Prudential SP AIM Aggressive Growth Portfolio				(February 12, 2001)

December 31, 2004	538	$0.97314 to $0.98623	$526	0.00%	0.10% to 0.90%	10.88% to 11.59%
December 31, 2003	341	$0.87210 to $0.88948	$298	0.00%	0.25% to 0.90%	25.37% to 26.20%
December 31, 2002	124	$0.69102 to $0.69102	$85	0.00%	0.25% to 0.25%	-21.15% to -21.15%
December 31, 2001	0	$0.87641 to $0.87641	$0	0.00%	0.25% to 0.25%	-11.64% to -11.64%

		Prudential SP Technology Portfolio				(February 12, 2001)

December 31, 2004	566	$0.71749 to $0.74741	$417	0.00%	0.10% to 0.90%	-0.90% to -0.23%
December 31, 2003	374	$0.71918 to $0.75416	$271	0.00%	0.25% to 0.90%	41.13% to 42.11%
December 31, 2002	88	$0.50609 to $0.50609	$44	0.00%	0.25% to 0.25%	-41.47% to -41.47%
December 31, 2001	2	$0.86466 to $0.86466	$1	0.00%	0.25% to 0.25%	-14.83% to -14.83%

		Prudential SP Conservative Asset Allocation Portfolio				(August 6, 2001)

December 31, 2004	1,085	$1.16226 to $1.18776	$1,285	1.29%	0.10% to 0.90%	7.92% to 8.60%
December 31, 2003	497	$1.07699 to $1.09372	$543	1.04%	0.25% to 0.90%	15.45% to 16.20%
December 31, 2002	162	$0.93287 to $0.94126	$152	0.00%	0.25% to 0.90%	-6.71% to -6.11%
December 31, 2001	0	$1.00256 to $1.00256	$0	8.40%	0.25% to 0.25%	0.66% to 0.66%

		Prudential SP Balanced Asset Allocation Portfolio				(August 6, 2001)

December 31, 2004	2,887	$1.15290 to $1.17831	$3,387	0.72%	0.10% to 0.90%	10.09% to 10.80%
December 31, 2003	1,302	$1.04724 to $1.06350	$1,383	0.78%	0.25% to 0.90%	21.78% to 22.55%
December 31, 2002	299	$0.86782 to $0.86782	$259	0.00%	0.25% to 0.25%	-11.89% to -11.89%
December 31, 2001	0	$0.98498 to $0.98498	$0	0.00%	0.25% to 0.25%	-0.93% to -0.97%

		Prudential SP Growth Asset Allocation Portfolio				(August 6, 2001)

December 31, 2004	4,815	$1.12461 to $1.14931	$5,527	0.36%	0.10% to 0.90%	12.04% to 12.75%
December 31, 2003	2,232	$1.00377 to $1.01931	$2,272	0.40%	0.25% to 0.90%	27.14% to 27.95%
December 31, 2002	443	$0.79663 to $0.79663	$353	0.00%	0.25% to 0.90%	-17.47% to -17.47%
December 31, 2001	1	$0.96529 to $0.96529	$1	0.00%	0.25% to 0.25%	-2.79% to -2.79%

A26

Note 6: Financial Highlights (continued)

	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
	(000s)	Lowest to Highest	(000s)	Income Ratio*	Lowest to Highest**	Lowest to Highest***

		Prudential SP Aggressive Growth Asset Allocation Portfolio

December 31, 2004	1,545	$1.08568 to $1.10980	$1,720	0.05%	0.10% to 0.90%	13.73% to 14.47%
December 31, 2003	742	$0.95462 to $0.96951	$719	0.02%	0.25% to 0.90%	31.58% to 32.43%
December 31, 2002	218	$0.72551 to $0.73212	$159	0.00%	0.25% to 0.90%	-22.86% to -22.36%
December 31, 2001	0	$ — to $ —	$0	0.00%	0.00% to 0.00%	0.00% to 0.00%

		Prudential SP William Blair International Growth Portfolio				(August 6, 2001)

December 31, 2004	599	$1.10066 to $1.12481	$672	0.18%	0.10% to 0.90%	15.51% to 16.25%
December 31, 2003	386	$0.95286 to $0.96758	$373	0.00%	0.25% to 0.90%	38.33% to 39.23%
December 31, 2002	215	$0.68881 to $0.69495	$149	0.00%	0.25% to 0.90%	-23.26% to -22.77%
December 31, 2001	12	$0.89755 to $0.89989	$11	0.00%	0.25% to 0.90%	-9.34% to -9.11%

		Prudential SP LSV International Value Portfolio				(August 6, 2001)

December 31, 2004	791	$1.01469 to $1.08592	$807	0.42%	0.10% to 0.90%	14.77% to 15.51%
December 31, 2003	567	$0.87846 to $0.94613	$500	0.69%	0.25% to 0.90%	26.23% to 27.05%
December 31, 2002	220	$0.69143 to $0.74954	$153	0.00%	0.25% to 0.90%	-17.91% to -17.38%
December 31, 2001	6	$0.83687 to $0.91304	$5	0.00%	0.25% to 0.90%	-16.41% to -16.41%

		Janus Aspen International Growth Portfolio - Service Shares				(February 12, 2001)

December 31, 2004	69	$0.80610 to $0.80610	$56	0.89%	0.20% to 0.20%	18.45% to 18.45%
December 31, 2003	62	$0.68052 to $0.68052	$42	0.91%	0.20% to 0.20%	34.26% to 34.26%
December 31, 2002	59	$0.50685 to $0.50685	$30	0.77%	0.20% to 0.20%	-25.91% to -25.91%
December 31, 2001	36	$0.68406 to $0.68406	$25	1.11%	0.20% to 0.20%	-9.43% to -9.43%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, net of reimbursement of excess expenses, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2004, 2003, 2002 and 2001 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

  Charges and Expenses
  A. Mortality Risk and Expense Risk Charges
  The mortality risk and expense risk charges, at an effective annual rate of up to 0.60%, 0.90%, 0.50%, 0.90%, 0.45% and 0.10%, are applied daily against the net assets of VAL, PRUvider, PSEL III, SVUL, VUL, and ENVUL contract owners held in each subaccount, respectively. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life of New Jersey. Pruco Life of New Jersey currently intends to charge only 0.20% on PSEL III contracts but reserves the right to make the full 0.50% charge. For VUL contracts Pruco Life of New Jersey intends to charge only 0.25% but reserves the right to charge 0.45% .The mortality risk and expense risk charges are assessed through reduction in unit values.
  B. Deferred Sales Charge
  A deferred sales charge is imposed upon surrenders of certain VAL, PRUvider and SVUL contracts to compensate Pruco Life of New Jersey for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued but will not exceed 45% of one scheduled annual premium for VAL contracts, 50% of the first year’s primary annual premium for PRUvider contracts and 0.8% of the basic insurance amount for SVUL contracts. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits. The deferred sales charge is assessed through the redemption of units.

A27

Note 6: Financial Highlights (continued)

  Charges and Expenses (continued)
  C. Partial Withdrawal Charge
  A charge is imposed by Pruco Life of New Jersey on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a VAL or PRUvider contract and PSEL III, SVUL, VUL or ENVUL contract, respectively. The range for withdrawal charges is 0% - 2%. This charge is assessed through the redemption of units.
  D. Expense Reimbursement
  The Account is reimbursed by Pruco Life of New Jersey for expenses in excess of 0.40% of the VAL product’s average daily net assets incurred by the Prudential Money Market, Prudential Diversified Bond, Prudential Equity, Prudential Flexible Managed and Prudential Conservative Balanced Portfolios of the Series Fund.This reimbursement is applied through an increase in unit values.
  E. Cost of Insurance and Other Related Charges
  Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges for VAL, PRUvider, VUL, SVUL, PSEL III and ENVUL contracts which are deducted in order to compensate Pruco Life of New Jersey for the cost of selling the contract. Sales charges will not exceed 5% of each premium payment for VAL, 0.5% of the primary annual premium for PRUvider, 6% of premiums paid for VUL, 12% of premiums paid for PRUvider,15% of premiums received for PSEL III and 6% of premiums paid for ENVUL contracts. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Pruco Life of New Jersey for the guaranteed minimum death benefit risk. These charges are assessed through the redemption of units.

A28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life of New Jersey Variable Appreciable Account
and the Board of Directors of
Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the Variable Appreciable Life Account at December 31, 2004, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2004 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 31, 2005

A29

Pruco Life Insurance Company of New Jersey

Statements of Financial Position

As of December 31, 2004 and December 31, 2003 (in thousands, except share amounts)

	2004	2003

ASSETS
Fixed maturities available for sale, at fair value (amortized cost, 2004 - $874,200; and 2003 - $746,370)	$ 903,685	$ 782,685
Policy loans	153,359	154,659
Short-term investments	44,549	44,571
Other long-term investments	1,977	2,765
Total investments	1,103,570	984,680
Cash and cash equivalents	108,117	72,547
Deferred policy acquisition costs	183,219	176,529
Accrued investment income	15,045	13,635
Reinsurance recoverables	67,411	17,850
Receivables from affiliates	17,152	17,173
Other assets	13,789	9,954
Separate account assets	2,112,866	1,926,301
TOTAL ASSETS	$ 3,621,169	$ 3,218,669

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Policyholders’ account balances	$ 796,421	$ 675,823
Future policy benefits and other policyholder liabilities	189,673	158,752
Cash collateral for loaned securities	74,527	78,855
Securities sold under agreements to repurchase	24,754	14,483
Income taxes payable	76,878	51,383
Other liabilities	27,788	20,317
Separate account liabilities	2,112,866	1,926,301
Total liabilities	3,302,907	2,925,914

CONTINGENCIES (See Note 12)

STOCKHOLDER’S EQUITY
Common stock, ($5 par value; 400,000 shares, authorized; issued and outstanding at December 31, 2004 and December 31, 2003)	2,000	2,000
Additional paid-in-capital	168,810	168,742
Deferred compensation	(152)	(108)
Accumulated other comprehensive income	13,246	13,178
Retained earnings	134,358	108,943
Total stockholder’s equity	318,262	292,755
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$ 3,621,169	$ 3,218,669

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Operations and Comprehensive Income

Years Ended December 31, 2004, 2003 and 2002 (in thousands)

	2004	2003	2002
REVENUES

Premiums	$ 31,822	$ 38,141	$ 28,321
Policy charges and fee income	77,872	70,060	70,444
Net investment income	52,499	45,148	44,812
Realized investment gains (losses), net	1,885	(838)	(14,204)
Asset management fees	4,976	4,029	1,264
Other income	1,947	1,717	1,709

Total revenues	171,001	158,257	132,346

BENEFITS AND EXPENSES

Policyholders’ benefits	44,968	50,898	45,543
Interest credited to policyholders’ account balances	29,324	22,641	20,449
General, administrative and other expenses	60,742	55,167	56,145

Total benefits and expenses	135,034	128,706	122,137

Income from operations before income taxes and cumulative effect of accounting change	35,967	29,551	10,209

Income taxes:
Current	14,584	(15,103)	(8,717)
Deferred	(4,216)	24,037	3,558
Total income tax expense (benefit)	10,368	8,934	(5,159)

Net Income from Operations Before Cumulative Effect of Accounting Change	25,599	20,617	15,368

Cumulative effect of change in accounting principle, net of taxes	(184)	-	-

NET INCOME	25,415	20,617	15,368

Other comprehensive income, net of tax
Increase (decrease) in net unrealized investment gains, net of taxes	(479)	3,483	5,971
Cumulative effect of accounting change, net of tax	547	-	-

Other comprehensive income, net of tax	68	3,483	5,971

COMPREHENSIVE INCOME	$ 25,483	$ 24,100	$ 21,339

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Stockholder’s Equity

Periods Ended December 31, 2004, 2003 and 2002 (in thousands)

	Common Stock	Paid – in Capital	Retained Earnings	Deferred Compensation	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, January 1, 2002	$ 2,000	$ 128,689	$ 72,959	$ -	$ 3,724	$ 207,372
Net income	-	-	15,368	-	-	15,368
Adjustments to policy credits issued to eligible policyholders	-	-	(1)	-	-	(1)
Change in net unrealized investment gains, net of taxes	-	-	-	-	5,971	5,971
Balance, December 31, 2002	2,000	128,689	88,326	-	9,695	228,710
Net income	-	-	20,617	-	-	20,617
Contribution from Parent	-	40,000	-	-	-	40,000
Stock-based compensation programs	-	53	-	(108)	-	(55)
Change in net unrealized investment gains, net of taxes	-	-	-	-	3,483	3,483
Balance, December 31, 2003	2,000	168,742	108,943	(108)	13,178	292,755
Net income	-	-	25,415	-	-	25,415
Stock-based compensation programs	-	68	-	(44)	-	24
Cumulative effect of accounting change, net of taxes	-	-	-	-	547	547
Change in net unrealized investment gains, net of taxes	-	-	-	-	(479)	(479)
Balance, December 31, 2004	$ 2,000	$ 168,810	$ 134,358	$ (152)	$ 13,246	$ 318,262

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Cash Flows

Years Ended December 31, 2004, 2003 and 2002 (in thousands)

	2004	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$ 25,415	$ 20,617	$ 15,368
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Policy charges and fee income	(19,556)	(15,786)	(12,057)
Interest credited to policyholders’ account balances	29,324	22,641	20,449
Realized investment (gains) losses, net	(1,885)	838	14,204
Amortization and other non-cash items	20,192	1,616	(7,651)
Cumulative effect of accounting change	184	-	-
Change in:
Future policy benefits and other policyholders’ liabilities	29,266	24,544	14,808
Reinsurance recoverable	(49,561)	(9,671)	-
Accrued investment income	(784)	(2,344)	(892)
Policy loans	1,300	3,772	323
Receivable from affiliates	21	13	(7,416)
Deferred policy acquisition costs	(6,302)	(39,476)	(18,078)
Income taxes payable	25,597	17,737	(2,366)
Other, net	3,643	11,766	(8,341)
Cash Flows From Operating Activities	56,854	36,267	8,351

CASH FLOWS USED IN INVESTING ACTIVITIES:
Proceeds from the sale/maturity of:
Fixed maturities available for sale	449,653	314,559	271,401
Payments for the purchase of:
Fixed maturities available for sale	(543,373)	(540,203)	(331,512)
Other long-term investments	(86)	1,083	(2,458)
Short term investments, net	2,443	(14,254)	2,822
Cash Flows Used in Investing Activities	(91,363)	(238,815)	(59,747)

CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account:
Deposits	221,728	210,872	135,163
Withdrawals	(157,616)	(73,794)	(73,518)
Cash collateral for loaned securities, net	(4,328)	53,820	(11,057)
Securities sold under agreements to repurchase, net	10,271	(17,230)	13,199
Contribution from Parent	-	40,000	-
Deferred compensation	(44)	(108)	-
Stock-based compensation	68	53	-
Cash payments to eligible policyholders	-	-	(9,121)
Cash Flows From Financing Activities	70,079	213,613	54,666

Net increase in cash and cash equivalents	35,570	11,065	3,270
Cash and cash equivalents, beginning of year	72,547	61,482	58,212
CASH AND CASH EQUIVALENTS, END OF YEAR	$ 108,117	$ 72,547	$ 61,482

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

1. BUSINESS

Pruco Life Insurance Company of New Jersey or, “the Company,” is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. The Company is licensed to sell interest-sensitive individual life insurance, variable life insurance, term insurance, variable annuities, and fixed annuities contracts only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of Pruco Life Insurance Company or, “Pruco Life”, a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America or, “Prudential Insurance”, an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 (“the date of demutualization”) Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. or, “Prudential Financial.”

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products and individual annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America or, GAAP. The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in Note 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, investments, future policy benefits, provision for income taxes, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Stock Options

Effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS No. 123, “Accounting for Stock-Based Compensation,” as amended, prospectively for all new awards granted to employees on or after January 1, 2003. Accordingly, results of operations of the Company for the years ended December 31, 2004 and 2003, include costs of less than $0.1 million and $0.1 million, respectively, associated with employee stock options issued by Prudential Financial to certain employees of the Company. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of APB No. 25, “Accounting for Stock Issued to Employees,” and related interpretations. Under this method, Prudential Financial and the Company did not recognize any stock-based compensation costs as all options granted had an exercise price equal to the market value of Prudential Financial’s Common Stock on the date of grant.

In December 2004, the FASB issued SFAS No. 123R, “Share-Based Payment,” which replaces FASB Statement No. 123. SFAS 123R requires all entities to apply the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans. As described above Prudential Financial had previously adopted the fair value recognition provisions of the original SFAS 123 for all new awards granted to employees on or after January 1, 2003. SFAS 123R is effective for interim and annual periods beginning after June 15, 2005. Prudential Financial will adopt the fair value recognition provisions of this statement on July 1, 2005 for those awards issued prior to January 1, 2003. By that date, the unvested stock options issued prior to January 1, 2003, will be recognized over the remaining vesting period of approximately six months.

Prudential Financial and the Company account for non-employee stock options using the fair value method of SFAS No. 123 in accordance with Emerging Issues Task Force Issue (“EITF”) No. 96-18 “Accounting for Equity Instruments That Are Issued to Other Than Employees” and related interpretations in accounting for its non-employee stock options.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments

Fixed maturities classified as “available for sale” are carried at fair value. The amortized cost of fixed maturities is written down to fair value if a decline in value is considered to be other than temporary. See the discussion below on realized gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities “available for sale”, including the effect on deferred policy acquisition costs and policyholders’ account balances that would result from the realization of unrealized gains and losses are included in “Accumulated other comprehensive income (loss).”

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities borrowed or loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to generate income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the general are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”).

Securities borrowed and securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned transactions, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities borrowed and loaned on a daily basis with additional collateral obtained or provided as necessary. Substantially all of the Company’s securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities borrowing transactions are reported as “Net investment income.” Income and expenses associated with securities loaned transactions used to generate income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature approximates fair value.

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at estimated fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in “Realized investment losses, net.” In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months); (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company’s ability and intent to hold the investments for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include, but are not limited to: (1) the risk that our assessment of an issuer’s ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased.

Deferred Policy Acquisition Costs

The Company is charged distribution expenses from Prudential’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential Insurance’s general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized.

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire transfer-pricing fee is deemed to be related to the production of new annuity business and is capitalized. For life products, there is a look-through into the expenses incurred by the Prudential Insurance’s agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully capitalized. Deferred policy acquisition costs (“DAC”) are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized DAC is reflected in “General, administrative and other expenses” in the period such estimated gross profits are revised. DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

Reinsurance recoverables and payables

Reinsurance recoverables and payables include receivables and corresponding payables associated with reinsurance arrangements with affiliates. See Note 13 for additional information about these arrangements.

Separate account assets and liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 8 for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management fees.”

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other assets and other liabilities

The Company provides sales inducements to contractholders, which primarily include an up-front bonus added to the contractholder’s initial deposit for certain annuity contracts. These costs are deferred and recognized on the statement of financial position in other assets. They are amortized using the same methodology and assumptions used to amortized deferred policy acquisition costs. The amortization expense is included as a component of interest credited to policyholders’ account balances. As of December 31, 2004 and 2003, deferred sales inducement costs included in other assets were $11 million and $8 million, respectively.

Other assets consist primarily of reinsurance recoverables, premiums due, deferred sales inducement costs, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For life insurance, expected mortality is generally based on the Company’s historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require us to provide for expected future losses on a product by establishing premium deficiency reserves. The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain non-traditional long duration life and annuity contracts, which are discussed more fully in Note 8.

Unpaid Claims

Unpaid claims include estimates of claims that the Company believes have been incurred, but have not yet been reported (“IBNR”) as of the balance sheet date. Consistent with industry accounting practice, we do not establish loss reserves until a loss has occurred. These IBNR estimates, and estimates of the amounts of loss we will ultimately incur on reported claims, which are based in part on our historical experience, are regularly adjusted to reflect actual claims experience. When actual experience differs from our previous estimate, the resulting difference will be included in our reported results for the period of the change in estimate in the “Policyholders’ benefits” caption in our statements of operations. On an ongoing basis, trends in actual experience are a significant factor in the determination of claim reserve levels.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. These contracts are discussed in further detail in Note 8. Also, as more fully discussed in Note 8, the liability for the guaranteed minimum death benefit under these contracts is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of death benefits in excess of the account balance.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Amounts received as payment for interest-sensitive life, deferred annuities and guaranteed investment contracts are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts reflected as “Policy charges and fee income” consist primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset Management Fees

Beginning October 1, 2002, the Company receives in accordance with a servicing agreement with Prudential Investments LLC, asset management fee income from policyholder account balances invested in The Prudential Series Funds (“PSF”). The PSF are a portfolio of mutual fund investments related to the Company’s separate account products (see Note 13). In addition, the Company receives fees from policyholders’ account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a foreign currency fair value or cash flow hedge (“foreign currency” hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. As of December 31, 2003, none of the Company’s derivatives qualify for hedge accounting treatment.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

New Accounting Pronouncements

In March 2004, the EITF of the FASB reached a final consensus on Issue 03-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company’s policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued FASB Staff Position (“FSP”) EITF 03-1-1, which defers the effective date of a substantial portion of EITF 03-1, from the third quarter of 2004, as originally required by the EITF, until such time as FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-1 on the Company’s consolidated financial position or results of operations.

In December 2003, the FASB issued FIN No. 46(R), “Consolidation of Variable Interest Entities,” which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities (“VIEs”), should be consolidated in a company’s financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. On December 31, 2003, the Company adopted FIN No. 46(R) for all special purpose entities (“SPEs”) and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The transition to FIN No. 46(R) did not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.” AcSEC issued this SOP to address the need for interpretive guidance in three areas: separate account presentation and valuation; the classification and valuation of certain long-duration contract liabilities; and the accounting recognition given sales inducements (bonus interest, bonus credits and persistency bonuses).

The effect of adopting SOP 03-1 was a charge of $.2 million, net of $.1 million of taxes, which was reported as a “Cumulative effect of accounting change, net of taxes” in the results of operations for the year ended December 31, 2004. This charge reflects the net impact of converting certain individual market value adjusted annuity contracts from separate account accounting treatment to general account accounting treatment, including carrying the related liabilities at accreted value, and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company’s variable annuity and variable life contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within “Other comprehensive income, net of taxes” of $.5 million, net of $.3 million of taxes, for the year ended December 31, 2004. Upon adoption of SOP 03-1, approximately $40 million in “Separate account assets” were reclassified resulting in an increase in “Fixed maturities, available for sale”, as well as changes in other non-separate account assets. Similarly, upon adoption, approximately $40 million in “Separate account liabilities” were reclassified resulting in increases in “Policyholders’ account balances” as well as changes in other non-separate account liabilities.

In June 2004, the FASB issued FSP No. 97-1, “Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability.” FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company’s adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company’s consolidated financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid (“TPA”) to clarify certain aspects of SOP 03-1. The implementation of this TPA during the third quarter of 2004 had no impact on the Company’s consolidated financial position or results of operations.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, “Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments.” Implementation Issue No. B36 indicates that a modified coinsurance arrangement (“modco”), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company’s return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 in 2003 had no impact on the consolidated financial position or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.” SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company’s adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company’s commitment to a restructuring plan. The Company has adopted this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued FIN No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation’s guidance did not have a material effect on the Company’s financial position.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS

Fixed Maturities

The following tables provide additional information relating to fixed maturities as of December 31:

2004
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
(in thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$ 40,178	$ 527	$ 94	$ 40,611

Foreign government bonds	-	-	-	-

Corporate securities	795,984	30,808	1,788	825,004

Mortgage-backed securities	38,038	200	168	38,070

Total fixed maturities, available for sale	$ 874,200	$ 31,535	$ 2,050	$ 903,685

		2003
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
(in thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$ 31,909	$ 668	$ -	$ 32,577

Foreign government bonds	1,024	174	-	1,198

Corporate securities	699,928	36,179	964	735,143

Mortgage-backed securities	13,509	258	-	13,767

Total fixed maturities, available for sale	$ 746,370	$ 37,279	$ 964	$ 782,685

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2003, is shown below:

	Available for Sale
	Amortized Cost	Fair Value
	(in thousands)

Due in one year or less	$ 56,439	$ 56,990

Due after one year through five years	437,557	450,027

Due after five years through ten years	271,044	283,460

Due after ten years	71,122	75,138

Mortgage-backed securities	38,038	38,070

Total	$ 874,200	$ 903,685

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2004, 2003, and 2002 were $394 million, $275 million, and $262 million, respectively. Gross gains of $6 million, $2 million, and $5 million, and gross losses of $4 million, $2 million, and $9 million were realized on those sales during 2004, 2003, and 2002, respectively. Proceeds from maturities of fixed maturities available for sale during 2004, 2003, and 2002 were $56 million, and $39 million, and $9 million, respectively.

Writedowns for impairments that were deemed to be other than temporary for fixed maturities were $0 million, $2.0 million, and $9 million for the years 2004, 2003 and 2002, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2004	2003	2002
		(in thousands)

Fixed maturities, available for sale	$ 44,375	$ 36,587	$ 35,078
Policy loans	8,443	8,463	8,715
Short-term investments and cash equivalents	1,733	1,430	1,852
Other	272	535	932
Gross investment income	54,823	47,015	46,577
Less investment expenses	(2,324)	(1,867)	(1,765)
Net investment income	$ 52,499	$ 45,148	$ 44,812

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

Realized investment losses, net, including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

	2004	2003	2002
		(in thousands)

Fixed maturities, available for sale	$ 2,024	$ (1,123)	$ (12,690)
Derivatives and other	(139)	285	(1,514)
Realized investment losses, net	$ 1,885	$ (838)	$ (14,204)

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2003:

	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 23,744	$ 94	$ -	$ -	$ 23,744	$ 94
Corporate securities	208,780	1,721	3,606	67	212,386	1,788
Mortgage-backed securities	25,005	168	-	-	25,005	168
Total	$257,529	$ 1,983	$ 3,606	$ 67	$261,135	$ 2,050

As of December 31, 2004, gross unrealized losses on fixed maturities totaled approximately $2 million comprising 99 issuers. Of this amount, there was $2 million in the less than twelve months category comprising 95 issuers and $0.1 million in the greater than twelve months category comprising 4 issuers. There were no individual issuers with gross unrealized losses greater than $0.1 million. The $2 million loss of gross unrealized losses is comprised of investment grade securities. The $0.1 million of gross unrealized losses of twelve months or more were concentrated in the finance sector. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2), we have concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2004.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2004 and 2003, the carrying values of fixed maturities available for sale pledged to third parties as reported in the Statements of Financial Position were $96 million and $91 million, respectively.

Fixed maturities of $0.5 million at December 31, 2004 and 2003 were on deposit with governmental authorities or trustees as required by certain insurance laws.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains on fixed maturities available for sale are included in the Statements of Financial Position as a component of “Accumulated other comprehensive income.” Changes in these amounts include adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “net income” for a period that also had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

	Net Unrealized Gains (Losses) on Investments	Deferred policy Acquisition Costs	Policyholders’ Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)

		(in	thousands)
Balance, January 1, 2002	$ 11,738	$ (7,134)	$ 1,214	$ (2,094)	$ 3,724
Net investment gains on investments arising during the period	3,607	-	-	(1,299)	2,308

Reclassification adjustment for losses included in net income	12,690	-	-	(4,568)	8,122

Impact of net unrealized investment gains on deferred policy acquisition costs	-	(9,128)		3,286	(5,842)

Impact of net unrealized investment gains on policyholders’ account balances	-	-	2,161	(778)	1,383

Balance, December 31, 2002	28,035	(16,262)	3,375	(5,453)	9,695
Net investment gains on investments arising during the period	7,160	-	-	(2,577)	4,583
Reclassification adjustment for losses included in net income	1,123	-	-	(404)	719
Impact of net unrealized investment gains on deferred policy acquisition costs	-	(3,662)		1,318	(2,344)
Impact of net unrealized investment gains on policyholders’ account balances	-	-	821	(296)	525

Balance, December 31, 2003	36,318	(19,924)	4,196	(7,412)	13,178
Net investment gains on investments arising during the period	(4,798)			2,043	(2,755)
Reclassification adjustment for losses included in net income	(2,024)			708	(1,316)
Impact of net unrealized investment gains on deferred policy acquisition costs		8,075		(3,026)	5,049
Impact of net unrealized investment gains on policyholders’ account balances			(1,465)	555	(910)
Balance, December 31, 2004	$ 29,496	$ (11,849)	$ 2,731	$ (7,132)	$ 13,246

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

4.	DEFERRED POLICY ACQUISITION COSTS

The balance of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

	2004	2003	2002
		(in thousands)
Balance, beginning of year	$ 176,529	$ 137,053	$ 118,975
Capitalization of commissions, sales and issue expenses	21,374	60,669	51,974
Amortization	(23,147)	(17,531)	(24,768)
Change in unrealized investment gains	8,463	(3,662)	(9,128)
Balance, end of year	$ 183,219	$ 176,529	$ 137,053

Deferred acquisition costs in 2004 include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Arizona Reinsurance Captive Company or, “PARCC,” discussed in Note 13 below. Ceded capitalization and amortization relating to this treaty included in the above table amounted to $37 million and $3 million, respectively, in 2004.

5. POLICYHOLDERS’ LIABILITIES

Future policy benefits at December 31 are as follows:

	2004	2003
	(in thousands)

Life insurance	$ 183,736	$ 154,410
Individual Annuities	5,937	4,342
Total future policy benefits	$ 189,673	$ 158,752

Life insurance liabilities include reserves for death benefits and other policy benefits. Annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture rates, which range from 2.50% to 7.50%.

Future policy benefits for individual annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience when the basis of the reserve is established. The interest rates used in the determination of the individual annuities reserves range from 4.75% to 8.75%, with less than 10% of the reserves based on an interest rate in excess of 8%.

Policyholders’ account balances at December 31 are as follows:

	2004	2003
	(in thousands)

Interest-sensitive life contracts	$ 432,460	$ 390,044
Individual annuities	363,961	285,779
Total policyholders’ account balances	$ 796,421	$ 675,823

Policyholders’ account balances for interest-sensitive life and individual annuities represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 2.97% to 5.90% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 1.50% to 11.00%.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

6.	REINSURANCE

The Company participates in reinsurance with Prudential Insurance, PARCC and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for both long and short duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

	2004	2003	2002
		(in thousands)
Direct premiums and policy charges and fee income	$ 147,511	$ 119,381	$ 104,180
Reinsurance ceded	(37,817)	(11,180)	(5,415)
Premiums and policy charges and fee income	$ 109,694	$ 108,201	$ 98,765

Policyholders’ benefits ceded	$ 20,028	$ 11,223	$ 12,929

Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company’s Statements of Financial Position, at December 31, 2004 and 2003 were $67 million and $18 million, respectively.

During 2004, the Company entered into reinsurance contracts with affiliates covering the entire life in force. As a result, all reinsurance contracts are with affiliates as of December 31, 2004. These contracts are described further in Note 13, below.

The gross and net amounts of life insurance in force at December 31, were as follows:

	2004	2003	2002
		(in thousands)

Life insurance face amount in force	$ 42,903,082	$ 31,868,113	$ 21,119,708
Ceded to other companies	(37,708,317)	(17,782,119)	(9,866,510)
Net amount of life insurance in force	$ 5,194,765	$ 14,085,994	$ 11,253,198

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:

	2004	2003	2002
	(in thousands)
Current tax (benefit) expense:
U.S.	$ 14,639	$ (15,103)	$ (8,975)
State and local	(55)	-	258
Total	14,584	(15,103)	(8,717)

Deferred tax expense (benefit):
U.S.	(2,640)	23,735	3,918
State and local	(1,576)	302	(360)
Total	(4,216)	24,037	3,558

Total income tax expense (benefit)	$ 10,368	$ 8,934	$ (5,159)

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes and cumulative effect of accounting change for the following reasons:

	2004	2003	2002
	(in thousands)

Expected federal income tax expense	$ 12,589	$ 10,343	$ 3,573
State and local income taxes	(1,060)	197	(66)
Non taxable investment income	(1,240)	(2,583)	(8,505)
Other	79	977	(161)
Total income tax expense (benefit)	$ 10,368	$ 8,934	$ (5,159)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2004	2003
	(in thousands)
Deferred tax assets
Net operating loss	$ -	$ 1,074
Investments	1,661	1,673
Other	841	204
Deferred tax assets	2,502	2,951

Deferred tax liabilities
Insurance reserves	$ 3,249	$ 7,420
Deferred acquisition costs	46,936	48,271
Net unrealized gains on securities	10,324	13,075
Other	3,209	-
Deferred tax liabilities	63,718	68,766

Net deferred tax liability	$ 61,216	$ 65,815

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable. At December 31, 2003 the Company had state operating loss carryforwards of $70 million.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. INCOME TAXES (continued)

The Internal Revenue Service (the “Service”) has completed all examinations of the consolidated federal income tax returns through 1996. Tax years 1997 through 2001 are currently under examination. Management believes sufficient provisions have been made for potential adjustments.

8.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (a) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (b) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary (“anniversary contract value”). These guarantees include benefits that are payable in the event of death or annuitization.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2004 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

8.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

As of December 31, 2004, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2004
	In the Event of Death	At Annuitization / Accumulation
Variable Annuity Contracts	(dollars in thousands)

Return of Net Deposits
Account value	$253,843	N/A
Net amount at risk	$395	N/A
Average attained age of contractholders	61 years	N/A

Minimum return or anniversary contract value
Account value	$743,506	$68,612
Net amount at risk	$67,040	$0
Average attained age of contractholders	63 years	56
Average period remaining until earliest expected annuitization	N/A	6.5 years

Market value adjusted annuities	Unadjusted Value	Adjusted Value
Account value	$34,053	$35,885

December 31, 2004
In the Event of Death
Variable Life, Variable Universal Life and Universal Life Contracts	(dollars in thousands)

No Lapse Guarantees
Separate account value	$417,967
General account value Net amount at risk	$65,494 $5,329,909
Average attained age of contractholders	42 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

December 31, 2004
(in thousands)

Equity funds	$552,820
Bond funds	78,373
Balanced funds	21,584
Money market funds	23,605
Specialty funds	81
Total	$676,463

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

8.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The total amount of funds invested in separate account investment options for variable life, variable universal life and universal life contracts with guarantees was $418 million at December 31, 2004.

In addition to the above mentioned amounts invested in separate account investment options, $321 million of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.”

Guaranteed Minimum Death Benefit (GMDB)
(in thousands)
Balance as of January 1, 2004	$1,633
Incurred guarantee benefits	762
Paid guarantee benefits	(1,154)
Balance as of December 31, 2004	$1,241

The GMDB liability is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The percentage of assessments used is chosen such that, at issue, the present value of expected death benefits in excess of the projected account balance and the percentage of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB liability balance, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB’s were determined over a reasonable range of stochastically generated scenarios. For variable annuities and variable universal life, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique. For variable life, various scenarios covering a reasonable range were weighted based on a statistical lognormal model. For universal life, 10,000 scenarios were stochastically generated and, from these, 100 were selected.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

Sales Inducements
(in thousands)
Balance as of January 1, 2004	$7,879
Capitalization	4,461
Amortization	(1,225)
Balance as of December 31, 2004	$11,115

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $57 million, $(60) million, and $(45) million for the years ended December 31, 2004, 2003 and 2002, respectively. Statutory surplus of the Company amounted to $148 million and $90 million at December 31, 2004 and 2003, respectively. The statutory losses in 2003, and 2002 were primarily attributed to the surplus strain from new business, which results from higher commissions and selling expenses, which are not deferred under statutory accounting, and from increases to reserves. During 2004, the Company obtained reinsurance on the term life business from a captive affiliate, mitigating the surplus strain on that business. The agreement is discussed further in Note 13.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance or, “Codification,” which replaced the current Accounting Practices and Procedures manual as the NAIC’s primary guidance on statutory accounting as of January 1, 2001. Codification provided guidance for areas where statutory accounting had been silent and changed current statutory accounting in certain areas. The Company adopted the Codification guidance effective January 1, 2001. As a result of these changes, the Company reported an increase to statutory surplus of $7 million, primarily relating to the recognition of deferred tax assets.

The Company is subject to New Jersey law. The maximum amount of dividends, which can be paid by State of New Jersey insurance companies to shareholders without prior approval of the Insurance Commissioner, is subject to N.J.S.A.17:27A-4.c(2)(b). There have been no dividend payments to the Company’s parent in 2004, 2003 or 2002. However, the Company received a $40 million capital contribution from its Parent during 2003.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 11 for a discussion of derivative instruments.

Fixed maturities

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer’s credit quality have been the more significant factors in determining fair values.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts

For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments

See note 11 for disclosure of fair value on these instruments.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

The following table discloses the carrying amounts and fair values of the Company’s financial instruments at

December 31:

	2004			2003
	Carrying Value	Fair Value	Carrying Value	Fair Value
(in thousands)
Financial assets:

Fixed maturities, available for sale	$ 903,685	$ 903,685	$ 782,685	$ 782,685
Policy loans	153,359	175,090	154,659	179,308
Short-term investments	44,549	44,549	44,571	44,571
Cash and cash equivalents	108,117	108,117	72,547	72,547
Separate account assets	2,112,866	2,112,866	1,926,301	1,926,301

Financial liabilities:
Investment contracts	$ 398,615	$ 398,615	$ 312,635	$ 312,635
Cash collateral for loaned securities	74,527	74,527	78,855	78,855
Securities sold under agreements to repurchase	24,754	24,754	14,483	14,483
Separate account liabilities	2,112,866	2,112,866	1,926,301	1,926,301

11.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be specifically attributed to specific assets or liabilities or may be based on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company’s exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company’s over-the-counter derivative transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

11.	DERIVATIVE INSTRUMENTS (continued)

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

12.	12.	CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Contingencies

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Proceedings

The Company is subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We may also be subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

The Company has received formal requests for information relating to its variable annuity business from regulators, including, among others, the Securities and Exchange Commission and the State of New York Attorney General’s office. As part of a broad initiative by the NAIC, the Company has received a request for information from the New Jersey Department of Banking and Insurance related to producer compensation and fee arrangements. It is possible that other regulators will issue similar requests.

The Company’s litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company’s financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. Beginning in 2003, general and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

13.	RELATED PARTY TRANSACTIONS (Continued)

Affiliated Asset Management Fee Income

Beginning October 1, 2002, in accordance with a servicing agreement with Prudential Investments LLC, the Company receives fee income from policyholder account balances invested in the Prudential Series Funds (“PSF”). These revenues are recorded as “Asset management fees” in the Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold two Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance. The cash surrender value included in separate accounts was $462 million and $430 million at December 31, 2004 and December 31, 2003, respectively. Fees related to the COLI policies were $4 million, $3 million and $7 million for the years ending December 31, 2004, 2003 and 2002, respectively.

Reinsurance with Affiliates

PARCC

In September 2004, the Company entered into an agreement to reinsure its term life insurance with an affiliated company, PARCC. The Company reinsures with PARCC 90 percent of the risks under such policies through an automatic and facultative coinsurance agreement. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

The coinsurance agreement with PARCC also replaces the yearly renewable term agreements with external reinsurers that were previously in effect on this block of business. There was no net cost associated with the initial transaction. Reinsurance recoverables related to this agreement were $56 million as of December 31, 2004.

Prudential Insurance

In December 2004, the Company recaptured the excess of loss reinsurance agreement with Prudential and replaced it with a revised yearly renewable term agreement to reinsure all risks, not otherwise reinsured. Reinsurance recoverables related to this agreement were $8 million as of December 31, 2004. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Affiliated premiums ceded from these life reinsurance agreements for the periods ended December 31, 2004, 2003, and 2002 were $27 million, $1 million, and $1 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2004, 2003, and 2002 from these life reinsurance agreements are $16 million in 2004, $0 in 2003, and $8 million in 2002.

Debt Agreements

The Company and its parent, Pruco Life, have a revolving line of credit facility of up to $800 million with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance. The total of asset-based financing and borrowing under this credit facility for the Company and its parent cannot be more than $800 million. As of December 31, 2004 and 2003, there was $99 million and $93 million, respectively, of asset-based financing. There is no outstanding debt to Prudential Funding, LLC as of December 31, 2004 or December 31, 2003.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2004 and 2003 are summarized in the table below:

                                                                      Three months ended
                                              -----------------------------------------------------------------
                                              -----------------------------------------------------------------
                                                   March 31        June 30       September 30     December 31
                                              -----------------------------------------------------------------
                                              -----------------------------------------------------------------
   2004                                                                 (in thousands)
   Total revenues                                  $    44,907     $   46,297      $    40,500      $   39,297
   Total benefits and expenses                          35,106         39,646           33,536          26,746
   Income from operations before income
   taxes       and cumulative effect of
   accounting change                                     9,801          6,651            6,964          12,551
   Net income                                            6,912          4,774            6,432           7,297
                                              -----------------------------------------------------------------

                                              -----------------------------------------------------------------
   2003                                                                 (in thousands)
   Total revenues                                   $   35,410     $   42,421       $   38,893      $   41,533
   Total benefits and expenses                          32,104         33,770           33,297          29,535
   Income from operations before income taxes
   and cumulative effect of accounting change            3,306          8,651            5,596          11,998
   Net income                                            2,633          5,932            3,229           8,823

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Pruco Life Insurance Company of New Jersey

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America) at December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts” as of January 1, 2004, and the fair value provisions of Statement of Financial Accounting Standards No. 123, “Accounting for Stock Based Compensation” as of January 1, 2003.

PricewaterhouseCoopers LLP

New York, New York

March 25, 2005

PART C:

OTHER INFORMATION

Item 27. EXHIBITS
Exhibit number	Description of Exhibit
(a)	Board of Directors Resolution:
(i) Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Variable Appreciable Account. (Note 2)
(ii) Amendment of Separate Account Resolution. (Note 5)
(b)	Not Applicable.
(c)	Underwriting Contracts:
(i) Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company of New Jersey. (Note 2)
(ii) Proposed form of Agreement between Pruco Securities, LLC and independent brokers with respect to the Sale of the Contracts. (Note 4)
(d)	Contracts:
(i) Variable Universal Life Insurance Contract. (Note 19)
(ii) Rider for Insured's Accidental Death Benefit - VL 110B-2000. (Note 6)
(iii) Rider for Insured's Total Disability Benefit - VL 100B-2004NY. (Note 18)
(iv) Rider for Level Term Insurance Benefit on Dependent Children - VL 182B-2000. (Note 6)
(v) Rider for Level Term Insurance Benefit on Dependent Children - From Conversions - VL 184B-2000. (Note 6)
(vi) Endorsement providing Type C Death Benefit Provisions - PLY 117-2003 (Note 18)
(vii) Rider for Settlement Options to Provide Acceleration of Death Benefits. ORD 87241-91-NY (Note 7)
(e)	Application:
(i) Application for Variable Universal Life Insurance Contract. (Note 14)
(ii) Supplement to the Application for Variable Universal Life Insurance Contract. (Note 4)
(f)	Depositor's Certificate of Incorporation and By-Laws:
(i) Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended March 11, 1983. (Note 2)
(ii) Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, February 12, 1998. (Note 3)
(iii) By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 4)
(g)	Reinsurance Contracts:
(i) Agreement between Pruco Life of New Jersey and Munich American Reassurance Company. (Note 17)
(ii) Amendments to the Agreement between Pruco Life of New Jersey and Munich American Reassurance Company. (Note 18)
(iii) Agreement between Pruco Life of New Jersey and Scottish Re, Inc. (Note 18)
(iv) Amendments to the Agreement between Pruco Life of New Jersey and Scottish Re, Inc. (Note 18)
(h)	Participation Agreements:
(i) American Skandia Trust, as amended June 8, 2005. (Note 19)
(i)	Administrative Contracts:
(i) Service Agreement between Prudential and First Tennessee Bank National Association. (Note 8)
(j)	Powers of Attorney:
(i) David R. Odenath, Jr. (Note 10)
(ii) James J. Avery, Jr. (Note 11)
(iii) Ronald P. Joelson (Note 12)
(iv) Helen M. Galt (Note 13)
(v) John Chieffo, C. Edward Chaplin (Note 15)
(vi) Andrew J. Mako (Note 16)
(k)	Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 1)
(l)	Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor's administrative procedures. (Note 1)
(m)	Calculation. (Note 1)
(n)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm. (Note 1)
(o)	None.
(p)	Not applicable.
(q)	Redeemability Exemption:
(i) Memoradum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-2(b)(12)(ii) and method for computing cash adjustment upon exercise of right to exchange for fixed benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B). (Note 18)

(Note 1)  Filed herewith.
(Note 2)  Incorporated by reference to Post-Effective Amendment No. 26 to Form S-6, Registration No. 2-89780, filed April 28, 1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 3)  Incorporated by reference to Post-Effective Amendment No. 12 for Form S-1, Registration No. 33-20018, filed April 19, 1999 on behalf of the Pruco Life of New Jersey Variable Contract real Property Account.
(Note 4)  Incorporated by reference to Form S-6, Registration No. 333-85117, filed on August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 5)  Incorporated by reference to Form S-6, Registration No. 333-94115, filed January 5, 2000 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 6)  Incorporated by reference to Form S-6, Registration No. 333-49334, filed November 3, 2000 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 7)  Incorporated by reference to Post-Effective Amendment No. 24 to Form S-6, Registration No. 2-81242, filed April 29, 1997 on behalf of the Pruco Life of New Jersey Variable Insurance Account.
(Note 8)  Incorporated by reference to Post-Effective Amendment No. 5 to Form S-6, Registration No. 333-49334, filed April 22, 2003 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 9)  Incorporated by reference to Form N-6 to this Registration Statement, filed February 13, 2004 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 10)  Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6, Registration No. 333-49334, filed February 8, 2001 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 11)  Incorporated by reference to Post-Effective Amendment No. 10 to Form S-1, Registration No. 33-20018, filed April 9, 1998 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.
(Note 12)  Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration No. 33-20018, filed April 10, 2001 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.
(Note 13)  Incorporated by reference to Post-Effective Amendment No. 5 to Form S-6, Registration No. 333-85117, filed June 28, 2001 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 14)  Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed April 16, 2004 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 15)  Incorporated by reference to Post-Effective Amendment No. 13 to Form N-4, Registration No. 333-49230, filed January 20, 2005 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(Note 16)  Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4, Registration No. 333-99275, filed June 27, 2003 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(Note 17)  Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6, Registration No. 333-49334, filed February 13, 2003 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 18)  Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed April 19, 2005 on behalf of the Pruco Life on New Jersey Variable Appreciable Account.
(Note 19)  Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement, filed August 15, 2005 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Item 28. Directors and Major Officers of Pruco Life of New Jersey

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past 5 years, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JAMES J. AVERY, JR., Vice Chairman and Director – President, Prudential Individual Life Insurance since 1998.

C. EDWARD CHAPLIN, Treasurer and Director – Senior Vice President and Treasurer, Prudential since 2000.

HELEN M. GALT, Director – Company Actuary, Prudential since 1993.

BERNARD J. JACOB, President and Director – Vice President, Prudential Individual Life and Annuities since 2004; 2002 to 2004: Vice President, Group Executive Strategy and Business Development; prior to 2002: Executive Vice President, Proact Technologies Corporation.

RONALD P. JOELSON, Director – Senior Vice President, Prudential Asset, Liability and Risk Management since 1999.

ANDREW J. MAKO, Director – Senior Vice President, Long Term Care, Prudential Group Insurance since 2004; prior to 2004: Vice President, Finance, Insurance Division, Prudential Financial.

DAVID R. ODENATH, JR., Director – President, Prudential Annuities, since 2003; prior to 2003: President, Prudential Investments.

OFFICERS WHO ARE NOT DIRECTORS

JOHN CHIEFFO, Vice President and Chief Accounting Officer – Vice President and Individual Life Controller since 1998.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary – Chief Counsel, Variable Products, Prudential Law Department since 1995.

MELODY C. MCDAID, Senior Vice President – Vice President and Site Executive, Prudential Financial Services Customer Service Office since 1995.

ESTHER H. MILNES, Senior Vice President – Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999.

JAMES M. O'CONNOR, Senior Vice President and Actuary – Vice President, Guaranteed Products since 2001.

SHIRLEY H. SHAO,Senior Vice President and Chief Actuary – Vice President and Actuary, Prudential since 1996.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed March 9, 2005.

Item 30. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Pruco Life of New Jersey, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Pruco Life of New Jersey’s By-law, Article V, which relates to indemnification of officers and directors, is filed as Exhibit 1.A.(6)(c) to Form S-6, Registration No. 333-85117, filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized in 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC ("Prusec")
Name and Principal Business Address	Position and Office With Depositor
John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, manager, Chief Operating Officer
Clifford E. Kirsch (Note 1)	Vice President, Chief Legal Officer, Secretary
Bernard Russo (Note 1)	Vice President, Controller, Chief Financial Officer
James G. Carroll (Note 1)	Vice President, Chief Compliance Officer
Maryanne Ryan (Note 2)	Vice President
Thomas H. Harris (Note 1)	Vice President
Mark A. Hug (Note 1)	Vice President
Patrick L. Hynes (Note 4)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
C. Edward Chaplin (Note 2)	Vice President, Treasurer
Ralph Aquilera (Note 1)	Assistant Controller
James J. Avery, Jr. (Note 1)	Manager
Kiernan J. Quinn (Note 1)	Vice President
David R. Odenath (Note 3)	Manager
Judy A. Rice (Note 3)	Manager
Martin Chotiner (Note 1)	Assistant Controller
Raymond H. Goslin (Note 1)	Assistant Controller
Janice Pavlou (Note 1)	Assistant Controller
Valerie Simpson (Note 1)	Assistant Controller
Paul F. Blinn (Note 1)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Robert Montellione (Note 1)	Assistant Treasurer
Mary Jo Reich (Note 1)	Assistant Secretary
Thomas Castano (Note 1)	Assistant Secretary
Kathleen Gibson (Note 2)	Vice President, Assistant Secretary
Sue J. Nam (Note 2)	Assistant Secretary
Helene Gurian (Note 2)	Vice President, Anti-Money Laundering Officer

(Note 1)	213 Washington Street, Newark, NJ 07102
(Note 2)	751 Broad Street, Newark, NJ 07102
(Note 3)	100 Mulberry Street, Newark, NJ 07102
(Note 4)	One New York Plaza, 11th Floor, New York, NY 10004

Prusec serves as principal underwriter of the variable insurance Contracts issued by Pruco Life of New Jersey. Prusec received gross distribution revenue for its individual variable life products of $114,496,331 in 2004. Prusec passes through the gross distribution revenue it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $10,572,253 in 2004. Prusec offers the Contract on a continuous basis.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 32. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company of New Jersey, is located at 213 Washington Street, Newark, New Jersey 07102-2992.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 33. Management Services

Not Applicable.

Item 34. Representation of Reasonableness of Fees

Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) represents that the fees and charges deducted under the Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life of New Jersey Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 5th day of October, 2005.

(Seal)

Pruco Life of New Jersey Variable Appreciable Account
(Registrant)

By: Pruco Life Insurance Company of New Jersey
(Depositor)

Attest:	/s/ Thomas C. Castano	By:	/s/ Bernard J. Jacob
	Thomas C. Castano		Bernard J. Jacob
	Assistant Secretary		President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 5th day of October, 2005.

Signature and Title

/s/*_________________________
John Chieffo
Vice President and Chief Accounting Officer

/s/*_________________________	*By: /s/ Thomas C. Castano
James J. Avery, Jr.	Thomas C. Castano
Director	(Attorney-in-Fact)

/s/*_________________________
C. Edward Chaplin
Director

/s/*_________________________
Helen M. Galt
Director

/s/*_________________________
Ronald P. Joelson
Director

/s/*_________________________
Andrew J. Mako
Director

/s/*_________________________
David R. Odenath, Jr.
Director

EXHIBIT INDEX

Item 27.

(k) Legal Opinion and Consent:	Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered.

(l) Actuarial Opinion and Consent:	Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor's administrative procedures.

(m) Calculation:	Calculation of sample illustrations.

(n) Auditor's Consent:	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.